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                                                                     EXHIBIT 2.1

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                            STOCK PURCHASE AGREEMENT

                                      AMONG

                      RENAISSANCE WORLDWIDE STRATEGY, INC.,

                          RENAISSANCE WORLDWIDE, INC.,

                             ROME ACQUISITION CORP.,

              AND SOLELY FOR THE PURPOSES OF SECTION 10.13 HEREOF,
                            BEHRMAN CAPITAL II, L.P.

                                February 29, 2000

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                                TABLE OF CONTENTS

1.    PURCHASE AND SALE OF THE SHARES.                                        1
      1.1.    The Shares                                                      1
      1.2.    Consideration                                                   1
      1.3.    Advance Repayment.                                              1
      1.4.    The Closing                                                     1

2.    REPRESENTATIONS AND WARRANTIES OF SELLER AND COMPANY.                   2
      2.1.    Organization and Qualification; Subsidiaries.                   2
      2.2.    Certificate of Incorporation and By-Laws.                       2
      2.3.    Capitalization.                                                 2
      2.4.    Authority Relative to this Agreement.                           3
      2.5.    Title to Shares.                                                3
      2.6.    No Conflict; Required Filings and Consents.                     3
      2.7.    Compliance.                                                     5
      2.8.    Financial Statements.                                           5
      2.9.    Absence of Certain Changes or Events.                           5
      2.10.   No Undisclosed Liabilities.                                     6
      2.11.   Absence of Litigation.                                          6
      2.12.   Employee Benefit Plans, Employment Agreements.                  6
      2.13.   Labor Matters.                                                  8
      2.14.   All Assets Necessary to Conduct Business                        8
      2.15.   Title to Property.                                              8
      2.16.   Taxes.                                                          9
      2.17.   Environmental Matters.                                         10
      2.18.   Intellectual Property.                                         11
      2.19.   Immigration Compliance.                                        12
      2.20.   Transactions with Affiliates.                                  12
      2.21.   Brokers.                                                       12
      2.22.   Change in Control Payments.                                    13
      2.23.   Accounts Receivable; Accounts Payable                          13
      2.24.   Warranty and Related Matters.                                  13
      2.25.   Corporate Records; Copies of Documents                         14
      2.26.   Customers                                                      14
      2.27.   Customer Intentions                                            14
      2.28.   Year 2000                                                      14
      2.29.   Employees of the Business Strategy Group                       15
      2.30.   Full Disclosure.                                               15

3.    REPRESENTATIONS AND WARRANTIES OF BUYER                                15
      3.1.    Organization and Qualification.                                15


                                        i
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      3.2.    Authority Relative to this Agreement.                          15
      3.3.    No Conflict, Required Filings and Consents.                    15
      3.4.    Brokers.                                                       16
      3.5.    Investment Intent.                                             16

4.    COVENANTS OF THE PARTIES                                               17
      4.1.    Conduct of Business Prior to Closing                           17
      4.2.    Exclusivity                                                    18
      4.3.    HSR Act.                                                       18
      4.4.    Access to Information; Confidentiality.                        19
      4.5.    Consents; Approvals.                                           19
      4.6.    Public Announcements.                                          19
      4.7.    Non-Competition, Non-Solicitation.                             19
      4.8.    Business Records.                                              21
      4.9.    Tax Matters                                                    21
      4.10.   Use of Names.                                                  24
      4.11.   Assignment of Intellectual Property.                           24
      4.12.   Leases.                                                        25
      4.13.   Bonus Repayment                                                26
      4.14.   Notice of Default.                                             26
      4.15.   Provision of Employees                                         26
      4.16.   Equipment Leases                                               26
      4.17.   Dissolutions and Distributions                                 27
      4.18.   Indebtedness between Seller and Company                        27
      4.19.   Transfer of Litigation.                                        27
      4.20.   Payment.                                                       27
      4.21.   Certain Accounts.                                              27

5.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF EACH PARTY.                 27
      5.1.    HSR Act                                                        27
      5.2.    No Injunctions or Restraints; Illegality.                      27

6.    ADDITIONAL CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BUYER.       28
      6.1.    Representations and Warranties                                 28
      6.2.    Agreements and Covenants                                       28
      6.3.    Consents Obtained                                              28
      6.4.    Liens.                                                         28
      6.5.    Guaranty.                                                      29
      6.6.    Delivery of Shares.                                            29
      6.7.    Opinion of Seller's Counsel.                                   29
      6.8.    No Material Adverse Change                                     29
      6.9.    Earnout Payments                                               29
      6.10.   Indebtedness of the Company and the Subsidiaries               29


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      6.11.   [Reserved]                                                     29
      6.12.   Transition Services                                            29
      6.13.   Dissolutions and Distributions                                 29
      6.14.   Licensing Agreement.                                           30
      6.15.   Transferred Litigation.                                        30

7.    ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER           30
      7.1.    Representations and Warranties                                 30
      7.2.    Agreements and Covenants                                       30
      7.3.    Consents Obtained                                              30
      7.4.    Payment of Purchase Price.                                     30
      7.5.    Advance Repayment                                              30
      7.6.    Opinion of Buyer's Counsel.                                    30

8.    INDEMNIFICATION                                                        30
      8.1.    Survival of Representations and Warranties                     31
      8.2.    Indemnity by the Seller                                        31
      8.3.    Limitations on Indemnity by the Seller                         32
      8.4.    Additional Indemnity by the Seller.                            32
      8.5.    Matters Involving Third Parties                                33

9.    DEFINITIONS.                                                           34

10.   MISCELLANEOUS                                                          38
      10.1.   Knowledge.                                                     38
      10.2.   Notices.                                                       38
      10.3.   Expenses of Transaction                                        40
      10.4.   Entire Agreement.                                              40
      10.5.   Assignment                                                     40
      10.6.   Governing Law, etc.                                            41
      10.7.   Waiver of Jury Trial.                                          41
      10.8.   Counterparts.                                                  41
      10.9.   Headings.                                                      41
      10.10.  Termination.                                                   41
      10.11.  Effect of Termination.                                         43
      10.13.  The Guarantor.                                                 43

                               Disclosure Schedule

Section 2.1    Subsidiaries
Section 2.3    Capitalization
Section 2.5    Title to Shares


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Section 2.6    Conflicts
Section 2.7    Compliance
Section 2.8    Financial Statements
Section 2.9    Absence of Changes
Section 2.10   Undisclosed Liabilities
Section 2.11   Litigation
Section 2.12   Benefit Plans
Section 2.13   Labor Matters
Section 2.14   Assets
Section 2.15   Title to Property
Section 2.16   Taxes
Section 2.17   Environmental Matters
Section 2.18   Intellectual Property
Section 2.19   Immigration Compliance
Section 2.20   Transactions with Affiliates
Section 2.21   Brokers
Section 2.22   Change in Control Payments
Section 2.23   Accounts Receivable; Accounts Payable
Section 2.24   Warranty and Related Matters
Section 2.25   Corporate Records; Copies of Documents
Section 2.26   Customers
Section 2.27   Year 2000
Section 2.28   Disclosure
Section 2.29   Employees of the Business Strategy Group
Section 3.3    Conflicts
Section 3.4    Brokers
Section 4.2    Exclusivity
Section 4.10   Allocation of Purchase Price
Section 4.11   Agreements
Section 4.12   Leases
Section 4.15   Provision of Employees
Section 4.17   Dissolutions and Distributions

                                List of Exhibits

Exhibit A-1    Assignment of Rights in Trademarks, Service Marks and Trade Names
Exhibit A-2    Assignment of Rights in Trademarks, Service Marks and Trade Names
Exhibit B      Assignment Agreement
Exhibit C      Consents
Exhibit D      Opinion of Lovell White Durrant
Exhibit E      Transition Services Agreement


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Exhibit F      License Agreement


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                            STOCK PURCHASE AGREEMENT

      THIS AGREEMENT is made as of February 29, 2000 among Rome Acquisition Corp., a Delaware corporation (the "Buyer"), and solely for the purposes of
Section 10.13 hereof, Behrman Capital II, L.P., a Delaware limited partnership (the "Guarantor"), Renaissance Worldwide Strategy, Inc., a Delaware corporation (the "Company"), and Renaissance Worldwide, Inc., a Massachusetts corporation and the holder of all of the outstanding capital stock of the Company (the "Seller").

      WHEREAS, the Seller owns all of the outstanding shares of capital stock of the Company (the "Shares"); and

      WHEREAS, this Agreement contemplates a transaction in which the Buyer will purchase from the Seller, and the Seller will sell to the Buyer, all of the Shares in exchange for the Purchase Price (as defined below).

      NOW, THEREFORE, in consideration of these premises, the respective covenants of the Buyer, the Company and the Seller set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    PURCHASE AND SALE OF THE SHARES.

      1.1. The Shares. Subject to compliance with all the terms and conditions of this Agreement and in reliance on the representations and warranties set forth in this Agreement, the Seller agrees to sell to the Buyer, and the Buyer agrees to purchase from the Seller, at the Closing all of the Shares for the Purchase Price.

      1.2. Consideration. The consideration to be paid by the Buyer to the Seller for the Shares shall be cash in an aggregate amount equal to $65,000,000 in cash payable by wire transfer to the Seller (the "Purchase Price").

      1.3. Advance Repayment. The Buyer shall pay to Seller at the Closing $1,115,950 in cash to repay the Seller for advances by Seller to the Company for payment by the Company of amounts to employees of the Company (plus applicable social security, unemployment and Medicare payments) as shown on Section 1.3 of the Disclosure Schedule.

      1.4. The Closing. The closing (the "Closing") shall be held at the offices of Ropes & Gray, One International Place, Boston, Massachusetts, at 10:00 a.m. as promptly as practicable (and in any event within two business days) after satisfaction or waiver of the conditions set forth in Sections 5, 6 and 7, but in any event no later than March 10, 2000, subject to the satisfaction or waiver of the conditions set forth in Sections 5, 6 and 7 by such date (the "Closing Date"). At the Closing: (a) the Seller will deliver to the Buyer stock certificates representing all of the Shares, together with separate stock powers executed in blank; (b) the Buyer will deliver to the
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Seller the Purchase Price in immediately available funds; and (c) each party will deliver to the other such certificates, opinions and other documents as are contemplated hereby.

2.    REPRESENTATIONS AND WARRANTIES OF SELLER AND COMPANY.

      The Seller and the Company hereby jointly and severally represent and warrant to Buyer that, except as set forth in the written disclosure schedule delivered on or prior to the date hereof by the Seller and the Company to Buyer that is arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 2 (the "Disclosure Schedule"):

      2.1. Organization and Qualification, Subsidiaries. Each of the Company, the Subsidiaries and the Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority necessary to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company and Subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not reasonably be expected to have a Material Adverse Effect. A true and complete list of the jurisdiction of incorporation and authorized capitalization of the Subsidiaries is set forth in
Section 2.1 of the Disclosure Schedule. Other than the Subsidiaries, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity, excluding securities in any publicly traded company held for investment by the Company and comprising less than one percent of the outstanding stock of such company.

      2.2. Certificate of Incorporation and By-Laws. The Seller has heretofore furnished to Buyer a complete and correct copy of the Company's Certificate of Incorporation and By-Laws as most recently restated and subsequently amended to the date hereof and has furnished to Buyer the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of each of the Subsidiaries (as to each Subsidiary, the "Subsidiary Documents"). Such Certificate of Incorporation, By-Laws and Subsidiary Documents are in full force and effect and neither the Company nor Subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or By-Laws or Subsidiary Documents.

      2.3. Capitalization. The authorized capital stock of the Company consists of 3,000 shares of common stock, $0.01 par value. As of the date hereof, 1,000 shares of common stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable. There are no options, warrants or other rights, agreements, arrangements or commitments of any character existing on the date hereof to which the Company or Subsidiaries are a party relating to the issued or unissued capital stock of the Company or Subsidiaries or obligating the Company or Subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the

Company or Subsidiaries. There are no obligations, contingent or otherwise, of the Company or Subsidiaries to repurchase, redeem or otherwise acquire any shares of common stock or the capital stock of any subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution, guaranty or otherwise) in any such subsidiary or any other entity. All of the outstanding shares of capital stock of Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and all such shares are owned by the Company, free and clear of all security interests, liens, claims, pledges, agreements, limitations in respect of voting rights, charges or other encumbrances of any nature whatsoever (collectively, the "Liens").

      2.4. Authority Relative to this Agreement. Each of the Seller and the Coin an has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each of the Seller and the Company and the consummation by each of the Seller and the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of each of the Seller and the Company, respectively. This Agreement has been duly and validly executed and delivered by each of the Seller and the Company, and assuming the due authorization, execution and delivery by Buyer, constitutes a legal, valid and binding obligation of each of the Seller and the Company, enforceable against each of them in accordance with its terms.

      2.5. Title to Shares. The Seller is the sole record and beneficial owner of, and has good and marketable title to, the Shares free and clear of any Lien, except for restrictions on transfer imposed by applicable securities laws. Neither the Seller nor the Company is a party to any option, warrant, purchase right or other contract or commitment that requires the Seller or the Company to sell, transfer or otherwise dispose of any capital stock of the Company, except for this Agreement. Upon endorsement by the Seller of the certificate representing the Shares and delivery of such certificate by the Seller to the Buyer at the Closing, the Shares will have been duly transferred to the Buyer free and clear of any Lien (other than any Lien created by Buyer), except for restrictions on transfer imposed by the applicable securities laws.

      2.6. No Conflict; Required Filings and Consents.

            (a) Section 2.6(a) of the Disclosure Schedule includes a list of (i) all loan agreements, indentures, mortgages, pledges, conditional sale or title retention agreements, security agreements, guaranties and standby letters of credit, equipment leases or lease purchase agreements to which the Company or Subsidiaries are a party or by which they or any of their properties or assets, or any BSG Properties or BSG Assets, are bound and
      (ii) all contracts, agreements, commitments or other understandings or arrangements to which the Company or Subsidiaries are a party or by which they, any of their properties or assets, or any BSG Properties or BSG Assets, are bound or affected, but excluding any contract, agreement, commitment or other understanding or arrangement entered into in the ordinary course of business and involving, in the case of each of clauses
      (i) and (ii) above, payments or receipts by the Seller, the Company , the Business Strategy Group or any of the Subsidiaries of less than $75,000 in any single instance (collectively, the "Contracts").

            (b) (i) Neither the Seller, the Company nor Subsidiaries has materially breached, is in material default under, or has received written notice of any material breach of or material default under, any of the Contracts, (ii) to the best knowledge of the Seller, no other party to any of the Contracts has materially breached or is in material default of any of its obligations thereunder, and (iii) to the best knowledge of the Seller, each of the Contracts is in full force and effect.

            (c) The execution and delivery of this Agreement by each of the Seller and the Company does not, and the performance of this Agreement by each of the Seller and the Company and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the Certificate of Incorporation (or Articles of Organization) or By-Laws of the Seller or the Company, (ii) conflict with or violate any federal, foreign, state or provincial law, rule, regulation, order, judgment or decree (collectively, "Laws") applicable to the Company or Subsidiaries or the Seller, by which its or any of their respective properties or by which any of the BSG Properties is bound or affected, or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the rights of the Subsidiaries, the Company or the Seller or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company, Subsidiaries or Seller or on any of the BSG Properties or BSG Assets pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company, Subsidiaries or Seller is a party or by which the Company, Subsidiaries or Seller, any of their respective properties or any of the BSG Properties is bound or affected, except as to clause (iii) above for any such conflicts, violations, breaches, defaults, impairments, alterations or other occurrences that would not reasonably be expected to have a Material Adverse Effect.

            (d) The execution and delivery of this Agreement by each of the Seller and the Company does not, and the performance of this Agreement by each of the Seller and the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any federal, foreign, state or provincial governmental or regulatory authority to be obtained or made by the Seller, the Company or any of the Subsidiaries except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

      2.7. Compliance. The Company and the Subsidiaries each has all Approvals necessary to permit it to own its property and to conduct the business of the Business Strategy Group as it is presently conducted or proposed to be conducted and all such Approvals are valid and in full force and effect, except for any such Approvals, the absence of which would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor Subsidiaries is in conflict with, or in default or violation of any Law or Approval applicable to the Company or Subsidiaries or by which its or any of their respective properties, or any of the BSG Properties or BSG Assets, is bound or affected except for any such conflicts, defaults or violations which would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor Subsidiaries is subject to any judgment, consent decree, compliance order or administrative order with respect to any aspect of the business, properties or assets of the Company or the Subsidiaries or of the Business Strategy Group business, BSG Properties or the BSG Assets, except where such judgment, consent decree, compliance order or administrative order would not reasonably be expected to have a Material Adverse Effect.

      2.8. Financial Statements. The Seller has furnished the Buyer with copies of the following financial statements of the Business Strategy Group: (a) the audited consolidated balance sheet as of December 26, 1998; (b) the audited consolidated balance sheet as of October 30, 1999 (the "Audit Date") and the related statement of income for the ten (10) months ended October 30, 1999; and
(c) the unaudited consolidated balance sheet as of November 30, 1999 (the "Most Recent Balance Sheet") and the statement of income for the eleven (11) months ended November 30, 1999 ((a), (b) and (c) collectively, the "Financial Statements"). Except as described in Section 2.8 of the Disclosure Schedule, the Financial Statements (i) present fairly the financial position of the Company and Subsidiaries and the results of operations of the Company and Subsidiaries as of the respective dates thereof and for the periods covered thereby and (ii) were prepared in accordance with generally accepted accounting principles ("GAAP"), applied on a consistent basis throughout the periods covered thereby; provided, however, that the Financial Statements described in clause (c) above lack notes and the Financial Statements described in clause (c) above may be subject to normal, recurring adjustments that would be made in the course of an audit and that would not be material. To the knowledge of the Seller, there is no contingent liability material to the Company, Subsidiaries or the Business Strategy Group that, as of the date thereof, should be reflected on the Most Recent Balance Sheet that is not so reflected or disclosed.

      2.9. Absence of Certain Changes or Events. Since the Audit Date, the Company, the Subsidiaries and the Business Strategy Group, taken as a whole, have conducted their business in the ordinary course consistent with past practice and there has not occurred: (a) any Material Adverse Effect; (b) any amendments or changes in (i) the Certificate of Incorporation or By-laws of the Company or (ii) the Subsidiary Documents; (c) any damage to, destruction or loss of any material asset of the Company or the Subsidiaries or any material BSG Asset (whether or not covered by insurance); (d) any change by the Company, the Business Strategy Group or the Subsidiaries in their accounting methods, principles or practices, collection policies, pricing policies or payment policies; (e) any material revaluation by the Company, the Seller or any of the Subsidiaries of any of their respective assets or any BSG Asset; (f) any other action or event that would have required the consent of Buyer pursuant to
Section 4.1 had such action or event occurred after the date of this Agreement;
(g) any amendment or termination of any Contract; (h) any obligation or liability incurred by the Company or the Subsidiaries to any of their officers, directors, stockholders or employees, or any loans or advances made by the Company or the Subsidiaries to any of their officers, directors, stockholders or employees, except normal compensation and expense allowances payable to employees; (i) any resignation, termination or removal of the officers of the Company or the Subsidiaries or loss of key personnel of the Company or the Subsidiaries or the Business Strategy Group or change in the terms and conditions of the employment of the officers or key personnel of the Business Strategy Group; (j) any written claim of unfair labor or employment practices involving the Company or the Subsidiaries; (k) any establishment or creation of any employment, deferred compensation or severance arrangement or employee benefit plan by the Company or the Subsidiaries or the amendment by the Company or the Subsidiaries of any of the foregoing; or (1) any sale of a material amount of property of the Company, the Business Strategy Group or the Subsidiaries taken as a whole.

      2.10. No Undisclosed Liabilities. Except as disclosed in the Financial Statements, neither the Company, the Subsidiaries nor the Business Strategy Group has any liabilities (absolute, accrued, contingent or otherwise), except liabilities (a) in the aggregate adequately provided for in the Most Recent Balance Sheet, (b) incurred in the ordinary course of the Business Strategy Group's business and not required under GAAP to be reflected on the Most Recent Balance Sheet, (c) incurred since the date of the Most Recent Balance Sheet in the ordinary course of the Business Strategy Group's business consistent with past practice or (d) incurred in connection with this Agreement.

      2.11. Absence of Litigation. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of the Seller, threatened against the Company or the Subsidiaries, or involving the BSG Assets, the BSG Properties or any properties or rights of the Company or the Subsidiaries (or, as to matters related to the Company, the Subsidiaries or the Business Strategy Group business, with respect to which the Seller has received written notice, against any officers, directors, shareholders or key employees of the Business Strategy Group), before any federal, foreign, state or provincial court, arbitrator or administrative, governmental or regulatory authority or body that would reasonably be expected to have a Material Adverse Effect.

      2.12. Employee Benefit Plans, Employment Agreements.

            (a) Section 2.12(a) of the Disclosure Schedule lists as of the date hereof all employee pension plans (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), all material employee welfare plans (as defined in Section 3(1) of ERISA), and all other material bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements, written or otherwise, which the Company or the Subsidiaries maintain or to which the Company or the Subsidiaries contribute for the benefit of any group of current or former employees of or consultants to the Company, the Subsidiaries or the Business Strategy Group (all such plans, practices and programs are referred to as the "Employee Plans"). To the extent requested by Buyer, there have been made available to Buyer copies of (i) each such written Employee Plan (other than those referred to in Section 4(b)(4) of ERISA) (ii) the most recent annual report on Form 5500 series, with accompanying schedules and attachments, filed with respect to each Employee Plan required to make such a filing, and (iii) copies of summary plan descriptions for each such written Employee Plan (other than those referred to in Section 4(b)(4) of ERISA). For purposes of this Section 2.12(a), the term "material," used with respect to any Employee Plan, shall mean that the Company or an ERISA Affiliate has incurred or may reasonably be expected to incur obligations in an annual amount exceeding $50,000 with respect to such Employee Plan.

            (b) (i) None of the Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person (other than health care continuation coverage as required by COBRA), and none of the Company Employee Plans is a "multiemployer plan" as such term is defined in
      Section 3(37) of ERISA; (ii) there has been no non-exempt "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Code, with respect to any Employee Plan, which could result in any liability of the Company or any of the Subsidiaries; (iii) all Employee Plans are in compliance in all respects with the requirements prescribed by any and all Laws (including ERISA and the Code), currently in effect with respect thereto; (iv) neither the Company nor any ERISA Affiliate maintains, or within the preceding six years has maintained, an Employee Plan subject to Title IV of ERISA or Section 412 of the Code; (v) to the knowledge of the Seller, each Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under
      Section 501(a) of the Code so qualifies; (vi) all contributions required to be made to any Employee Plan pursuant to the terms of the Employee Plan or any collective bargaining agreement, have been made or accrued on the financial statements of the Company in accordance with GAAP, except where the failure of any of the foregoing subparagraphs (i) through (vi) to be true would not have a Material Adverse Effect.

            (c) Section 2.12(c) of the Disclosure Schedule sets forth as of the date hereof a true and complete list of: (i) all written employment agreements with officers or employees of the Company, the Subsidiaries or the Business Strategy Group that provide for annual base salaries in excess of $120,000; (ii) all agreements with consultants who are individuals, independent contractors or advisors obligating the Company or the Subsidiaries to make annual cash payments in an amount exceeding $120,000; and (iii) all severance agreements, programs and policies of the Company or the Subsidiaries with or relating to its employees or employees of the Business Strategy Group, in each case with outstanding commitments exceeding $120,000, excluding programs and policies required to be maintained by law.

      2.13. Labor Matters.

            (a) There are no claims or proceedings pending or, to the knowledge of Seller, threatened, between the Company or Subsidiaries and any of their respective employees, asserting that the Company or the Subsidiaries have committed employment discrimination or an unfair labor practice which claims or proceedings are currently having or would reasonably be expected to have a Material Adverse Effect;

            (b) neither the Company nor the Subsidiaries nor the Seller is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or the Subsidiaries;

            (c) the Seller has no knowledge of any strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of the Company or Subsidiaries, which would reasonably be expected to have a Material Adverse Effect;

            (d) neither the Company nor the Subsidiaries is delinquent in payments to any of its employees or consultants for any wages, salaries, commissions, bonuses, fees or other compensation for services; and

            (e) each of the Company and the Subsidiaries is, and has heretofore been, in compliance in all material respects with all applicable Laws respecting labor, employment, fair employment practices, terms and conditions of employment and wages and hours.

      2.14. All Assets Necessary to Conduct Business. The Company or the Subsidiaries own all of the assets, properties and rights necessary to conduct the Business Strategy Group business as currently conducted by the Company, the Subsidiaries and the Seller, as a whole.

      2.15. Title to Property. Each of the Company and the Subsidiaries has good and marketable title to all of the BSG Properties and BSG Assets, free and clear of all Liens, except for Liens for taxes not yet due and payable and such Liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which would not have a Material Adverse Effect. All leases pursuant to which the Seller, the Seller, the Company or the Subsidiaries lease from others BSG Properties or BSG Assets are, to the knowledge of the Seller, in good standing, valid and effective in accordance with their respective terms, and there is not under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default) by either the Company or the Subsidiaries, or, to the knowledge of the Seller, any other party thereto. Neither the Company nor the Subsidiaries owns any real property.

      2.16. Taxes.

            (a) For purposes of this Agreement, "Tax" or "Taxes" shall mean taxes and assessments payable to any federal, state, local or foreign taxing authority, including (without limitation) (i) income, franchise, profits, gross receipts, ad valorem, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto; and "Tax Returns" shall mean returns, reports, and information statements with respect to Taxes required to be filed with the Internal Revenue Service (the "IRS") or any other federal, foreign, state or provincial taxing authority, domestic or foreign, including, without limitation, consolidated, combined and unitary tax returns.

            (b) All Tax Returns required to be filed by, or which include, the Company or any of the Subsidiaries have been timely filed (giving effect to extensions), other than those Tax Returns as to which the failure to file would not reasonably be expected to have a Material Adverse Effect. Each of the Company and the Subsidiaries has paid (or had paid on its behalf) all material Taxes required to be paid by it.

            (c) There are no outstanding liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company or Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

            (d) There is no outstanding dispute or claim concerning any Tax for which the Company or Subsidiaries could be liable which would reasonably be expected to have a Material Adverse Effect.

            (e) The Financial Statements contain adequate provision through the dates thereof for all unpaid Taxes of the Company and Subsidiaries determined in accordance with GAAP.

            (f) Neither the Company nor any of the Subsidiaries has any liability for any Taxes (or any Losses related to Taxes) of any other Person (other than members of the consolidated group of which Seller is the common parent) under Treasury Regulations ss.1.1502.6, any similar provision of foreign, state or local law, by contract, or otherwise. The consolidated group of which Seller is common parent has paid all Taxes required to be paid by any of its members for which any of the Company or the Subsidiaries has or would have any liability for each taxable period during which the Company or either of the Subsidiaries was a member of such group.

            (g) Excluding payments pursuant to new employment agreements defined as New Agreements in Section 2.12 of the Disclosure Schedule, and payments pursuant to any other arrangements put in place by the Company after the Closing, the Company has not made and is not obligated to make any material payments that are not deductible under IRC Section 280G. The Company has not filed a consent under IRC Section 341(f).

            (h) None of the Company or the Subsidiaries is a party to a tax allocation or sharing agreement that is not described in Section 4.9(g).

            (i) The Seller and the Company are members of a "selling consolidated group" within the meaning of Treasury Regulations ss. 1.338(h)(l0)-l(d).

            (j) Each Subsidiary has been resident for tax purposes and for the purposes of the U.K./U.S. Double Tax Treaty in the United Kingdom and nowhere else at all times since its incorporation and will be so resident at the Closing.

            (k) Each Subsidiary has properly operated the PAYE and National Insurance contributions systems by making such deductions as are required by law from all payments made or deemed to be or treated as made by it or on its behalf, and by duly accounting to the relevant taxing authority for all sums so deducted.

      2.17. Environmental Matters. Except in all cases as, in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, the Company, the Business Strategy Group and the Subsidiaries: (i) have obtained all Approvals which are required to be obtained under all applicable federal, state, foreign or local laws or any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes by the Business Strategy Group, the Company or Subsidiaries or their respective agents ("Environmental Laws"); (ii) are in compliance with all terms and conditions of such required Approvals, and also are in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in applicable Environmental Laws; (iii) have not received notice of any past or present violations of Environmental Laws or any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, against the Company or Subsidiaries based on or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge or release into the environment, of any pollutant, contaminant or hazardous or toxic material or waste; and (iv) have taken all actions necessary under applicable Environmental Laws to register any products or materials required to be registered by the Business Strategy Group, the Company or the Subsidiaries (or any of their respective agents) thereunder.

      2.18. Intellectual Property.

            (a) The Company, directly or indirectly, owns, or is licensed or otherwise possesses legally enforceable rights to use, all trademarks, trade names, service marks, copyrights, and any applications therefor, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are used in and material to the Business Strategy Group business as currently conducted (the "Intellectual Property Rights").

            (b) No claims are pending, have been asserted to the Seller, the Company or the Subsidiaries in writing or, to the knowledge of the Seller, are threatened by any person nor to the knowledge of the Seller has there occurred any event nor does there exist any condition on the basis of which any valid claim may be asserted (i) against the use by the Business Strategy Group, the Company or Subsidiaries of the Intellectual Property Rights, or (ii) challenging the ownership by the Business Strategy Group, the Company or Subsidiaries, or the validity or effectiveness of any of the Intellectual Property Rights, except for such claims that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (c) To the knowledge of the Seller, the Business Strategy Group business as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company or the Subsidiaries do not infringe or conflict with any existing patent, trademark, copyright, trade secret or any other intellectual property rights of any third party.

            (d) All licenses or other agreements under which the Company or the Subsidiaries are granted Intellectual Property Rights (excluding licenses to use "off the shelf' software which is generally commercially available) are, to the knowledge of the Seller, in full force and effect and there is no material default by the Company or the Subsidiaries. All licenses or other agreements under which the Company or the Subsidiaries have granted Intellectual Property Rights to others are, to the knowledge of the Seller, in full force and effect and there is no material default by the Company or the Subsidiaries with respect to such licenses and other agreements.

      2.19. Immigration Compliance.

            (a) The Company is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules, directives and regulations relating to the employment authorization of its employees (including, without limitation, the Immigration Reform and Control Act of 1986, as amended and supplemented, and Section 212(n) and 274A of the Immigration and Nationality Act, as amended and supplemented, and all implementing regulations relating thereto), and, to the knowledge of the Seller, neither the Company nor the Seller (to the extent relating to employees of the Business Strategy Group) has employed or is it currently employing any unauthorized aliens (as such term is defined under 8 CFR 274a.1(a)).

            (b) Neither the Seller nor the Company has received any notice from the Immigration and Naturalization Service (the "INS") or the United States Department of Labor (the "DOL") of the disapproval or denial of any visa petition pending before the INS or labor certification pending before the DOL on behalf of any employee or prospective employee of the Company or the Seller (to the extent relating to employees of the Business Strategy Group).

            (c) Section 2.19(c) of the Disclosure Schedule contains a true, complete and accurate list of all non-immigrant or immigrant visa petitions pending before the INS and labor certifications pending before the DOL on behalf of any of the employees or prospective employees of the Company or the Seller (to the extent relating to employees of the Business Strategy Group).

            (d) Since the approval of each of their respective visa petitions, there has been no material change in the terms and conditions of employment of any employees of the Company or the Seller (to the extent relating to employees of the Business Strategy Group), provided that it is acknowledged that certain employees from time to time unilaterally breach the terms of their employment with the Company or the Seller.

      2.20. Transactions with Affiliates. Except as set forth in Section 2.20 of the Disclosure Schedule, neither the Seller nor any other Affiliate of the Company or the Subsidiaries has any Indebtedness to or from the Company or the Subsidiaries. Since January 1, 1999, no transaction has occurred or was continuing that would require disclosure under Item 404 of Regulation S-K of the federal securities laws by the Company, if the Company were subject to such item.

      2.21. Brokers. No broker, finder or investment banker (other than SG Cowen Securities Corporation, the fees and expenses of whom will be paid by the Seller) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, the Business Strategy Group or the Subsidiaries, the Seller or their Affiliates. Notwithstanding the foregoing, at the Closing, and only in the event of the consummation of the Closing by the parties hereto, the Company will make a cash payment to the Buyer equal to the reasonable fees and expenses incurred by the Buyer, its Affiliates and their advisors, including legal counsel, which fees and expenses shall include a transaction fee equal to $1,860,853 to Behrman Capital; provided, that in no event shall Seller have any liability with respect to such payment to Buyer or Behrman Capital, and if the Closing is not consummated for any reason whatsoever, neither the Seller nor the Company shall have any liability with respect to such payments to Buyer and Behrman Capital.

      2.22. Change in Control Payments. Neither the Company nor Subsidiaries nor the Seller have any plans, programs or agreements to which they are parties, or to which they are subject, pursuant to which payments by the Company or Subsidiaries may be required, or acceleration of benefits to be paid by the Company or Subsidiaries may be required upon consummation of the sale of all of the Shares.

      2.23. Accounts Receivable; Accounts Payable.

            (a) All of the accounts receivable of the Company, the Business Strategy Group and the Subsidiaries are reflected properly on their books and records in accordance with GAAP, are valid receivables, arose from bona fide transactions in the ordinary course of business and, except as reflected in accounts payable on the Most Recent Balance Sheet, are subject to no known set off or counterclaim except as set forth in the allowance for doubtful accounts stated in the Most Recent Balance Sheet in accordance with GAAP, which allowance, is a reasonable estimate, in accordance with GAAP, of the uncollectible accounts of the Company, the Business Strategy Group and the Subsidiaries. Since the date of the Most Recent Balance Sheet, each of the Company, the Business Strategy Group and the Subsidiaries has collected its accounts receivable in the ordinary course of business and in a manner which is consistent with past practices. Neither the Company nor the Subsidiaries has any accounts receivable or loans receivable from the Seller or any of Seller's subsidiaries (other than the Company or its Subsidiaries).

            (b) Except as set forth in Section 2.23(b) of the Disclosure Schedule, all accounts payable and notes payable of the Company, the Business Strategy Group and the Subsidiaries arose in bona fide transactions in the ordinary course of business and no such account payable or note payable is delinquent by more than 60 days in its payment as of the date hereof. Since the date of the Most Recent Balance Sheet, each of the Company, the Business Strategy Group and the Subsidiaries has paid its accounts payable in the ordinary course of business and in a manner which is consistent with past practices. Except as set forth on
      Section 2.23(b) of the Disclosure Schedule, neither the Company nor the Subsidiaries has any account payable to Seller or any of Seller's subsidiaries (other than the Company or its Subsidiaries).

      2.24. Warranty and Related Matters. Section 2.24 of the Disclosure Schedule sets forth a complete list of all outstanding contractual product and service warranties, rights of return, guarantees on any of the products or services provided by the Business Strategy Group that either of the Seller, the Company or the Subsidiaries distribute, services, markets, sells or produces for itself, a customer or a third party, other than implied warranties that the Seller, the

Company or Subsidiaries will perform services specified (each such product or service shall be referred to herein as a "Company Product"). Except as set forth in Section 2.24 of the Disclosure Schedule, there are no existing or, to the knowledge of the Seller, threatened in writing, product liability, warranty or other similar claims against the Seller, the Company or the Subsidiaries alleging that any Company Product fails to meet any such product or service warranties except as set forth in Section 2.24 of the Disclosure Schedule. Except as set forth in Section 2.24 of the Disclosure Schedule, neither the Seller, the Company nor the Subsidiaries is obligated to return, credit or reduce any portion of any consideration paid with respect to any Company Product.

      2.25. Corporate Records; Copies of Documents. The corporate record books of each of the Company and the Subsidiaries and the statutory books of the Subsidiaries accurately reflect all corporate action taken by their stockholders and board of directors and committees. The copies of the corporate records of the Company and the Subsidiaries and the statutory books of the Subsidiaries, as made available to the Buyer for review, are true and complete copies of the originals of such documents. The Seller has made available for inspection and copying by the Buyer and its counsel true and correct copies of all documents referred to in this Agreement or in the Disclosure Schedule delivered to the Buyer pursuant to this Agreement. All material accounts, documents and returns required by Law to be delivered or made to the Registrar of Companies in the United Kingdom or any other authority in connection with the Subsidiaries have been duly and correctly delivered and made.

      2.26. Customers. Section 2.26 of the Disclosure Schedule sets forth the name of each customer of the Business Strategy Group which accounts for more than $250,000 in sales of the Business Strategy Group on a consolidated basis for the eleven (11) months ended November 30, 1999 (each, a "Customer"). Since January 1, 1999, no Customer has given the Company written notice terminating, or that it intends to terminate, its relationship with the Company as a result of such Customer's dissatisfaction with the Company's performance of its obligations.

      2.27. Customer Intentions. No Customer has, to the knowledge of Seller (including based on the letter dated January 27, 2000 from Mark Bruneau to the Seller), any plan or intention to terminate, cancel or otherwise materially and adversely modify its relationship with the Company, the Subsidiaries or the Business Strategy Group or to decrease materially or materially limit its usage, purchase or distribution of any product delivered by the Company.

      2.28. Year 2000. The Seller, the Company and the Subsidiaries have taken all commercially reasonable efforts to ensure that all computer products that are owned by either the Company or the Subsidiaries, exclusively licensed to either the Company or the Subsidiaries, licensed, sold or otherwise distributed to others by the Company or the Subsidiaries or are otherwise required for the conduct of the Business Strategy Group, including, without limitation, microprocessors ("Software"), are Year 2000 Compliant. No claims have been asserted or threatened to the Seller, the Company or the Subsidiaries in writing, that the Software is not Year 2000 Compliant. As used herein, "Year 2000 Compliant" shall mean with respect to any such Software, the ability of such Software to perform the following date-related functions, as applicable: (i) consistently and properly interpret date information before, during and after January 1, 2000, including, but not limited to, accepting date input, providing date output and performing calculations on dates or portions of dates; (ii) function accurately in accordance with the documentation relating to the applicable software and without interruption before, during and after January 1, 2000, without any change in operations associated with the advent of the new century; (iii) respond to two-digit date input in a way that resolves any ambiguity as to the century; and (iv) store and provide output of date information in ways that are unambiguous as to century.

      2.29. Employees of the Business Strategy Group. Section 2.29 of the Disclosure Schedule lists all employees of the Business Strategy Group.

      2.30. Full Disclosure. No representation or warranty made by the Seller or the Company contained in this Agreement and no statement contained in any certificate or schedule furnished or to be furnished by Seller or the Company to Buyer in, or pursuant to the provisions of, this Agreement, including without limitation the Disclosure Schedule, when considered with all such representations, warranties and statements contains or shall contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in the light of the circumstances under which it was made, in order to make statements herein or therein not misleading.

3.    REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer hereby represents and warrants to the Seller that:

      3.1. Organization and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

      3.2 Authority Relative to this Agreement. Buyer has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Buyer, and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated thereby. This Agreement has been duly and validly executed and delivered by Buyer and, assuming the due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms.

      3.3 No Conflict, Required Filings and Consents.

            (a) The execution and delivery of this Agreement by Buyer does not, and the performance of this Agreement by Buyer will not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the Articles of Organization (or Certificate of Incorporation) or By-Laws of Buyer, (ii) conflict with or violate any Laws applicable to Buyer or by which its properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or impair Buyer's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Buyer pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Buyer is a party or by which Buyer or its properties are bound or affected, except in any such case for any such conflicts, violations, breaches, defaults or other occurrences that would not reasonably be likely to materially delay or prevent the consummation of the transactions contemplated hereby.

            (b) The execution and delivery of this Agreement by Buyer does not, and the performance of this Agreement by Buyer will not, require any consent, approval, authorization or permit of, or filing with or notification to, any federal, foreign, state or provincial governmental or regulatory authority to be obtained or made by Buyer, except (i) for the pre-merger notification requirements of the HSR Act, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not reasonably be likely to materially delay or prevent the consummation of the transactions contemplated hereby.

      3.4. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Buyer or its Affiliates. Notwithstanding the foregoing, at the Closing, and only in the event of the consummation of the Closing by the parties hereto, the Company will make a cash payment to the Buyer equal to the reasonable fees and expenses incurred by the Buyer, its Affiliates and their advisors, including legal counsel, which fees and expenses shall include a transaction fee equal to $1,860,853 payable to Behrman Capital; provided, that in no event shall Seller have any liability with respect to such payment to Buyer or Behrman Capital, and if the Closing is not consummated for any reason whatsoever, neither the Seller nor the Company shall have any liability with respect to such payments to Buyer and Behrman Capital.

      3.5. Investment Intent. Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. Buyer confirms that Seller has made available to Buyer and its representatives and agents the opportunity to ask questions of the officers and other management employees of the Company and Subsidiaries and to acquire such additional information about the business and financial condition of the Company and Subsidiaries as Buyer has requested, and all such information has been received; provided, however, that nothing contained in the foregoing confirmation by Buyer shall affect the liability of the Seller or the Company for any breach of the representations and warranties made by them in Section 2 hereof.

4.    COVENANTS OF THE PARTIES.

      4.1. Conduct of Business Prior to Closing. Each of the Seller and the Company covenants and agrees that, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, unless Buyer shall otherwise agree and except as otherwise contemplated by this Agreement or the Disclosure Schedule, the Company shall and shall cause the Subsidiaries to and Seller and the Company shall cause the Business Strategy Group to:

            (i) conduct its business and the businesses of Subsidiaries, taken as a whole, in the ordinary course of business consistent with past practice and

            (ii) use reasonable commercial efforts to preserve substantially intact the business organization of the Company and Subsidiaries taken as a whole or the Business Strategy Group, to keep available the services of the present key officers, employees and consultants of the Company and Subsidiaries taken as a whole or the Business Strategy Group and to preserve the present relationships of the Company, the Subsidiaries and the Business Strategy Group with customers, partners, suppliers and other persons with which the Company, the Subsidiaries or the Business Strategy Group have significant business relations. By way of amplification and not limitation, except as contemplated by this Agreement or the Disclosure Schedule, neither the Seller, the Company, the Business Strategy Group nor the Subsidiaries shall, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing Date, directly or indirectly do, or propose to do, any of the following without the prior written consent of Buyer:

            (a) increase the compensation (including bonuses) payable on or after the date hereof, or to become payable on or after the Closing, to any employee, consultant or independent contractor of the Company, the Business Strategy Group or Subsidiaries;

            (b) enter into or perform any transactions with their Affiliates or other transactions other than on an arms length basis and in the ordinary course of business;

            (c) declare or pay any dividends, issue, purchase or redeem any shares of its capital stock or any convertible securities into or exchangeable for any of its capital stock, or make any other distributions to its shareholders;

            (d) grant any options or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock;

            (e) incur, assume, or guaranty any liabilities or Indebtedness of any kind other than Indebtedness which is incurred in the ordinary course of business;

            (f) amend the Company's Certificate of Incorporation or By-Laws or the Subsidiary Documents;

            (g) make any purchase, sale or disposition of any asset or property other than in the ordinary course of business, purchase any capital assets costing more than $50,000 and mortgage, pledge, subject to a Lien or otherwise encumber any of its assets other than in the ordinary course of business;

            (h) change any of its accounting methods, principles or practices, collection policies, pricing policies; or

            (i) amend, modify or terminate any Contract or waive any of its rights thereunder.

      4.2. Exclusivity. Except as described in Section 4.2 of the Disclosure Schedule, the Company, Subsidiaries and the Seller will not:

            (a) directly or indirectly, through any officer, director, employee, agent (including financial advisors), partner or otherwise, continue, solicit, participate in, initiate, or encourage discussions or negotiations with, or the submission of bids, offers or proposals by any Person with respect to an acquisition of the Company, any of the Subsidiaries, the Business Strategy Group, any interest therein, any of its material assets, or a sale of any of its outstanding stock, other than Behrman Capital; or

            (b) directly or indirectly, through any officer, director, employee, agent (including financial advisors), partner or otherwise, participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner, any effort or attempt by any Person to do or seek any of the foregoing.

      4.3. HSR Act. Each of the Seller and the Buyer represents to the other that it has filed notifications under and in accordance with the HSR Act in connection with the transactions contemplated hereby on or before December 27, 1999. Each of the Seller and Buyer agrees to respond as promptly as practicable to any inquiries received from the Federal Trade Commission and the Antitrust Division of the Department of Justice for additional information or documentation and respond as promptly as practicable to all inquiries and requests received from any State Attorney General or other governmental authority in connection with antitrust matters.

      4.4. Access to Information; Confidentiality. Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which such party is subject (from which such party shall use reasonable efforts to be released), the Seller shall (and shall cause the Company and Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the Buyer, reasonable access, during the period prior to the Closing Date, to all of the properties, books, contracts, commitments and records of the Company and the Subsidiaries and, during such period, the Seller shall (and shall cause the Company and Subsidiaries to) furnish promptly to the Buyer all information concerning the business, properties and personnel of the Company and the Subsidiaries as the Buyer may reasonably request, and shall make available to the Buyer the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the business, properties and personnel of the Company and the Subsidiaries as the Buyer may reasonably request. Buyer shall keep such information confidential in accordance with the terms of the non-disclosure letter, dated September 30, 1999 (the "Confidentiality Letter"), between the Buyer and the Seller.

            The Seller and the Company shall, and the Company shall cause the Subsidiaries and their respective officers, directors, agents and representatives, to keep any confidential information or proprietary data or information obtained from the Buyer or any of its Affiliates with respect to their business or financial condition in accordance with the Confidentiality Letter. The Seller's obligation set forth in the preceding sentence shall survive the Closing.

      4.5. Consents; Approvals. The Buyer, the Seller and the Company shall each use reasonable efforts to obtain all consents, waivers, approvals, authorizations or orders (including, without limitation, all United States and foreign governmental and regulatory rulings and approvals), and the Buyer, the Seller and the Company shall make all filings (including, without limitation, all filings with United States and foreign governmental or regulatory agencies) required in connection with the authorization, execution and delivery of this Agreement by the Buyer, the Seller and the Company and the consummation by them of the transactions contemplated hereby, in each case as promptly as practicable. The Buyer, the Seller and the Company shall furnish promptly all information required for any application or other filing to be made pursuant to the rules and regulations of any United States or foreign governmental body in connection with the transactions contemplated by this Agreement.

      4.6. Public Announcements. The Buyer and the Seller shall consult with each other before issuing any press release with respect to this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other party, which shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by law or the rules and regulations of the Nasdaq National Market System, if it has used all reasonable efforts to consult with the other party prior thereto.

      4.7. Non-Competition; Non-Solicitation. For a period of eighteen (18) months after the Closing Date, (the "Non-Compete Period"), neither Seller nor any of its direct or indirect subsidiaries shall provide Business Strategy Services (as defined below) to any customer. For the purposes of this Section 4.7, "Business Strategy Services" shall mean business strategy development and implementation consulting services in the telecommunications and computing sectors at the senior executive or board level, which are substantially similar to those which have been provided by the Business Strategy Group at any time prior to the Closing Date. Notwithstanding the previous sentence, "Business Strategy Services" shall not include (i) any services relating to information system design, information system analysis, information technology strategy, or consulting services relating to use of information technology in e-commerce applications or the use of Internet-based applications in business operations, or (ii) services with respect to the Renaissance Balanced Scorecard or a derivative thereof, Knowledge Management or any other consulting services which are technology specific, in each case, which have been provided or proposed by Seller or its direct or indirect subsidiaries (other than the Company, the Subsidiaries or the Business Strategy Group) prior to the Closing Date. For a period of one year after the Closing Date, the Seller shall not, and shall cause its direct or indirect subsidiaries not to, either directly or indirectly as a stockholder, investor, partner, director, officer, employee or otherwise, solicit or attempt to induce any person employed or engaged as an independent contractor by the Company, the Subsidiaries or the Business Strategy Group as of the Closing Date to terminate his or her employment or engagement as an independent contractor with the Buyer, the Company, the Subsidiaries or the Business Strategy Group. For a period of one year after the Closing Date, the Company and the Subsidiaries shall not, either directly or indirectly as a stockholder, investor, partner, director, officer, employee or otherwise, solicit or attempt to induce any person employed or engaged as an independent contractor by the Seller or its direct and indirect subsidiaries (other than the Company) as of the Closing Date to terminate his or her employment or engagement as an independent contractor with the Seller or any Affiliate of Seller.

      4.8. Business Records. The Buyer acknowledges that the Seller may from time to time from and after the Closing require access to copies of certain of the Company's books and records when reasonably required, and agrees that, for two years following the Closing Date, upon reasonable prior notice from the Seller, it will, and will ensure that the Company and Subsidiaries will, during normal business hours, provide the Seller with either access to or copies of their books and records. The Buyer agrees that it, for two years following the Closing Date, will ensure that the Company does not discard or destroy any of its books and records prepared prior to the Closing Date except in the ordinary course of business and after reasonable notice to the Seller. In such circumstances, Seller shall have the right, at its expense, to remove and retain any of such books and records as Seller may select. The Seller acknowledges that the Buyer may from time to time from and after the Closing require access to copies of certain of the Seller's books and records and access to certain employees of the Seller when reasonably required for information with respect to the Company or the Subsidiaries, including any financial information, and agrees that for two years following the Closing Date upon reasonable prior notice from the Buyer, it will, during normal business hours, provide the Buyer with access to or copies of such books and records and will use commercially reasonable efforts to make available certain employees of the Seller.

      4.9. Tax Matters.

            (a) Tax Returns. The Seller shall be responsible for preparing and filing the Tax Returns of, or which include, the Company or Subsidiaries for taxable periods ending on or before the Closing Date and shall be responsible for the payment of any Tax due thereon. Seller will include the income of the Company on its consolidated Federal Income Tax Return for all periods through the Closing Date.

            The Buyer shall be responsible for preparing and filing the Tax Returns of, or which include, the Company or Subsidiaries for any taxable period covering days before and after the Closing Date and shall be responsible for the payment of any Tax due thereon. The Seller shall have the right to review and comment on all such Tax Returns, which Tax Returns shall be prepared in a manner consistent with past practice. The Seller shall promptly reimburse the Buyer for the amount of Tax due with such Tax Returns attributable to the Company and Subsidiaries for the period through and including the date of the Closing.

            The Buyer shall be responsible for preparing and filing the Tax Returns of, or which include, the Company or Subsidiaries for all taxable periods beginning after the Closing Date and shall be responsible for the payment of all Taxes due thereon.

            (b) Tax Refunds. The Seller shall be entitled to all refunds of Tax of the Company and Subsidiaries for periods (including portions thereof) through the Closing Date except for refunds attributable to carrybacks from periods (including portions thereof) beginning after the Closing Date and required by law. If the Buyer, the

      Company or Subsidiaries receive any refund to which the Seller is entitled, the Buyer shall promptly pay (or cause the Company or relevant Subsidiaries to pay) the entire amount of such refund (including interest) to the Seller.

            (c) Tax Indemnities. The Seller shall indemnify and hold the Buyer, the Company and Subsidiaries harmless from any loss or liability that Buyer, the Company or the Subsidiaries suffer arising out of any liability (primary or secondary) for Taxes of any of the Company or Subsidiaries attributable to periods through and including the date of the Closing. The Seller shall also indemnify and hold the Buyer, the Company and Subsidiaries harmless against all liability for Taxes of any affiliated or connected group of which the Company or the Subsidiaries were members at any time prior to the Closing Date imposed on the Company or Subsidiaries by Section 1.1502-6 of the Treasury Regulations or any state, local or foreign law, by contract or otherwise (other than Taxes of the Company or the Subsidiaries for periods after the Closing Date).

            The Buyer shall indemnify and hold the Seller harmless from all deficiencies in Tax of the Company or Subsidiaries attributable to all periods or portions thereof beginning on or after the day after the date of the Closing and for all Taxes resulting from any action taken outside the ordinary course of business without the Seller's written consent by the Buyer, the Company or Subsidiaries on the Closing Date after the Closing (unless contemplated by this Agreement).

            For purposes of this Section 4.9, the Taxes attributable to the period through the Date of the Closing and to the period beginning on the following day shall be determined (i) as if those periods were separate taxable years, and (ii) except as otherwise required by law, by using the Tax accounting methods and Tax elections used by the Company or relevant Subsidiaries before the Closing Date.

            (d) Section 338(h)(l0) Election. If requested by the Buyer, the Buyer and Seller shall join in an election under Section 338(h)(10) of the Code (and any similar elections under state or local law) with respect to the Company. In connection with such an election:

                  (A) The Seller shall prepare and file the income Tax Returns for, be responsible for the payment of, indemnify and hold the Buyer and each corporation which is subject to the election harmless from, and be entitled to any refund of any federal, state or local income Taxes resulting from the election (and any corresponding election under state or local law), including Taxes in any jurisdiction that does not have an election similar to Code Section 338(h)(10).

                  (B) The Buyer and the Seller shall cooperate in determining the deemed sales price of the assets of the Company and the allocation of the deemed sales price among the assets of the Company for purposes of Section 338(h)(10) of the Code in accordance with all applicable Treasury Regulations promulgated under Section 338 of the Code.

                  (C) The Buyer and the Seller shall timely execute and file
            Form 8023 (or any successor form) and any documents that may be required under any applicable law, rule or regulation for such election (or any corresponding election under state law, rule or regulation) to be effective for federal and state income tax purposes.

            (e) Transfer Taxes. The Buyer and the Seller each agree to pay one-half of any sales, use, transfer, stock transfer or withholding or like Taxes related to the transfer of the Shares and the deemed sale of assets resulting from any Section 33 8(h)(10) election.

            (f) Cooperation and Control of Tax Disputes. The Buyer agrees to cooperate and to cause the Company and Subsidiaries to cooperate with the Seller to the extent reasonably required after the Closing Date in connection with (i) the filing, amendment, preparation and execution of all Tax Returns with respect to any taxable period of the Company or Subsidiaries ending on or before the Closing Date, (ii) contests concerning Taxes due for any such period and (iii) audits and other proceedings conducted by Tax authorities with respect to any such period. Within a reasonable time (but not more than 10 business days) after the Buyer, the Company or Subsidiaries receives official notice of any such contest, audit or other proceeding, the Buyer shall notify or cause the Company to notify the Seller in writing of such contest, audit or other proceeding. In any case where the Company or Subsidiaries is responsible under applicable law for the defense of such contest, audit or other proceeding, the Seller shall have the right to conduct the defense at its expense, whether such contest, audit or other proceeding commenced before or commences after the Closing, provided that the Seller conducts such defense in good faith and in a diligent manner. Notwithstanding the Seller's obligations under the preceding provisions of this Section 4.9, the Seller shall have no obligation to pay or to indemnify or hold the Buyer, the Company or Subsidiaries harmless from any tax imposed or assessed as a result of (i) the failure of the Buyer or the Company to notify the Seller as required by this paragraph, if such failure adversely affects the Seller's ability to respond adequately in a timely manner to the notice of contest, audit or other proceeding, or (ii) any action taken by the Buyer, the Company or Subsidiaries with respect to any such contest, audit or other proceeding without the Seller's written consent (which shall not be unreasonably withheld).

            No loss, credit or other item of the Company or Subsidiaries may be carried back without the Seller's written consent, which the Seller may withhold in its sole and absolute discretion, to a taxable period for which the Seller or any Subsidiaries of the Seller filed a consolidated, unitary or combined Tax Return with the Company or Subsidiaries unless such carryback is required by law. The Seller shall promptly pay over to the Buyer the amount of any refund (including interest) received as a result of such a permitted carryback but may retain any refund (including interest) resulting from a carryback not so permitted.

            The Seller agrees to cooperate with the Buyer, and the Buyer agrees to cooperate (and cause the Company and Subsidiaries to cooperate) with the Seller, to the extent necessary in connection with the filing of any information return or similar document relating to the Buyer's acquisition of the Company. The parties agree to cooperate with each other to the extent reasonably required in connection with the preparation of Tax Returns of the Company or the Subsidiaries following the Closing.

            (g) Termination of Tax-Sharing Agreement. After the Closing, this
      Section 4.9 shall supersede any and all tax-sharing or similar agreements to which (i) the Company or Subsidiaries, and (ii) the Seller or any of its subsidiaries are parties and the Company, Subsidiaries, the Seller and its subsidiaries shall thereafter have no obligations or rights under any such prior agreement. Seller will cause any such agreements to be terminated on or before the Closing Date.

            (h) Dispute Resolution. If the Seller and the Buyer do not agree as to any question which arises under this Section 4.9, either of them, after giving written notice to the other, may refer the question to PricewaterhouseCoopers LLP ("PWC") for resolution. After giving each party an opportunity to present its position, PWC shall within 45 days after such referral decide the question. The decision of PWC shall be final and shall bind both parties. PWC's fees shall be borne equally by the Seller and the Buyer.

      4.10. Use of Names. The Buyer and the Company will not, and will cause their affiliates not to, use the trade names or marks "Renaissance," "Renaissance Worldwide" or "COBA Consulting" or any trade names or marks that include, or are confusingly similar to, any such marks in connection with providing services that are substantially similar to those provided by the Company or Seller on the date hereof. Notwithstanding the foregoing, Seller shall license to the Company, pursuant to a license agreement substantially in the form of Exhibit F, the right to use the names "Renaissance Worldwide Strategy," "Renaissance Strategy," "Renaissance Strategy Worldwide" and "Business Strategy Group" for the periods set forth in such license agreement. In each case the foregoing names shall be used solely in connection with the provision of strategic consulting services substantially similar to those provided by the Company and the Subsidiaries on the date hereof.

      4.11. Assignment of Intellectual Property.

            (a) The Company shall transfer and assign to the Seller certain intellectual property pursuant to an Assignment of Rights in Trademarks, Service Marks and Trade Names in substantially the form attached hereto as Exhibit A-1. COBA Consulting Ltd. shall transfer and assign to the Seller or a subsidiary of the Seller certain intellectual property pursuant to an Assignment of Rights in Trademarks, Service Marks and Trade Names in substantially the form attached hereto as Exhibit A-2.

            (b) The Seller shall use commercially reasonable efforts to assign to the Company or the Subsidiaries the rights, subject to the obligations, under agreements listed in Section 4.11 of the Disclosure Schedule to the extent relating to the operation of the business of the Company and the Subsidiaries and the Business Strategy Group.

            (c) The Seller hereby agrees and acknowledges that it shall have no right or interest in any (i) press quotes in global business press attributable solely to the Business Strategy Group and/or one of its executives, (ii) newsletters or articles related solely to the Business Strategy Group business and authored solely by employees of the Business Strategy Group, (iii) product/methodology brochures or pamphlets related solely to the Business Strategy Group business (collectively, the "BSG Documents"); provided, that the term BSG Documents does not include (A) any documents relating to information system design, information system analysis, information technology strategy, or consulting services relating to use of information technology in e-commerce applications or the use of Internet-based applications in business operations, or (B) documents with respect to the Renaissance Balanced Scorecard or a derivative thereof, Knowledge Management or any other consulting services which are technology specific, in each case, which have been provided or proposed by Seller or its direct or indirect subsidiaries (other than the Company, the Subsidiaries or the Business Strategy Group) prior to the Closing Date; and (iv) client or customer reports or other documents related to the Business Strategy Group business authored solely by employees of the Business Strategy Group for clients or customers of the Business Strategy Group in the conduct of the Business Strategy Group business. In connection with the foregoing, the Seller, as of the Closing, hereby transfers and assigns to the Company all of its right, title and interest in the BSG documents.

      4.12. Leases.

            (a) The Company and the Subsidiaries or their respective Affiliates are currently parties to or may have certain residual liabilities or other obligations (including as a sub-lessor, guarantor, assignor or an indemnifying party) with respect to the leases set forth in Section 4.12(a) of the Disclosure Schedule (collectively, the "Non-BSG Leases"). The parties hereto acknowledge and agree that the Seller will use commercially reasonable efforts to transfer any obligations of the Company and the Subsidiaries with respect to the Non-BSG Leases, or use commercially reasonable efforts to cause such obligations to be transferred, from the Company and the Subsidiaries.

            (b) The Company and the Seller will cooperate to arrange for the assignment of the lease listed in Section 4.12(b) of the Disclosure Schedule at (i) current prices and (ii) on terms and conditions set forth in the current lease. Seller will use commercially reasonable efforts to obtain any landlord consents necessary in connection with this Section 4.12(b). Buyer agrees to indemnify Seller for any costs associated with the lease pursuant to this Section 4.12(b) after the Closing; provided that in the event that (i) the landlord does not consent to the assignment of the lease listed in Section 4.12(b) and (ii) the Buyer is not able to continue to use the property subject to such lease (the date that Buyer is no longer able to use the property, the "Eviction Date"), Buyer shall not indemnify Seller for any of such costs arising after the Eviction Date.

            (c) Seller will use commercially reasonable efforts to allow Buyer to continue to use, consistent with past practice until December 31, 2000 or, if earlier, the expiration of the lease term, the space it currently occupies in connection with the leases listed in Section 4.12(c) of the Disclosure Schedule, and Buyer will pay Seller for such use in the amounts indicated in Section 4.12(c) of the Disclosure Schedule.

      4.13. Bonus Repayment. In addition to amounts payable pursuant to Section
1.3 hereof, on or before March 15, 2000, the Company shall, and the Buyer shall cause the Company to, pay to Seller $1,809,450.24 to reimburse the Seller for amounts advanced by Seller (plus applicable social security, unemployment and Medicare payments) to the employees of the Company listed in Section 4.13 of the Disclosure Schedule during December 1999 and February 2000 to fund the payment of performance bonuses with respect to 1999.

      4.14. Notice of Default.

            (a) Promptly upon the Seller becoming aware prior to the Closing of any event which constitutes a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to the Seller or the Company prior to the date hereof, of any of the representations, warranties or covenants of the Seller or the Company contained in or referred to in this Agreement, the Disclosure Schedule or in any Exhibit referred to in the Agreement, the Seller or the Company shall give detailed written notice thereof to the Buyer and the Seller.

            (b) Promptly upon the Buyer becoming aware prior to the Closing of any event which constitutes a breach or default, or would have caused or constituted a breach or default had such event occurred or been known to the Buyer prior to the date hereof, of any of the representations, warranties or covenants of the Buyer contained in or referred to in this Agreement, the Disclosure Schedule or in any Exhibit referred to in the Agreement, the Buyer shall give detailed written notice thereof to the Seller and the Company.

      4.15. Provision of Employees. For one year after Closing, the Seller shall continue to make employees and independent contractors available to the Company consistent with past practice of charging market rates, to the extent available. The Seller shall use commercially reasonable efforts to make the employees and/or independent contractors of the Seller or its subsidiaries set forth in
Section 4.15 of the Disclosure Schedule available to the Company through the dates set forth on such schedule and at historical costs.

      4.16. Equipment Leases. Pursuant to the Transition Services Agreement substantially in the form of Exhibit E hereto, the Company and the Seller will cooperate to arrange for the assignment or buy-out of the leases used by the Business Strategy Group and listed in

Section 2.14 of the Disclosure Schedule (the "BSG Equipment Leases") at current prices reflected in the existing leases. Seller will use commercially reasonable efforts to obtain any lessor consents necessary in connection with this Section
4.16. Buyer agrees to indemnify Seller for any costs associated with the leases to the extent listed in Section 2.14 of the Disclosure Schedule pursuant to this
Section 4.16 after the Closing Date. In the event that the BSG Equipment Leases cannot be assigned to the Buyer, the Buyer will use commercially reasonable efforts to buy-out the BSG Equipment Leases.

      4.17. Dissolutions and Distributions. The parties hereto acknowledge that the Seller, the Company and the Subsidiaries have dissolved or liquidated or are in the process of dissolving or liquidating the entities set forth on Section 4.17(a) of the Disclosure Schedule or have distributed or are distributing any interest of the Company or the Subsidiaries in the entities set forth on Section 4.17(b) of the Disclosure Schedule (such entities set forth under Sections 4.17(a) and 4.17(b) of the Disclosure Schedule are collectively referred to as the "Distributed Entities").

      4.18. Indebtedness between Seller and Company. The Seller and the Company shall cancel any intercompany debt on or prior to the Closing, other than any debt created by Sections 1.3 or 4.13 hereof; by the covenants of the parties hereto or the Transition Services Agreement attached hereto as Exhibit E.

      4.19. Transfer of Litigation. The parties hereby acknowledge and agree that by March 10, 2000, the Company shall transfer and assign all of its rights with respect to the litigation referenced in Section 2.11 of the Disclosure Schedule (the "Transferred Litigation") pursuant to the Assignment Agreement.

      4.20. Payment. Seller shall make the payments in the aggregate amount of $975,000 called for by the letter dated February 4, 2000 from Seller to Mark Bruneau when such payments are due pursuant to such letter.

      4.21. Certain Accounts. The Seller shall use commercially reasonable efforts to cause its lender to enter into arrangements with the Buyer's senior lender for this transaction clarifying the Buyer's senior lender's priority with respect to any cash received by the Seller's lender for the account of the Business Strategy Group, the Company or the Subsidiaries.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF EACH PARTY. The respective obligations of each party to consummate the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing Date of each of the following conditions:

      5.1. HSR Act. The waiting period applicable to the consummation of the purchase and sale of the Shares under the HSR Act shall have expired or been terminated.

      5.2. No Injunctions or Restraints, illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the purchase and sale of the Shares or any of the other transactions contemplated by this Agreement shall be in effect, nor shall any proceeding brought by any administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there shall not be any action taken, or any Law enacted, entered, enforced or deemed applicable to the purchase and sale of the Shares or any other aspect of this Agreement, which makes the consummation of the transactions contemplated herein illegal.

6. ADDITIONAL CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BUYER. The obligations of the Buyer to purchase the Shares and to consummate the other transactions contemplated hereby is subject to the satisfaction on or prior to the Closing Date of each of the following conditions:

      6.1. Representations and Warranties. The representations and warranties of the Seller and the Company contained in this Agreement shall be true and correct
(i) in all material respects, in the case of those representations and warranties which are not by their express terms qualified by reference to materiality, and (ii) in all respects, in the case of those representations and warranties which are by their express terms qualified by materiality, as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, except for (a) changes contemplated or permitted by this Agreement or the Disclosure Schedule, and (b) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date, subject to clauses (i) and (ii)), with the same force and effect as if made at and as of the Closing Date, and Buyer shall have received a certificate to such effect signed on behalf of the Seller by the President and the Chief Financial Officer of the Seller.

      6.2. Agreements and Covenants. The Seller and the Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Buyer shall have received a certificate to such effect signed on behalf of the Seller by the President and the Chief Financial Officer of the Seller.

      6.3. Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Seller, the Company, the Business Strategy Group or the Subsidiaries for the due authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by the appropriate party, except where the failure to receive such consents, etc. would not reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, all of the consents, waivers, approvals, authorizations or orders set forth on Exhibit C shall have been obtained or made by the Seller, the Company, the Business Strategy Group or the Subsidiaries.

      6.4. Liens. All Liens on the Shares and on or over the securities of any of the Subsidiaries pursuant to the Financing Arrangements shall be released, effective upon the transfer of the Shares to Buyer.

      6.5. Guaranty. The Subsidiary Guaranty in connection with the Financing Arrangements dated February 24, 1999 shall be released, effective upon the transfer of the Shares to Buyer.

      6.6. Delivery of Shares. The Seller shall have delivered the Shares to Buyer.

      6.7. Opinion of Seller's Counsel. The Buyer shall have received an opinion of Ropes & Gray, reasonably satisfactory to Buyer, and an opinion of Lovell White Durrant, substantially in the form of Exhibit D hereto.

      6.8. No Material Adverse Change. Since the Audit Date, there shall have been no Material Adverse Effect.

      6.9. Earnout Payments. The Seller shall have paid in full any earnout payments to Mark Bruneau pursuant to the CM Management Trust Agreement dated as of February 14, 1997 in the amount of $4,125,000 and Mark Bruneau shall not be entitled to any additional amounts under any Employee Plan not listed in Section
2.12 of the Disclosure Schedule, other than immaterial fringe benefits; provided that Mark Bruneau shall have been paid all amounts due and payable as of the Closing Date pursuant to the Employee Plans listed in Section 2.12 of the Disclosure Schedule.

      6.10. Indebtedness of the Company and the Subsidiaries. On the Closing Date, neither the Company nor the Subsidiaries shall have (a) any obligations for borrowed money or interest-bearing obligations evidenced by a bond, note, debenture or similar instrument, (b) any other indebtedness including any intercompany accounts due to the Seller or any of its direct or indirect subsidiaries (other than the Company or the Subsidiaries) whether or not interest-bearing, in each case, other than indebtedness created by Sections 1.3 or 4.13 hereof, by the covenants of the parties hereto or the Transition Services Agreement attached hereto as Exhibit E.

      6.11. [Reserved]

      6.12. Transition Services. The Buyer and the Seller shall have executed a Transition Services Agreement substantially in the form of Exhibit E hereto.

      6.13. Dissolutions and Distributions. Except as set forth on Section 6.13 of the Disclosure Schedule, the Seller, the Company and the Subsidiaries (a) shall have completed the dissolution or liquidation of the Distributed Entities set forth on Section 4.17(a) of the Disclosure Schedule and (b) shall have distributed any interest of the Company or the Subsidiaries in the Distributed Entities set forth on Section 4.17(b) of the Disclosure Schedule.

      6.14. Licensing Agreement. The Company and the Seller shall have entered into a Licensing Agreement with respect to the tradenames "Renaissance Worldwide Strategy," "Business Strategy Group," "Renaissance Strategy Worldwide" and "Renaissance Strategy" substantially in the form of Exhibit F hereto.

      6.15. Transferred Litigation. The Company and the Seller shall have entered into the Assignment Agreement and completed the assignment and transfer of the Transferred Litigation in accordance with the terms thereof.

7. ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER. The obligations of the Seller to effect the sale of the Shares and to consummate the other transactions contemplated hereby is subject to the satisfaction on or prior to the Closing Date of each of the following conditions:

      7.1. Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, and the Seller shall have received a certificate to such effect signed on behalf of Buyer by the President and the Chief Financial Officer of Buyer.

      7.2. Agreements and Covenants. Buyer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and the Seller shall have received a certificate to such effect signed on behalf of Buyer by the President and the Chief Financial Officer of Buyer.

      7.3. Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Buyer for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated hereby shall have been obtained and made by Buyer, except where the failure to receive such consents, etc. would not reasonably be expected to have a Material Adverse Effect.

      7.4. Payment of Purchase Price. The Buyer shall have delivered the Purchase Price to Seller.

      7.5. Advance Repayment. The Buyer shall have paid to Seller the amount called for in Section 1.3 hereof.

      7.6. Opinion of Buyer's Counsel. The Seller shall have received an opinion of Buyer's counsel, reasonably satisfactory to Seller.

8.    INDEMNIFICATION.

      8.1. Survival of Representations and Warranties of the Seller and the Company. All of the representations and warranties of the Seller and the Company contained herein or in any document, certificate or other instrument required to be delivered hereunder shall survive the Closing and continue in full force and effect until May 1, 2001; provided, that the representations and warranties of the Seller and the Company (i)(A) contained in the first sentence of Section 2.1, (B) the first three sentences of Section 2.3 and (C) Section 2.4 shall survive the Closing and continue in full force and effect without limit as to time, (ii) contained in Sections 2.12 (but only to the extent related to liability pursuant to ERISA), 2.16 and 2.17 shall survive the Closing and continue in full force and effect subject to the expiration of the applicable statute of limitations, and (iii) with respect to fraud shall survive the Closing and continue in full force and effect without limit as to time. The termination of any such representation and warranty, however, shall not affect any claim for any breach of any representation or warranty if written notice thereof is given to the breaching party or parties prior to such termination date; provided, however, that any such written claim by any Indemnified Party (as defined below) with respect to a breach of the representations and warranties of the Seller and the Company may (a) with respect to a breach of the representations and warranties described in clauses (i) and (iii) above be given at any time and (b) with respect to a breach of the representation and warranties described in clause (ii) above be given at any time prior to the expiration of the applicable statute of limitations.

      8.2. Indemnity by the Seller. Subject to Section 8.3, the Seller hereby agrees to indemnify, defend and hold harmless the Buyer and each of its directors, officers, shareholders and Affiliates, including, without limitation, any of the investment partnerships or funds affiliated with Behrman Capital and any of their general partners and Affiliates (collectively, the "Indemnified Parties", and each an "Indemnified Party"), against and in respect of all Losses (whether or not arising out of third-party claims) after the Closing resulting from, based upon or incident to:

            (a) any breach of any representation or warranty made by the Seller or the Company herein or in any certificate or other document delivered in connection herewith (as each such representation or warranty, other than those made in Section 2.27, would read if all materiality and knowledge provisions were not contained therein) and any misrepresentation made by the Seller in connection with this Agreement or the transactions contemplated hereby; and

            (b) any breach or nonfulfillment by the Seller or the Company of, and any noncompliance by the Company or the Seller with, any covenant, agreement or obligation contained herein or in any certificate or other document delivered in connection herewith.

The applicable Indemnified Party shall provide the Seller with prompt written notice for any claim made in respect of the indemnification provided in this
Section 8.2, whether or not arising out of a claim by a third party, provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

      8.3. Limitations on Indemnity by the Seller. The Indemnified Parties shall not assert any claim for indemnification against the Seller under Section 8.2 until such time as the aggregate of all claims which the Buyer Indemnified Parties may have against the Seller under Section 8.2 shall exceed .75% of the Purchase Price, in which case the Seller shall be liable for all Losses arising under Section 8.2; provided, however, the aggregate liability of the Seller for indemnification claims under Section 8.2 shall not exceed ten percent (10%) of the Purchase Price. Notwithstanding anything in this Agreement to the contrary, the Indemnified Parties shall not be subject to any limitation pursuant to this
Section 8.3, and shall be entitled to full recovery from the Seller in respect of claims for indemnification from the Seller for Losses described in Section
8.4 or in connection with (i) fraud, (ii) the breach by the Seller or the Company of any of the representations and warranties contained in (A) the first sentence of Section 2.1, (B) the first three sentences of Section 2.3 and
Section 2.4 or (C) Section 2.16 or (iii) Section 4.9. This Section 8 shall be the sole and exclusive remedy for any and all Losses sustained or incurred by Buyer or the Company or their respective successors and assigns (whether for claims based in contract, tort or otherwise) resulting from or relating to any misrepresentation, breach of warranty or failure to perform any covenant or agreement contained in this Agreement or otherwise relating to this Agreement; provided that this Section 8.3 shall not limit Buyer's rights under Section 8.4; and provided further that this Section 8 shall not limit Buyer's rights under
Section 4.9.

      8.4. Additional Indemnity by the Seller. Notwithstanding anything in this Agreement or the Disclosure Schedule or any other document in connection herewith to the contrary, including, without limitation Sections 8.2 and 8.3, the Seller hereby agrees to indemnify, defend and hold harmless the Indemnified Parties against and in respect of all Losses (whether or not arising out of third-party claims) resulting from, based upon or incident to:

            (a) events arising prior to or after the Closing in connection with the redemption (the "Redemption") by COBA Consulting Limited of interests from its shareholders pursuant to the Option Agreement dated February 3, 1997; provided that Seller shall not be obligated to indemnify Buyer for any amounts paid prior to the Closing by the Company or the Subsidiaries in connection with the Redemption;

            (b) the dissolution, liquidation or divestiture of the Distributed Entities, whether arising prior to or after the Closing;

            (c) the Assignment dated as of March 1, 2000 between Coba Consulting Limited and the Coba Group Limited, to the extent such Losses arise after the date of such assignment;

            (d) the Non-BSG Leases to the extent arising prior to or after the Closing; provided that Seller shall not be obligated to indemnify Buyer for any amounts paid prior to the Closing by Company or the Subsidiaries in connection with the Non-BSG Leases; and

            (e) third-party claims arising from the Transferred Litigation, to the extent arising prior to or after the Closing; provided that Seller shall not be obligated to indemnify Buyer for any amounts paid prior to the Closing by Company or the Subsidiaries in connection with the Transferred Litigation.

      This obligation of the Seller and the rights of the Indemnified Parties under this Section 8.4 shall not be limited in any way by any other provision of this Section 8 and shall be in addition to the obligations of the Seller and the rights of the Indemnified Parties under Section 8.2. If both Section 8.2 and
Section 8.4 shall be applicable to any Losses incurred by the Indemnified Parties, then the Seller shall indemnify the Indemnified Parties pursuant to this Section 8.4 and such Losses shall not count against the aggregate liability of Seller for indemnification claims set forth in Section 8.3.

      8.5. Matters Involving Third Parties.

            (a) If any third party shall notify any Indemnified Party with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other party (the "Indemnifying Party") under this Section 8, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

            (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 30 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Losses the Indemnified Party may suffer resulting from, arising out of; relating to, in the nature of; or caused by the Third Party Claim, (ii) the Third Party Claim does not seek any material equitable relief, (iii) the Indemnifying Party shall conduct a good faith and diligent defense at its own expense, and (iv) the Indemnifying Party keeps the Indemnified Party apprised of the status of the Third Party Claim and furnishes the Indemnified Party with all documents and information reasonably requested by the Indemnified Party; provided, however, that if the named parties to the Third Party Claim include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the reasonable expense of separate counsel for such Indemnified Party shall be paid by the Indemnifying Party provided that such Indemnifying Party shall be obligated to pay for only one counsel in any jurisdiction.

            (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8.5(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim unless written agreement is obtained releasing the Indemnified Party from all liability thereunder.

            (d) In the event any of the conditions in Section 8.5(b) above is or becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem appropriate (with the prior written consent of the Indemnified Party, which consent shall not unreasonably be withheld), (ii) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses) and (iii) the Indemnifying Parties will remain responsible for any Losses the Indemnified Party may suffer resulting from, arising out of; relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

9. DEFINITIONS. Certain capitalized terms are used in this Agreement with the specific meanings defined below in this Section 9.

      "Affiliate" shall have the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

      "Approval" means any franchise, grant, authorization, license, permit, easement, consent, certificate, approval or order.

      "Audit Date" has the meaning set forth in Section 2.8.

      "BSG Assets" means assets currently used by the Business Strategy Group in the conduct of its business and reflected on the Most Recent Balance Sheet, which are owned by the Seller directly or through any direct or indirect subsidiary.

      "BSG Documents" has the meaning set forth in Section 4.11.

      "BSG Properties" means properties currently used by the Business Strategy Group in the conduct of its business and reflected on the Most Recent Balance Sheet, which are owned by the Seller directly or through any direct or indirect subsidiary.

      "Business Strategy Group" means the operating division of the Seller known as "Business Strategy Group," "Renaissance Worldwide Strategy" or "the strategy division" which provides strategy development and implementation consulting services at the senior executive or board level.

      "Buyer" has the meaning set forth in the preamble.

      "Closing" has the meaning set forth in Section 1.3.

      "Closing Date" has the meaning set forth in Section 1.3.

      "Code" means the Internal Revenue Code of 1986, as amended and the regulations issued thereunder.

      "Company" means Renaissance Worldwide Strategy, Inc.

      "Confidentiality Letter" has the meaning set forth in Section 4.4.

      "Contract" has the meaning set forth in Section 2.6(a).

      "Customer" has the meaning set forth in Section 2.26.

      "Disclosure Schedule" has the meaning set forth in Section 2.

      "Distributed Entities" has the meaning set forth in Section 4.17.

      "Employee Plan" has the meaning set forth in Section 2.12(a).

      "Environmental Laws" means all applicable federal, state, foreign or local laws or any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, noise, contaminants, or hazardous or toxic materials or wastes or any other Hazardous Substance into ambient air, surface water, ground water, or land or otherwise relating to the manufacture, processing, distribution, use, presence, production, labeling, testing, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes by the Company, Subsidiaries or their respective agents.

      "ERISA" has the meaning set forth in Section 2.12(a).

      "ERISA Affiliate" means any trade or business, whether or not incorporated, all of which together with the Company would be deemed a "single employer" within the meaning of Section 4001 of ERISA.

      "Exchange Act" has the meaning set forth in Section 2.6(d).

      "Financial Statements" has the meaning set forth in Section 2.8.

      "Financing Arrangements" means the Amended and Restated Credit Agreement dated as of July 15, 1999 among Seller, Bank of America, N.A., BNY Factoring LLC and the Lenders named therein and related documents.

      "GAAP" has the meaning set forth in Section 2.8.

      "Hazardous Substance" means any hazardous or toxic substance, including any "hazardous substance" (as defined in 42 U.S.C. ss. 9601(14)), and oil, gasoline and any other petroleum-based substance.

      "HSR Act" has the meaning set forth in Section 2.6(d).

      "Indebtedness" means with respect to any Person, all obligations contingent or otherwise, in respect of: (a) borrowed money; (b) indebtedness evidenced by notes, debentures or similar instruments; (c) capitalized lease obligations; (d) the deferred purchase price of assets, services or securities, including related non-competition, consulting and stock repurchase obligations (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business); (e) conditional sale or other title retention agreements; (f) reimbursement obligations, whether contingent or matured, with respect to letters of credit, bankers' acceptances, surety bonds, other financial guarantees and interest rate protection agreements (without duplication of other indebtedness supported or guaranteed thereby); (g) dividends payable; and (h) interest, premium, penalties and other amounts owing in respect of the items described in the foregoing clauses (a) through (g).

      "Indemnified Party" has the meaning set forth in Section 8.2.

      "Indemnifying Party" has the meaning set forth in Section 8.5.

      "INS" has the meaning set forth in Section 2.19(b).

      "Intellectual Property" means: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (d) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (e) all computer software (including data and related documentation); (f) all other proprietary rights; and (g) all copies and tangible embodiments thereof (in whatever form or medium).

      "Intellectual Property Rights" has the meaning set forth in Section
2.18(a).

      "Laws" has the meaning set forth in Section 2.6(c).

      "Lien" has the meaning set forth in Section 2.3.

      "Losses" means liabilities, obligations, judgments, Liens, injunctions, charges, orders, decrees, rulings, damages, dues, assessments, taxes, losses, fines, penalties, expenses, fees, costs, amounts paid in settlement (including reasonable attorneys' and expert witness fees and disbursements in connection with investigating, defending or settling any action or threatened action), arising out of any condition, claim, damages, complaint, demand, cause of action, audit, investigation, hearing, action, suit or other proceeding asserted or initiated or otherwise existing in respect of any matter.

      "Material Adverse Effect" means any change, effect or circumstance that, individually or when taken together with all other such changes, effects or circumstances that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, (a) is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), financial condition or results of operations of the Company and the Subsidiaries taken as a whole or the Business Strategy Group business or (b) is or is reasonably likely to materially delay or prevent the consummation of the transactions contemplated hereby.

      "Most Recent Balance Sheet" has the meaning set forth in Section 2.8.

      "Non-BSG Leases" has the meaning set forth in Section 4.12.

      "Non-Compete Period" has the meaning set forth in Section 4.7.

      "Person" means any present or future natural person or any corporation, association, partnership, joint venture, limited liability, joint stock or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

      "Purchase Price" has the meaning set forth in Section 1.2.

      "PWC" has the meaning set forth in Section 4.9.

      "Section 338(h)(10) Election" has the meaning set forth in Section 4.9.

      "Securities Act" means the Securities Act of 1933, as amended and the regulations issued thereunder.

      "Seller" has the meaning set forth in the preamble.

      "Shares" has the meaning set forth in the recitals.

      "Software" has the meaning set forth in Section 2.28.

      "Subsidiaries" means COBA Consulting Ltd. and Renaissance Worldwide Strategy Limited.

      "Subsidiary Documents" has the meaning set forth in Section 2.2.

      "Third Party Claim" has the meaning set forth in Section 8.5.

      "Welfare Plan" means a welfare benefit plan within the meaning of Section 3(1) of ERISA.

10.   MISCELLANEOUS

      10.1. Knowledge. References in this Agreement, except in Section 2.27, to "knowledge of the Seller" shall be deemed to mean the actual knowledge of the officers of the Company and the executive officers of Seller. References in
Section 2.27 to "knowledge of the Seller" shall be deemed to mean the actual knowledge of executive officers of the Seller.

      10.2. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be sent by facsimile, overnight courier, registered mail or certified mail. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given, as applicable, (a) upon confirmation of facsimile, (b) one business day following the date sent when sent by overnight delivery or (c) five business days following the date mailed when mailed by registered or certified mail return receipt requested and postage prepaid at the following address:

      If to Seller, to it at:

            Renaissance Worldwide, Inc.
            52 Second Avenue
            Waltham, MA 02154
            Attn: General Counsel

            Telephone:  (617) 527-6886
            Telecopier: (617) 527-6999

      With a copy to:

            Keith F. Higgins
            Ropes & Gray
            One International Place
            Boston, MA 02110

            Telephone:  (617) 951-7000
            Telecopier: (617) 951-7050

      If to the Buyer, to it at:

            c/o Behrman Capital
            126 East 56th Street
            New York, NY 10022
            Attn: Dennis G. Sisco

            Telephone:  (212) 980-6500
            Telecopier: (212) 980-7024

      With a copy to:

            Kevin M. Dennis
            Goodwin, Procter & Hoar
            Exchange Place
            Boston, MA 02109

            Telephone:  (617) 570-1000
            Telecopier: (617) 523-1231

      If to Company, to it at:

            Renaissance Strategy
            200 Berkeley Street, 22nd Floor
            Boston, MA 02116
            Attn: Mark Bruneau

            Telephone:  (617) 421-9990
            Telecopier: (617) 421-9994

      Notwithstanding the foregoing, any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail); provided, however, that no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

      10.3. Expenses of Transaction. Whether or not the transactions provided for herein are consummated, each of the parties hereto will assume and bear all expenses, costs and fees (including legal and accounting fees and expenses) incurred by such party in connection with the preparation, negotiation and execution of this Agreement and the transactions contemplated hereby; provided, however, that the Seller will assume and bear all expenses, costs and fees (including legal and accounting fees and expenses) incurred by the Company in connection with the preparation, negotiation and execution of this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, at the Closing, and only in the event of the consummation of the Closing by the parties hereto, the Company will make a cash payment to the Buyer equal to the reasonable fees and expenses incurred by the Buyer, its Affiliates and their advisors, including legal counsel, which fees and expenses shall include a transaction fee equal to $1,860,853 to Behrman Capital; provided, that in no event shall Seller have any liability with respect to such payment to Buyer or Behrman Capital, and if the Closing is not consummated for any reason whatsoever, neither the Seller nor the Company shall have any liability with respect to such payments to Buyer and Behrman Capital. The Seller and the Buyer shall each pay one-half of the filing fees for any filings made by the parties under the HSR Act.

      10.4. Entire Agreement. The agreement of the parties that is comprised of this Agreement, the Exhibits and Schedules hereto and the other documents referred to herein sets forth the entire agreement and understanding between the parties and supersedes any prior agreement or understanding, whether oral or written, relating to the subject matter of this Agreement.

      10.5. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permissible assigns of the Seller and the Buyer. This Agreement and any rights hereunder shall not be assigned, hypothecated or otherwise transferred by any party hereto without the prior written consent of the other parties hereto; provided, however, that Buyer may assign its right, title and interest in and to, and the benefits under, this Agreement to any lender financing this transaction or any lender refinancing such financing and Seller hereby consents to such assignment.

      10.6. Governing Law, etc. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of the United States of America located in the Commonwealth of Massachusetts for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby, and each of the parties hereto agrees not to commence any action, suit or proceeding relating hereto or thereto except in such courts. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby or thereby, in the courts of the Commonwealth of Massachusetts or the United States of America located in the Commonwealth of Massachusetts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

      10.7. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR PASSED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE.

      10.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes and all of which together shall constitute one and the same instrument.

      10.9. Headings. The headings contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope or intent of this Agreement.

      10.10. Termination. The parties may terminate this Agreement as provided below:

            (a) the parties may terminate this Agreement by mutual written consent at any time prior to the Closing;

            (b) the Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing (i) in the event the Seller has breached any representation, warranty, or covenant contained in this Agreement in a manner that would cause the condition in Sections 6.1 and
      6.2 not to be satisfied, the Buyer has notified the Seller of the breach, and the breach cannot be cured or the Seller fails to notify Buyer within 10 days after such notice of its intent to cure such breach or (ii) if the Closing shall not have occurred on or before March 10, 2000, by reason of the failure of any condition precedent under Section 6 hereof (unless the failure results primarily from the Buyer itself materially breaching any representation, warranty, or covenant contained in this Agreement); and

            (c) the Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing (i) in the event the Buyer has breached any representation, warranty, or covenant contained in this Agreement in a manner that would cause the condition in Sections 7.1 and
      7.2 not to be satisfied, the Seller has notified the Buyer of the breach, and the breach cannot be cured or the Buyer fails to notify the Seller within 10 days after such notice of its intent to cure such breach or (ii) if the Closing shall not have occurred on or before March 10, 2000, by reason of the failure of any condition precedent under Section 7 hereof (unless the failure results primarily from the Seller itself materially breaching any representation, warranty, or covenant contained in this Agreement).

      10.11. Effect of Termination. If any party terminates this Agreement pursuant to Section 10.10 above, all rights and obligations of the parties hereunder shall terminate (other than the rights and obligations of the parties under Section 10.3) without any liability of any party to any other party (except for any liability of any party then in breach).

      10.12. Certain References. For the purposes of this Agreement, all references to capital stock, common stock and stockholders insofar as they apply to the Subsidiaries shall be deemed to be references to the share capital, the ordinary share capital and the shareholders of the Subsidiaries, respectively.

      10.13. The Guarantor. During the period beginning on the date this Agreement is executed and ending on the Closing Date (the "Guarantee Period"), the Guarantor hereby unconditionally and irrevocably guarantees to the Seller the performance of each of the obligations and the undertakings of Buyer under this Agreement when and to the extent the same are required to be performed during the Guarantee Period and subject to all of the terms and conditions hereof. If Buyer shall fail to perform any obligation or undertaking of Buyer under this Agreement during the Guarantee Period when and to the extent the same are required to be performed during the Guarantee Period, the Guarantor will upon written demand from the Seller forthwith perform or cause to be performed such obligation or undertaking as the case may be; provided that, the Guarantor shall not have any liability whatsoever under this guaranty after the Closing Date, whether based upon events occurring prior to or after the Closing Date; provided, further, however, the aggregate liability of the Guarantor hereunder shall not exceed $30,000,000.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their respective duly authorized officers as of the day and year first written above.


                                    ROME ACQUISITION CORP.


                                    By: /s/ Mark Visser
                                       -----------------------------------
                                       Title:


                                    RENAISSANCE WORLDWIDE, INC.


                                    By: /s/ G. Drew Conway
                                       -----------------------------------
                                       Title:


                                    RENAISSANCE WORLDWIDE STRATEGY, INC.


                                    By: /s/ G. Drew Conway
                                       -----------------------------------
                                       Title:


THE UNDERSIGNED IS A PARTY TO THIS AGREEMENT SOLELY FOR THE PURPOSES OF SECTION
10.13 HEREOF AND SHALL NOT BE DEEMED A PARTY TO THIS AGREEMENT FOR PURPOSES OF ANY OTHER PROVISION HEREOF.


                                    BEHRMAN CAPITAL II, L.P.


                                    By: BEHRMAN BROTHERS, L.L.C.,
                                        its general partner


                                    By: /s/ Grant G. Behrman
                                       -----------------------------------
                                       Name:  Grant G. Behrman
                                       Title: Managing Member

                    Schedules to the Stock Purchase Agreement

Reference is hereby made to that certain Stock Purchase Agreement dated February 29, 2000 by and among Rome Acquisition Corp., Renaissance Worldwide Strategy, Inc. and Renaissance Worldwide, Inc. (the "Agreement"). This is the Disclosure Schedule referred to in the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Any item listed or described in any schedule herein shall be deemed to have been listed in or incorporated by reference into each other schedule herein where such listing or description would be appropriate. Disclosure of any information on any of the schedules herein shall not create any implication that such information was required, under the terms of the agreement (on the basis of materiality thresholds or otherwise), to be disclosed. Disclosure of any contract shall be disclosure of the terms thereof.

                        Schedule 1.3 - Advance Repayment

--------------------------------------------------------------------------------------------------------------
                                          Bonus
EMPL ID  Employee Name      Hire Date   Incentive    Oct 10-23-99     Med/ER      OASDI/ER   FUTA/ER    SUI/ER
--------------------------------------------------------------------------------------------------------------
100376   Aguirre, Pascal    09/01/94       BNI         150,000.00    2,175.00          -         -         -
--------------------------------------------------------------------------------------------------------------
100088   Bruneau, Mark R    01/01/92       BNI         300,000.00    4,350 00          -         -         -
--------------------------------------------------------------------------------------------------------------
101393   Cavallari Ford     11/01/96       BNI         200,000.00    2,900.00          -         -         -
--------------------------------------------------------------------------------------------------------------
102483   Cole, Andrew       10/06/97       BNI         150,000.00    2,175 00          -         -         -
--------------------------------------------------------------------------------------------------------------
100857   Kirby, Marcus B    02/01/96       BNI         150,000.00    2,175.00          -         -         -
--------------------------------------------------------------------------------------------------------------
101883   Wery, Roger F      05/01/97       BNI         150,000.00    2,175.00          -         -         -
-----------------------------------------------------========================---------------------------------
                                                     1,100,000.00   15,950.00
--------------------------------------------------------------------------------------------------------------

          Schedule 2.1 - Organization and Qualification; Subsidiaries

                                  Subsidiaries
                                  ------------

                        Name                     Incorp.        Auth. Capital
                        ----                     -------        -------------

1.    Coba Consulting, Ltd.                        UK          (pound)3,090.06
                                                             (1 penny per share)

2.    Renaissance Worldwide Strategy Limited       UK          (pound)100,000
                                                             (1 pound per share)

                                Equity Interests
                                ----------------

1.    List of companies the Company is dissolving (3): COBA Group, USA, Ltd.
      (GA), Technomic Consultants, Inc. (IL), Technomic Research Associates Limited (UK).

                         Schedule 2.3 - Capitalization

1. 65% of the shares of (i) COBA Consulting Ltd. and (ii) Renaissance Worldwide Strategy Limited are pledged to the Bank of America, N.A. pursuant to the Pledge and Security Agreement of the subsidiaries of Renaissance Worldwide, Inc. dated July 15, 1999 in connection with the Credit Agreement among the lenders party thereto, Bank of America N.A., as administrative agent for itself and the other lenders and BNY Factoring LLC as syndication agent dated July 15, 1999.

                         Schedule 2.5 - Title to Shares

1. The Company pledged all of the Shares pursuant to the Pledge and Security Agreement by and between Seller and Bank of America as Administrative Agent for the Lenders dated July 15, 1999 as amended by the First Amendment.

           Schedule 2.6 - No Conflict; Required Filings and Consents

(a) (i)

      1. Amended and Restated Credit Agreement dated July 15, 1999, among Renaissance Worldwide, Inc., the lenders party thereto, Bank of America N.A., as administrative agent for itself and the other lenders and BNY Factoring LLC as syndication agent, as amended by the First Amendment to the Credit Agreement (the "Credit Agreement").

      2. Pledge and Security Agreement dated July 15, 1999 in connection with the Credit Agreement.

      3. Subsidiary Guaranty Agreement dated July 15, 1999 in connection with the Credit Agreement.

      4. Credit line with Barclay's Bank for benefit of RWS Ltd. in UK for approximately (pound)200,000. There is also a wage line with the bank for up to (pound)400,000 and an expenses line for up to(pound)65,000 per month. There are currently no amounts outstanding.

(a) (ii)

      A. Client Contracts. The following are in the name of Seller and shall be assigned to the Company:

            1.    Electric Lightwave; ELI/110 & ELI/111
            2.    GM Onstar; GMON/110 & GMON/111 & GMON/112
            3.    Ontario Hydro; OH/122
            4.    Century Telephone, Inc.; SHRCO/ 110-01A
            5.    Telesystem Int. Wireless, Inc.; TIW/112 & TIW/113 &
                  TIW/114
            6.    Nortel Networks; NT/12513 & NTL/125 & NTL/125B
            7.    Dell Computer Co.; DEL/112 & DEL/110-01
            8.    Citizens Utilities; CZN/110-01A & CZN/115B & CZN/115C &
                  CZN/121
            9.    Interactive Media Group; IMG/NOPRG
            10.   Wisconsin Electric Power Co.; WE/110B & WE/110C
            11.   Cisco Systems, Inc.; CIS/110 & CIS/110B & CIS/111
            12. General Dynamics; GD/110 & GD/111 & GD/111B & GD/112 & GD/113 & GD/114
            13.   Nextnet, Inc.; NEXT/111
            14.   Lucent Technologies, Inc.; LUC/118 & LUC/132
            15.   Xerox; XRX/110 & XRX/111
            16.   GTE Government Systems; GD/110
            17. Global Ventures/Concert/Concert Management Services; GV/110 & GV/111 & GV/112 & GV/113 & GV/114 & GY/115 &
                  GV/116 & GV/117
            18.   IBM Corp.; IBM/127 & IBM/129
            19.   Hewlett Packard; HP/111B & HP/115 & HP/117 & HP/120
            20.   Agilent Technologies; GEO-AGI/110
            21.   AT&T; ATT/142 & ATT/143
            22.   Geo-AT&T; GEO-ATT/110
            23.   GTE; GTE/144
            24.   Geoworks; GEW/110

            25.   Nippon Telegraph and Telephone Corp.; NTT/110
            26.   Sun Microsystems; SUN/125B
            27.   Northwest Mortgage; NORW/110
            28.   Sprint Business; SPR/120B & SPR/127-01
            29.   BCE Mobile Communications, Inc.; BEL/202

      B.    Strategic Alliance

            1.    GeoPartners Research, Inc.

      C.    Personal property tied to equipment lease agreements

            1. See Attachment 1 to Schedule 2.14, which identifies all the leases to which Company is a party as well as those leases to which Seller is a party but that are currently being used by the Business Strategy Group.

      D.    Leaseholds

            1.    leasehold: Colony Square, Atlanta, GA
                  tenant: Company

            2. leasehold: 44 Montgomery, San Francisco, CA tenant: Company

            3. leasehold: 4 Great James Street, WC1, London, England tenant: Three individuals and CBA Ltd. One individual (Richard
                          Peel) and CBA Ltd. are indemnified by Coba Consulting Ltd.

            4.    leasehold: 15 Piedmont Center, Suite 1400, 3575 Piedmont Road,
                             NE, Atlanta, GA
                  tenant: The Hunter Group, Inc. Company uses merely some 600
                          sq. ft. out of a 27,066 sq. ft. leasehold.

            5. leasehold: One Curzon Street, London, England tenant: Renaissance Worldwide Strategy, Ltd. assigned this leasehold to a third party on December 7, 1999.

            6.    leasehold: Chicago - 200 West Madison
                  tenant: The Hunter Group, Inc., an affiliate of the Company, is the tenant on the lease. The Company currently occupies the location. To assign or sublease requires the consent of the landlord. See Schedule 2.6 (a).

            7. leasehold: 33 Cavendish Square, London, UK tenant: Renaissance Worldwide Limited. To sublease space to the Company requires the consent of the landlord.

(b) (i)

1. The Credit Agreement requires that Seller shall have given or shall give the Lenders notice and shall have obtained or shall obtain consent with respect to dissolutions/distributions described on Schedule 2.9. The Credit Agreement requires that the Lenders consent to the sale of the Shares pursuant to the Agreement.

2.    Certain leaseholds

            a.    Leasehold: Stamford, CT
                  Action: International Systems Services, Ltd., a former
                          subsidiary of the Company, assigned this leasehold to RWITCS, an affiliate. No assignment documentation has been executed. The landlord was not notified as required by the lease.

            b.    Leasehold: London - 4 Great James Street
                  Action: Coba Consulting Ltd. has taken responsibility for this lease.

            c.    Leasehold: Atlanta - Colony Square
                  Action: Coba Group USA, Ltd., a former subsidiary of the
                          Company, assigned this lease to the Company. No assignment documentation has been executed.

            d.    Leasehold: Chicago - 200 West Madison
                  Action: The Hunter Group, Inc., an affiliate of the Company, is the tenant on the lease. The Company currently occupies the location. To assign or sublease requires the consent of the landlord. See Schedule 2.6.

            e.    Leasehold: 33 Cavendish Square, London, UK
                  Action: Renaissance Worldwide Limited need to obtain consent from the landlord for a sublease with the Company.

(c)

      1. The following contracts may be subject to a restriction on assignment that could be triggered upon the transaction contemplated hereby:

                           Client                   File Name
                           ------                   ---------

              1.    Hewlett Packard           HP/111B, HP/115
              2.    IBM Corp.                 IBM/127
              3.    Nortel Networks           NTL/125, NTL/125B
              4.    Cisco Systems, Inc.       CIS/110, CIS/110B, CIS/111
              5.    Xerox                     XRX/110, XRX/111
              6.    Sprint                    SPR/120B, SPR/132
              7.    Hughes                    HUGH/110
              8.    AT&T                      ATT/142, ATT/143

      2. In addition, the personal property leases identified on Attachment 1 of Schedule 2.14 are subject to a restriction on assignment that could be triggered upon the transactions contemplated hereby.

      3.    See the leaseholds listed in this Schedule under (a)(ii)(D).

                           Schedule 2.7 - Compliance

                               See Schedule 2.16.

                      Schedule 2.8 - Financial Statements

1. Contingent liability to Company for Amex cards held by 75 employees. The Company is obligated to indemnify Seller for any liability relating to Amex cards used by the employees of the Company. No written indemnity agreement was entered into between Seller and the Company.

2. The Company as the assignor under certain leases has contingent liability under the leasehold in First Stamford Place, Stamford, CT, Colony Square, Atlanta, GA, Curzon Street and Great James Place in London if an assignee fails to fulfill its obligations.

3.    Assignment or buy-out of personal property leases.

      In connection with this transaction, Renaissance Worldwide Strategy Limited shall assign to Renaissance Worldwide Limited the personal property leases specified below:

            i. Master lease agreement for computers by and between Dell and Renaissance Worldwide Strategy Limited dated August 3, 1999.

            ii. Master lease agreement for copiers by and between Xerox and Renaissance Worldwide Strategy Limited.

4. The Company has a contingent obligation to pay The Hunter Group, Inc. a security deposit in the amount of $11,000 if the landlord refunds such security deposit to the Company instead of The Hunter Group, Inc. at the expiration or termination of the lease at 44 Montgomery in San Francisco.

5. The Company is obligated to pay The Hunter Group, Inc. a security deposit in the amount of $11,311 if the landlord refunds such security deposit to the Company instead of The Hunter Group, Inc. at the expiration or termination of the lease at 200 West Madison in Chicago.

              Schedule 2.9 - Absence of Certain Changes or Events

(g)   The Company has divested or dissolved certain of its subsidiaries

            a. 1045795 Ontario, Inc. (Canada) dissolved effective November 15, 1999.
            b. International Systems Services (UK) Ltd. dissolved effective December 7, 1999.
            c. Renaissance Technomic Limited (Hong Kong) distributed effective 12/99.
            d. Renaissance Worldwide Strategy (5) Pte. Ltd. distributed effective 12/99.
            e.    Renaissance Worldwide AB (Sweden) distributed effective 01/00.
            f. The Management Decisions Group Inc. (IL) distributed effective 02/00.
            g.    Renaissance Worldwide KK (Japan) distributed effective 02/00.

      The Company intends to dissolve or to distribute the entities listed below:

            a.    Coba Group USA, Ltd. (GA) to be dissolved.
            b.    Technomic Consultants, Inc. (IL) to be dissolved.
            c.    Technomic Research Associates Limited (UK) to be dissolved.

      The Company intends to transfer to Seller certain intellectual property rights pursuant to an Assignment of Rights in Trademarks, Service Marks and Trade Names in substantially the form attached to the Agreement as Exhibit A-1. COBA Consulting Ltd. intends to transfer to Renaissance Worldwide Ltd. certain intellectual property rights pursuant to an Assignment of Rights in Trademarks, Service Marks and Trade Names in substantially the form attached to the Agreement as Exhibit A-2. The Company intends to transfer certain rights with respect to the litigation referenced on Schedule 2.11 to the Seller pursuant to an Assignment Agreement in substantially the form attached to the Agreement as Exhibit B.

(k) Partial payment of performance bonuses to certain employees of Company for 1999 as described on Schedules 1.3 and 4.13.

      February 4, 2000 announcement of fiscal year 2000 salary raises effective January 1, 2000 (of approximately 8%) and promotions.

                   Schedule 2.10 - No Undisclosed Liabilities

1.    See Schedule 2.8.

                     Schedule 2.11 - Absence of Litigation

The rights and obligations of the Company relating to the litigation:
Renaissance Worldwide Strategy, Inc. v. Bridge Strategy, LLC - Stephen E. Sheridan, Scott R. Hudson, Sean P. O'Neil, Russell J. Pass and John T. Porter will be assigned pursuant to an Assignment Agreement in the form attached as Exhibit B to the Agreement to Seller in connection with the transaction contemplated hereby. The defendants verbally threatened to file a counterclaim against the Company.

         Schedule 2.12 - Employee Benefit Plans, Employment Agreements

        In conjunction with employment agreements entered into in October 1999, BSG is contingently liable to make payments to six key employees. These payments are contingent on the achievement of certain performance goals and the employee's full-time employment at BSG on the dates of the scheduled payments. Upon the closing of a sale of BSG, these employees are entitled to a $1,550,000 retention bonus. These agreements also provide for $2,500,000 to be paid on the anniversary date of the first and second year after BSG's separation from Seller.

(a)(i) The Company maintains a bonus plan that awards employees performance-based bonuses calculated as a percentage of their annual salary. The Company also maintains a commission plan for vice presidents that awards 3% of the sales generated by each vice president. In addition, the Company maintains the following Employee Plans:

                   Benefit Plan   Provider
--------------------------------------------------------------------------------
                 o Medical Plan - The Guardian & Harvard Pilgrim Health Care
                  o Dental Plan - The Guardian
         o Long Term Disability - Unum
        o Short Term Disability - Unum
                        o COBRA - Sentinel Benefits Group
                          o FSA - Sentinel Benefits Group
                       o 401(k) - Charles Schwab & Co., Inc.
              o Business Travel - Assist America through Commercial Life
                                  Insurance
                   o Group Life - The Guardian
                o Vacation Plan - 1 to 5 years = 3 weeks accrued monthly
                                  5 to 10 years = 4 weeks accrued monthly
                                  10 or more years = five weeks accrued monthly
         o Accidental Death and - Commercial Life Insurance
                  Dismemberment
        o Seller Employee Stock
                  Purchase Plan
          o Seller Stock Option
                        Program

(a)(ii) Each of the Subsidiaries maintain the following Employee Plans:

                       Benefit Plan     Provider
--------------------------------------------------------------------------------
                o Medical Insurance  -  Royal and Sun Alliance
                   o Life Assurance  -  UNUM
             o Long Term Disability  -  UNUM
                   o Pension (GPPP)  -  Scottish Equitable
        o Business Travel Insurance  -  AIG
                    o Vacation Plan  -  5 weeks (not accrued monthly)

(c)(i)  Employment agreements.

                Name
        ----------------------
        Aguirre, Pascal
        Belt, Andrew R
        Bruneau, Mark R
        Cavallari, Ford
        Cela, Miguel O.
        Cole, Andrew
        Curtis, Lisa
        Devegt, Rolf
        Elm, Nader
        House, Bob
        Jones, Jeff
        Kaplan, Nancy J
        Kirby, Marcus B
        McGuire, Hilary
        Wery, Roger F

        In the event that Buyer does not accept the terms and conditions of the employment agreements between Lisa Curtis or Hilary McGuire and Seller (or an affiliate of Seller), Seller will continue to employ Lisa Curtis and Hilary McGuire. At Buyer's reasonable request, Seller shall use commercially reasonable efforts to make Lisa Curtis and Hilary McGuire available to Buyer at market rates.

        Employment agreements entered into with the following employees in February or March 2000 (the "New Agreements"):

                Name
        ----------------------
        Aguirre, Pascal
        Andrew, James
        Belt, Andrew
        Bruneau, Mark
        Cavallari, Ford
        Cole, Andrew
        Devegt, Rolf
        Gonsalves, John
        House, Bob
        Kaplan, Nancy
        Kirby, B.
        VanDissel, Bart

(c)(ii) Consulting agreement.

                Name
        ----------------------
        Allnutt, David

(c)(iii) None.

            Schedule 2.14 - All Assets Necessary to Conduct Business

Except as provided in the Transition Services Agreement or in this Agreement:

1. Neither Company, nor Subsidiaries have a right to use any real estate in U.K.

2. With few exceptions, the laptops and desktops used by the Company or its Subsidiaries are leased or owned by Seller.

      a)    See Attachment 1, List A

3. With few exceptions, the printers, servers and network hardware used by the Company are leased or owned by Seller.

      a)    See Attachment 1, List B

4. With few exceptions, the copiers and facsimile machines used by the Company is licensed or owned by Seller.

      a)    See Attachment 1, List C

5. With few exceptions, the internal phone systems used by the Company or Subsidiaries are leased or owned by Seller.

      a)    See Attachment 1, List D

6. With few exceptions, the computer software used by the Company is licensed or owned by Seller.

      a)    See Attachment 1, List E

7. With few exceptions, the office furniture used by the Company is leased or owned by Seller.

      a)    See Attachment 1, List F

8. Once the sale of the Company is complete, Company and Subsidiaries will not have access to Renaissance's WAN and will lack a network and e-mail system.

9.    See Schedule 4.11.

                                TABLE OF CONTENTS

                                SCHEDULE NO.____

LIST              DESCRIPTION

A                 Inventory of personal computers

B                 Inventory of printers, servers, and network hardware

C                 Inventory of copier and facsimile machines

D                 Inventory of internal phone systems

E                 Inventory of software

F                 Inventory of office furniture and furnishings

G                 Miscellaneous (i.e. automobiles, etc.)

o Equipment listed in italicized text represents inventory that is currently leased through a party other than Renaissance Worldwide, Inc.

                                     LIST A

                         Inventory of Personal Computers

o Items listed in bold italics are either leased or owned by Renaissance Worldwide, Inc.

--------------------------------------------------------------------------------
    SERIAL NO.         MACHINE            LEASE            LEASE NO.
                        TYPE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOSTON
--------------------------------------------------------------------------------
      Z9BKG          Dell/LAPTOP       BANCBOSTON       007384092-36
--------------------------------------------------------------------------------
      Z8ZP3          Dell/LAPTOP       BANCBOSTON       007384092-36
--------------------------------------------------------------------------------
      Z3Q1Z          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      Z8ZPJ          Dell/LAPTOP       BANCBOSTON       007384092-36
--------------------------------------------------------------------------------
      Z303G          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      Z3Q3Y          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      Z3Q1Y          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      GYDNT          Dell/DESKTOP       COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
      Z3Q20          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      GYDNV          Dell/DESKTOP       COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
      ZDPZO          Dell/DESKTOP       COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
      CS87S          Dell/LAPTOP       FIFTH THIRD      001-75084-41-
                                                        00034
--------------------------------------------------------------------------------
      ZDPWY          Dell/LAPTOP        COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
      GYDNQ          Dell/DESKTOP       COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
      Z8ZPT          Dell/LAPTOP       BANCBOSTON       007384092-36
--------------------------------------------------------------------------------
      Z3Q21          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      Z303F          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      ZQZ9Z          Dell/LAPTOP        COMDISCO        01-SL84438-01
--------------------------------------------------------------------------------
      DPF8C          Dell/LAPTOP       FIFTH THIRD      001-75084-41-
                                                        00034
--------------------------------------------------------------------------------
      Z2X48          Dell/LAPTOP       BANCBOSTON       007384092-26
--------------------------------------------------------------------------------
      ZNBRT          Dell/LAPTOP        COMDISCO        01-SL84438-01
--------------------------------------------------------------------------------
      Z8ZPC          Dell/LAPTOP       BANCBOSTON       007384092-36
--------------------------------------------------------------------------------
      Z586D          Dell/LAPTOP       BANCBOSTON       007384092-26
--------------------------------------------------------------------------------
      Z8ZPF          Dell/LAPTOP       BANCROSTON       007384092-36
--------------------------------------------------------------------------------
      ZQW4Y          Dell/LAPTOP        COMDISCO        01-SL84438-01
--------------------------------------------------------------------------------
      CDDC3          Dell/LAPTOP       FIFTH THIRD      001-75084-41-
                                                        00026
--------------------------------------------------------------------------------
      GYDNW          Dell/DESKTOP       COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
      Z303X          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      Z8ZP5          Dell/LAPTOP       BANCBOSTON       007384092-36
--------------------------------------------------------------------------------
      Z2XH7          Dell/LAPTOP       BANCBOSTON       007384092-30
--------------------------------------------------------------------------------
      Z3Q1X          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      Z3Q2J          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      ZDPXS          Dell/LAPTOP        COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
      GYDNH          Dell/DESKTOP       COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Z3Q2H          Dell/LAPTOP       BANCBOSTON       007384092-27
--------------------------------------------------------------------------------
      VDXVQ          Dell/LAPTOP        COMDISCO        01-SL84438-03
--------------------------------------------------------------------------------
      CDDB3          Dell/LAPTOP       FIFTH THIRD      01-75084-41-00026
--------------------------------------------------------------------------------
      Z59HH          Dell/LAPTOP       BANCBOSTON       007384092-30
--------------------------------------------------------------------------------
      GYDNQ          Dell/DESKTOP       COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
      VDWG8          Dell/LAPTOP        COMDISCO        01-SL84438-03
--------------------------------------------------------------------------------
      DPF8F          Dell/LAPTOP       FIFTH THIRD      001-75084-41-0042
--------------------------------------------------------------------------------
      DNNH1          Dell/LAPTOP       FIFTH THIRD      001-75084-41-0042
--------------------------------------------------------------------------------
      VDWGT          Dell/LAPTOP        COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
      GYDNN          Dell/DESKTOP       COMDISCO        01-SL84438-00
--------------------------------------------------------------------------------
   8R62200129        DEC/LAPTOP        BANCBOSTON       007384092-25
--------------------------------------------------------------------------------
      VDXPC          Dell/LAPTOP        COMDISCO        01-SL84438-03
--------------------------------------------------------------------------------
      ZN559          Dell/LAPTOP
--------------------------------------------------------------------------------
      VDFZW          Dell/LAPTOP
--------------------------------------------------------------------------------
      ZYF49          Dell/LAPTOP
--------------------------------------------------------------------------------
      ZNXR4          Dell/LAPTOP
--------------------------------------------------------------------------------
    82081041         NEC/LAPTOP
--------------------------------------------------------------------------------
   SC54785D2TK       Apple/LAPTOP
--------------------------------------------------------------------------------
   SG6031XB4FY       Apple/LAPTOP
--------------------------------------------------------------------------------
    7X082680         NEC LAPTOP
--------------------------------------------------------------------------------
    82081090         NEC/LAPTOP
--------------------------------------------------------------------------------
    7X082681         NEC/LAPTOP
--------------------------------------------------------------------------------
    82081057         NEC/LAPTOP
--------------------------------------------------------------------------------
   US82326130        HP/DESKTOP
--------------------------------------------------------------------------------
    82081037         NEC/LAPTOP
--------------------------------------------------------------------------------
   US80807685        HP/DESKTOP
--------------------------------------------------------------------------------
   US82911962        HP/DESKTOP
--------------------------------------------------------------------------------
   US82909394        HP/DESKTOP
--------------------------------------------------------------------------------
     CN9SX           Dell/DESKTOP
--------------------------------------------------------------------------------
    7Z082349         NEC/LAPTOP
--------------------------------------------------------------------------------
     Z9G2R           Dell/LAPTOP
--------------------------------------------------------------------------------
    82081038         NEC/LAPTOP
--------------------------------------------------------------------------------
    79080008         NEC/LAPTOP
--------------------------------------------------------------------------------
   US82326128        HP/DESKTOP
--------------------------------------------------------------------------------
   US82326086        HP/DESKTOP
--------------------------------------------------------------------------------
   US61250346        HP/DESKTOP
--------------------------------------------------------------------------------
    82081039         NEC/LAPTOP
--------------------------------------------------------------------------------
    79080007         NEC/LAPTOP
--------------------------------------------------------------------------------
   FRP87WGAA         DEC/LAPTOP
--------------------------------------------------------------------------------
     VDY5G           Dell/LAPTOP
--------------------------------------------------------------------------------
    79080008         NEC/LAPTOP
--------------------------------------------------------------------------------
                        APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                        APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                        DELL
--------------------------------------------------------------------------------
                        APPLE/
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       LAPTOP
--------------------------------------------------------------------------------
                       QUARDA
--------------------------------------------------------------------------------
                       APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                     NEC/LAPTOP        7X082765
--------------------------------------------------------------------------------
                       APPLE/
                       LAPTOP
--------------------------------------------------------------------------------
                       APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                       COMPAQ/
                       DESKTOP
--------------------------------------------------------------------------------
                       APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                       APPLE/
                       LAPTOP
--------------------------------------------------------------------------------
                       APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                       APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                       APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                       APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                       APPLE/          SG60319D4FV
                       LAPTOP
--------------------------------------------------------------------------------
                       APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                     NEC/LAPTOP        82081038
--------------------------------------------------------------------------------
                       APPLE/
                       LAPTOP
--------------------------------------------------------------------------------
                       APPLE/          SG605OFUF4V
                       LAPTOP
--------------------------------------------------------------------------------
                       APPLE/          SG6050FW4FV
                       LAPTOP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SAN FRANCISCO
--------------------------------------------------------------------------------
      DPF84          DELL/LAPTOP       FIFTH THIRD      001-75084-41-0042
--------------------------------------------------------------------------------
      Z2XK3          DELL/LAPTOP       BANCBOSTON       007384092-28
--------------------------------------------------------------------------------
      VDY13          DELL/LAPTOP        COMDISCO        01-SL84438-03
--------------------------------------------------------------------------------
      CDLWN          DELL/LAPTOP       FIFTH THIRD      01-75084-41-00026
--------------------------------------------------------------------------------
      Z2X5G          DELL/LAPTOP       BANCBOSTON       007384092-26
--------------------------------------------------------------------------------
    7X082674         NEC/LAPTOP
--------------------------------------------------------------------------------
    7Y081034         NEC/LAPTOP
--------------------------------------------------------------------------------
     REPAIR          HP/DESKTOP
--------------------------------------------------------------------------------
    7Y081986         NEC/LAPTOP
--------------------------------------------------------------------------------
                       COMPAQ
--------------------------------------------------------------------------------
    7X082662         NEC/LAPTOP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     7X082672        NEC/LAPTOP
--------------------------------------------------------------------------------
     80706932        HP/ DESKTOP
--------------------------------------------------------------------------------
     81609503        HP/DESKTOP
--------------------------------------------------------------------------------
     82081090        NEC/LAPTOP
--------------------------------------------------------------------------------
                       COMPAQ
--------------------------------------------------------------------------------
     7082669         NEC/LAPTOP
--------------------------------------------------------------------------------
     74008363        NEC/LAPTOP
--------------------------------------------------------------------------------
     81609053        HP/DESKTOP
--------------------------------------------------------------------------------
     7Y081034        NEC/LAPTOP
--------------------------------------------------------------------------------
     7X082674        NEC/LAPTOP
--------------------------------------------------------------------------------
     7X082662        NEC/LAPTOP
--------------------------------------------------------------------------------
     7X082669        NEC/LAPTOP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STAMFORD
--------------------------------------------------------------------------------
      ZQW4X          DELL/LAPTOP        COMDISCO        01-SL84438-01
--------------------------------------------------------------------------------
                     HP/DESKTOP
--------------------------------------------------------------------------------
     82081035        NEC/LAPTOP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANHATTAN
--------------------------------------------------------------------------------
      ZNBS6          DELL/LAPTOP        COMDISCO        01-SL84457-01
--------------------------------------------------------------------------------
      Z09HB          DELL/LAPTOP       FIFTH THIRD      001-75084-41-0042
--------------------------------------------------------------------------------
      CRH8O          DELL/LAPTOP       FIFTH THIRD      001-75084-41-0042
--------------------------------------------------------------------------------
      Z59SK          DELL/LAPTOP
--------------------------------------------------------------------------------
     82081035        NEC/LAPTOP
--------------------------------------------------------------------------------
   DP/N-009321C-       LAPTOP
  12800-86D-0227
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ATLANTA
--------------------------------------------------------------------------------
      Z9F47          DELL/LAPTOP       BANCBOSTON       007384092-37
--------------------------------------------------------------------------------
     7X081635        NEC/LAPTOP
--------------------------------------------------------------------------------
00060888-12800-844-    LAPTOP
      2620
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONDON
--------------------------------------------------------------------------------
   7717BB731634       COMPAQ/
                      LAPTOP
--------------------------------------------------------------------------------
       49             COMPAQ/
                      LAPTOP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHICAGO
--------------------------------------------------------------------------------
      D7PRX          DELL/LAPTOP       FIFTH THIRD      001-75084-41-0034
--------------------------------------------------------------------------------
    7Z082350         NEC/LAPTOP
--------------------------------------------------------------------------------
9321C128087F2475       LAPTOP
--------------------------------------------------------------------------------
60888128008440602      LAPTOP
--------------------------------------------------------------------------------
   US80319150        HP/DESKTOP
--------------------------------------------------------------------------------
608881280083102721     LAPTOP
--------------------------------------------------------------------------------
    7Z082111         NEC/LAPTOP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
60881280082C1457       LAPTOP
--------------------------------------------------------------------------------
   U574305739        HP/DESKTOP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVENTORY
--------------------------------------------------------------------------------
    12063008         DEC/DESKTOP
--------------------------------------------------------------------------------
     SPARES            COMPAQ/
                       DESKTOP
--------------------------------------------------------------------------------
   8R62100559            DEC
--------------------------------------------------------------------------------
    7Z082353             NEC
--------------------------------------------------------------------------------
    75002168             NEC
--------------------------------------------------------------------------------
   8R62100548            DEC
--------------------------------------------------------------------------------
   SR61900066            DEC
--------------------------------------------------------------------------------
   SR63000502            DEC
--------------------------------------------------------------------------------
    4Z009906             NEC
--------------------------------------------------------------------------------
    5X015746             NEC
--------------------------------------------------------------------------------
    5X001306             NEC
--------------------------------------------------------------------------------
                       APPLE/
                       LAPTOP
--------------------------------------------------------------------------------
                       APPLE/
                       LAPTOP
--------------------------------------------------------------------------------
    81081351         NEC/LAPTOP
--------------------------------------------------------------------------------
    7Z082349         NEC/LAPTOP
--------------------------------------------------------------------------------
    7Y081039         NEC/LAPTOP
--------------------------------------------------------------------------------
   SG6050GH4FV         APPLE/
                       LAPTOP
--------------------------------------------------------------------------------
   SG6050GF4FV         APPLE/
                       LAPTOP
--------------------------------------------------------------------------------
    7Y081039
--------------------------------------------------------------------------------
    82081057
--------------------------------------------------------------------------------
                       APPLE/
                       DESKTOP
--------------------------------------------------------------------------------
                       APPLE/
                       LAPTOP
--------------------------------------------------------------------------------
                       APPLE/
                       LAPTOP
--------------------------------------------------------------------------------
                     NEC/LAPTOP
--------------------------------------------------------------------------------
                     NEC/LAPTOP
--------------------------------------------------------------------------------

                                     LIST B

              Inventory of printers, servers, and network hardware

o Items listed in bold italics are either owned or leased by Renaissance Worldwide, Inc.

o All other items listed below are either owned or leased under an Agreement by Renaissance Worldwide Strategy, Inc.

--------------------------------------------------------------------------------
TYPE (Location)         MODEL NO.          SERIAL NO.         LEASE
--------------------------------------------------------------------------------
PRINTERS
--------------------------------------------------------------------------------
SHARP                SF2030             86509311          IKON Office
                                                          Supplies
--------------------------------------------------------------------------------
HP (Chicago)         LJ4+                                 Own
--------------------------------------------------------------------------------
HP (Chicago)         LJ4000                               Own
--------------------------------------------------------------------------------
TEKTRONICS           PHASER 340                           Own
(Stamford)
--------------------------------------------------------------------------------
TEKTRONICS           PHASER 340                           Own
(Stamford)
--------------------------------------------------------------------------------
HP (Stamford)        LJ4000                               Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4M+                                Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4000                               Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4+                                 Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4+                                 Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4+                                 Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4+                                 Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4+                                 Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4+                                 Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4+                                 Own
--------------------------------------------------------------------------------
HP (Stamford)        LJ4+                                 Own
--------------------------------------------------------------------------------
HP (Stamford)        Desk Jet 710C                        Own
--------------------------------------------------------------------------------
HP (Manhattan)       LJ4V                                 Own
--------------------------------------------------------------------------------
HP (Manhattan)       LJ5N                                 Own
--------------------------------------------------------------------------------
TEKTRONICS           PHASER 350                           Own
(Manhattan)
--------------------------------------------------------------------------------
TEKTRONICS           PHASER 560                           Own
(Atlanta)
--------------------------------------------------------------------------------
HP (Atlanta)         LJ5                                  Own
--------------------------------------------------------------------------------
HP (Boston)          LJ4L               USBB111444
--------------------------------------------------------------------------------
HP (Boston)          LJ4000TN           USNC153812
--------------------------------------------------------------------------------
HP (Boston)          LJ4M+              JPGF006427
--------------------------------------------------------------------------------
HP (Boston)          LJ5SI              USDK137159
--------------------------------------------------------------------------------
HP (Boston)          LJ6MP              USCB070860
--------------------------------------------------------------------------------
HP (Boston)          LJ4050             USBB064282
--------------------------------------------------------------------------------
HP (Boston)          LJ4000TN           USNC152277
--------------------------------------------------------------------------------
HP (San Francisco)   LJ4500N
--------------------------------------------------------------------------------
HP (San Francisco)   LJ4000N
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HP (San Francisco)   LJ4000N
--------------------------------------------------------------------------------
HP (San Francisco)   LJ4M
--------------------------------------------------------------------------------
HP (San Francisco)   LJ4M
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVERS
--------------------------------------------------------------------------------
HP (Chicago)         LCII                                 Own
--------------------------------------------------------------------------------
HP (Atlanta)         LCII                                 Own
--------------------------------------------------------------------------------
DELL (Stamford)      PowerEdge 2300                       Own
--------------------------------------------------------------------------------
DELL (Manhattan)     PowerEdge 2300                       Own
--------------------------------------------------------------------------------
DELL (London)        2300                                 Own
--------------------------------------------------------------------------------
                                                          Own
COMPAQ               Prosigna 300       6536HPK3D886
(Stamford)
--------------------------------------------------------------------------------
HP (San Francisco)   LD Pro             US80600621
--------------------------------------------------------------------------------
HP (San Francisco)   LH Pro             US74301339
--------------------------------------------------------------------------------
IBM (Boston)                            2386026
--------------------------------------------------------------------------------
DELL (Boston)        PowerEdge 2300     GHMQZ
--------------------------------------------------------------------------------
COMPAQ (Boston)      Prosigna 500       6549HQM10782
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUBS
--------------------------------------------------------------------------------
BAYNETWORKS          Baystack 102                         Own
(Chicago)
--------------------------------------------------------------------------------
BAYNETWORKS          Baystack 102                         Own
(Manhattan)
--------------------------------------------------------------------------------
BAYNETWORKS          AN               BEX0132423
(Boston)
--------------------------------------------------------------------------------
BAYNETWORKS          Baystack 102
(San Francisco)
--------------------------------------------------------------------------------
ACCTON (Boston)      EN2041            444019909
--------------------------------------------------------------------------------
ACCTON (Boston)      EN2042            448000315
--------------------------------------------------------------------------------
ACCTON (Boston)      EN2043            444019912
--------------------------------------------------------------------------------
ACCTON (Boston)      EN2044            445000399
--------------------------------------------------------------------------------
ACCTON (Boston)      EN2045            448000263
--------------------------------------------------------------------------------
ATI (Atlanta)        CentreCOM
                     3024TR
--------------------------------------------------------------------------------
ATI (Atlanta)        CentreCOM          F2MX7165E
                     3024TR
--------------------------------------------------------------------------------
ATI (Atlanta)        CentreCOM          S1797295A
                     3024SL
--------------------------------------------------------------------------------
ATI (Atlanta)        CentreCOM          S17F7295A
                     3024SL
--------------------------------------------------------------------------------
3COM                 3C16950            0100/7ZLV6A2D38
(San Francisco)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SWITCHES
--------------------------------------------------------------------------------
BAYNETWORKS          Baystack 303                         Own
(Manhattan)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROUTERS
--------------------------------------------------------------------------------
BAYNETWORKS          AN                                   Own
(Chicago)
--------------------------------------------------------------------------------
BAYNETWORKS          AN
(San Francisco)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DSU
--------------------------------------------------------------------------------
KENTROX              658                                  Own
(Chicago)
--------------------------------------------------------------------------------
KENTROX(Boston)      658                                  Own
--------------------------------------------------------------------------------
KENTROX              658                                  Own
(Stamford)
--------------------------------------------------------------------------------
KENTROX              658                                  Own
(Manhattan)
--------------------------------------------------------------------------------
KENTROX              658                                  Own
(Atlanta)
--------------------------------------------------------------------------------
KENTROX              Datasmart 658
(San Francisco)
--------------------------------------------------------------------------------

                                     LIST C

                   Inventory of copier and facsimile machines

o Items listed in bold italics are either leased or owned by Renaissance Worldwide, Inc.

o All other items listed below are either owned or leased under an Agreement by Renaissance Worldwide Strategy, Inc.

--------------------------------------------------------------------------------
      TYPE            MODEL NO.          SERIAL NO.     LEASE / OWNED
--------------------------------------------------------------------------------
COPIERS
--------------------------------------------------------------------------------
Sharp (Boston)     SD-2275           86200511           SHARP
                                                        022-1301563-000
--------------------------------------------------------------------------------
Sharp (Boston)     SD-2275           86211935           SHARP
                                                        022-1301563-000
--------------------------------------------------------------------------------
Sharp              SD-4085                              IOS CAPITAL
(Atlanta)                                               (formerly IKON
                                                        Capital)
                                                        315343
--------------------------------------------------------------------------------
Sharp (Chicago)    FO-2050           66200775
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FACSIMILE
MACHINES
--------------------------------------------------------------------------------
Sharp (Atlanta)    FO-3850           70104882
--------------------------------------------------------------------------------
Xerox              Work Center
--------------------------------------------------------------------------------
Xerox (Chicago)    Work Center 610   AQXKOR-22020-
                                     FA-E
--------------------------------------------------------------------------------
Sharp (Boston)     FO-6550           90100841
--------------------------------------------------------------------------------
Sharp (Boston)     FO-6550           90100281
--------------------------------------------------------------------------------
Ricoh (Boston)     2500L             41000049
--------------------------------------------------------------------------------
Ricoh              30
--------------------------------------------------------------------------------
Omnifax (Boston)   L41               L41-00513
--------------------------------------------------------------------------------
Sharp (Chicago)    FO-4500           80105222
--------------------------------------------------------------------------------
Xerox              Document Work     008488
(San Francisco)    Center
--------------------------------------------------------------------------------

                                     LIST D

                       Inventory of internal phone systems

o Unless otherwise noted, all items listed below are either owned or leased under an Agreement by Renaissance Worldwide Strategy, Inc.

--------------------------------------------------------------------------------
       TYPE                   LOCATION                      LEASE
--------------------------------------------------------------------------------
Partner II               Colony Square          Lucent
                         Atlanta, GA            S415820-Sch. 10, 30, 40, 50, 60

                                                Party to lease - COBA Group USA,
                                                Ltd.*
--------------------------------------------------------------------------------
Norstar Key System       200 Berkley Street     NTFC Corp.
                         Boston, MA
                                                Party to lease--Renaissance
                                                Solutions, Inc.**
--------------------------------------------------------------------------------
Meridian Option 51C      London, UK             Own
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* COBA Group USA, Ltd. was a subsidiary of Renaissance Worldwide Strategy, Inc. Upon its dissolution, the duties and obligations were assumed by Renaissance Worldwide Strategy, Inc.

** Renaissance Worldwide Strategy, Inc. f/k/a Renaissance Solutions, Inc.

                                          LIST E

                                  Inventory of software

o Items listed below are licensed by Renaissance Worldwide, Inc.

--------------------------------------------------------------------------------
PRODUCT                 COPIES           LICENSE          LICENSE
(VERSION)                               AUTHOR. #       AGREEMENT #
--------------------------------------------------------------------------------
Exchange Client           12         10349223ARS9806    10517981
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client            4         10349223ARS9806    10518029
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client           10         10349223ARS9806    10518016
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client           15         10349223ARS9806    10518007
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client           15         10349223ARS9806    105170990
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client           10         10349223ARS9806    10517925
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client           10         10349223ARS9806    10518052
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client           18         10349223ARS9806    10518043
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client           18         10349223ARS9806    10517912
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client           65         10349223ARS9806    10536784
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Client           15         10454262ARS9809    10594801
Access License (4.0)
--------------------------------------------------------------------------------
Exchange Server            1         10408117ARS9809    10536742
Enterprise
--------------------------------------------------------------------------------
Exchange Server            1         10408117ARS9809    10538355
Enterprise
--------------------------------------------------------------------------------
Exchange Server            4         10667231BRS9903    10863334
Enterprise
--------------------------------------------------------------------------------
Office Professional       53         160767100390
for Windows 95 and
Windows NT w/
Access (7.0)
--------------------------------------------------------------------------------
Office Professional      179         160767100390
for Windows 95 and
Windows NT w/
Access (7.0)
--------------------------------------------------------------------------------
Office Professional        7         160767100441
for Windows 95 and
Windows NT w/
Access (7.0)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Office Professional        5         160767100011
for Windows 95 and
Windows NT w/
Access (7.0)
--------------------------------------------------------------------------------
Office Professional        2         1607671101897
for 32-bit Win
English NA Sel
--------------------------------------------------------------------------------
Office Professional        4         1607671111597
for 32-bit Win
English NA Sel
--------------------------------------------------------------------------------
Office Professional       41         1607671111597
for 32-bit Win
English NA Sel
--------------------------------------------------------------------------------
Office Professional        5         1607671122397
WIN 32 English NA
Sel
--------------------------------------------------------------------------------
Office Professional        2         160767132398       1607671
WIN 32 English NA
Sel
--------------------------------------------------------------------------------
Office Professional       13         160767122198       1607671
WIN 32 English NA
Sel
--------------------------------------------------------------------------------
Office Professional      144         160767122198       1607671
WIN 32 English NA
Sel
--------------------------------------------------------------------------------
Office Professional       40         1607671111597
WIN32 English NA
Mnt Sel
--------------------------------------------------------------------------------
Office Professional     1464         160767122198       1607671
WIN32 English NA
Mnt Sel
--------------------------------------------------------------------------------
WIN NT Server              2         10349223ARS9806    10518029
(3.51)
--------------------------------------------------------------------------------
WIN NT Server              2         10349223ARS9806    10518007
(3.51)
--------------------------------------------------------------------------------
WIN NT Server              1         10349223ARS9806    10517990
(3.51)
--------------------------------------------------------------------------------
WIN NT Server              1         10349223ARS9806    10517925
(3.51)
--------------------------------------------------------------------------------
WIN NT Server              1         10349223ARS9806    10518052
(3.51)
--------------------------------------------------------------------------------
WIN NT Server              1         10349223ARS9806    10517981
(3.51)
--------------------------------------------------------------------------------
WIN NT Server              1         10349223ARS9806    10517912
(3.51)
--------------------------------------------------------------------------------
WIN NT Server              1         10454262ARS9809    10594801
(3.51)
--------------------------------------------------------------------------------
WIN NT Server (4.0)        1         10349223ARS9806    10993260
--------------------------------------------------------------------------------
WIN NT Server              1         10789218BRS9903    10007123
(3.51)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WIN NT Server             12         10349223ARS9806    10517981
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server
Client Access License      4         10349223ARS806     10518029
(3.51)
--------------------------------------------------------------------------------
WIN NT Server             10         10349223ARS9806    10518016
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server             15         10349223ARS9806    10518007
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server             15         10349223ARS9806    10517990
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server             10         10349223ARS9806    10517925
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server             10         10349223ARS9806    10518052
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server             18         10349223ARS9806    10518043
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server             18         10349223ARS9806    10517912
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server             65         10349223ARS9806    10536784
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server             15         10454262ARS9809    10594801
Client Access License
(3.51)
--------------------------------------------------------------------------------
WIN NT Server            261         10768581BRS9903    10980943
Client Access License
(4.0)
--------------------------------------------------------------------------------
WIN 95 Upgrade            21         10573672ASS0003    10028305
form 3.x (95)
--------------------------------------------------------------------------------

                                     LIST F

                  Inventory of office furniture and furnishings

o Items listed in bold italics are leased or owned by Renaissance Worldwide, Inc.

o All other items listed below are either leased or owned by Renaissance Worldwide Strategy, Inc.

November 30, 1999                                                           Page
3:29 PM
                               Strategy - Atlanta
                              NET BOOK VALUE REPORT

                           In-Svc                   Dep Rem    Unadjusted          Salvage        Curr      Current     Accum Pct
SYS No Co     Desc          Date          Meth     Life Basis    Value    Thru   Depreciation    Sec 179  Net Bk Value     Dep
Asset No                                            + S179                             x

                                                 BOOK: INTERNAL FY: DECEMBER

200001     Misc Furni     10/31/93     SLHY 01 00   39725.00     0.00     10/99     33813.54       0.00      5911.46       85.1
200002     Misc Furni     11/01/93     SLHY 01 00    4210.18     0.00     10/99      3583.69       0.00       626.49       85.1
200003     Misc Furni     04/27/94     SLHY 01 08     777.00     0.00     10/99       592.00       0.00       185.00       76.2
200004     Misc Furni     05/02/94     SLHY 01 08    3904.45     0.00     10/99      2974.82       0.00       929.63       76.2
200005     Desk and F     09/13/95     SLHY 02 08     997.64     0.00     10/99       617.58       0.00       380.06       61.9
200006     2 Conferen     09/13/95     SLHY 02 08     537.60     0.00     10/99       332.80       0.00       204.80       61.9
200007     Misc Furni     11/01/95     SLHY 02 08    1300.00     0.00     10/99       804.78       0.00       495.22       61.9
200008     Premisys       11/30/95     SLHY 02 08   -5000.00     0.00     10/99     -3095.25       0.00     -1904.75        0.0
200010     2 Conferen     12/05/95     SLHY 02 08     537.60     0.00     10/99       332.80       0.00       204.80       61.9
200011     Misc Furni     12/12/95     SLHY 02 08     716.48     0.00     10/99       443.56       0.00       272.92       61.9
200012     Misc Furni     12/01/95     SLHY 02 08    2933.64     0.00     10/99      1816.06       0.00      1117.58       61.9
200013     Misc Furni     12/01/95     SLHY 02 08    1257.16     0.00     10/99       778.26       0.00       478.90       61.9
200014     Misc Furni     01/25/96     SLHY 03 08    1002.06     0.00     10/99       477.17       0.00       524.89       47.6
200019     Conference     10/21/96     SLHY 03 08     575.76     0.00     10/99       274.17       0.00       301.59       47.6
200025     Misc Furni     01/30/97     SLHY 04 08    1262.67     0.00     10/99       420.88       0.00       841.79       33.3
200038     Misc Furni     08/14/97     SLHY 04 08    1916.87     0.00     10/99       638.96       0.00      1277.91       33.3
200043     Misc Furni     09/30/97     SLHY 04 08    2195.21     0.00     10/99       731.73       0.00      1463.48       33.3
200044     Misc Furni     10/14/97     SLHY 04 08    6994.61     0.00     10/99      2331.54       0.00      4663.07       33.3
200046     Misc Furni     11/03/97     SLHY 04 08    1000.00     0.00     10/99       333.34       0.00       666.66       33.3
200047     Misc Furni     11/11/97     SLHY 04 08    2186.12     0.00     10/99       728.70       0.00      1457.42       33.3
200048     Misc Furni     11/14/97     SLHY 04 08    1821.14     0.00     10/99       607.04       0.00      1214.10       33.3
200049     Misc Furni     11/18/97     SLHY 04 08    1239.15     0.00     10/99       413.04       0.00       826.11       33.3
200050     Misc Furni     11/30/97     SLHY 04 08    1024.33     0.00     10/99       341.44       0.00       682.89       33.3
200056     Misc Furni     12/10/97     SLHY 04 08    3770.68     0.00     10/99      1256.90       0.00      2513.78       33.3
200057     Misc Furni     12/12/97     SLHY 04 08    1736.24     0.00     10/99       578.76       0.00      1157.48       33.3
200058     Misc Furni     12/27/97     SLHY 04 08    3188.12     0.00     10/99      1062.71       0.00      2125.41       33.3
200059     Misc Furni     12/27/97     SLHY 04 08    1424.00     0.00     10/99       474.67       0.00       949.33       33.3
200064     Misc Furni     12/10/97     SLHY 04 08    1453.86     0.00     10/99       484.63       0.00       969.23       33.3
200065     Misc Furni     12/15/97     SLHY 04 08    2189.87     0.00     10/99       729.96       0.00      1459.91       33.3
200067     Misc Furni     01/02/98     SLHY 05 08     928.75     0.00     10/99       176.90       0.00       751.85       19.0
200073     Misc Furni     02/05/98     SLHY 05 08     319.93     0.00     10/99        60.94       0.00       258.99       19.0
200076     Misc Furni     03/25/98     SLHY 05 08     400.00     0.00     10/99        76.18       0.00       323.82       19.0
200077     4 office c     04/15/98     SLHY 05 08     838.96     0.00     10/99       159.80       0.00       679.16       19.0
                                                    --------     ----               --------       ----     --------
Location Atlanta                        Count= 33   89365.08     0.00               55354.10       0.00     34010.98
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----               --------       ----     --------
Net                                                 89365.08     0.00               55354.10       0.00     34010.98
                                                    ========     ====               ========       ====     ========
Grand Total                             Count= 33   89365.08     0.00               55354.10       0.00     34010.98
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----               --------       ----     --------
Net                                                 89365.08     0.00               55354.10       0.00     34010.98
                                                    ========     ====               ========       ====     ========

                             Calculation Assumptions
--------------------------------------------------------------------------------

Book       Short Years          Midquarter Convention     Adjustment Convention
----       -----------          ---------------------     ---------------------

Internal      [Y]                       [N]                       None

                             Asset Grouping/Sorting
--------------------------------------------------------------------------------
Group: Furniture & Fixtures
       Include Assets that meet the following conditions:
         Class is FF
       Sort Assets by:
         Location in ascending order and report subtotals
November 30, 1999                                                           Page
3:29 PM

                               Strategy - Atlanta
                              NET BOOK VALUE REPORT

                           In-Svc                   Dep Rem    Unadjusted          Salvage        Curr      Current     Accum Pct
SYS No Co     Desc          Date          Meth     Life Basis    Value    Thru   Depreciation    Sec 179  Net Bk Value     Dep
Asset No                                            + S179                             x

                                                 BOOK: INTERNAL FY: DECEMBER

200009     Telephones     12/04/95     SLHY 00 08     559.25     0.00     10/99       484.68       0.00        74.57       86.7
200051     Telephones     11/10/97     SLHY 02 08     349.46     0.00     10/99       163.08       0.00       186.38       46.7
200063     Telephone      12/10/97     SLHY 02 08     128.38     0.00     10/99        59.92       0.00        68.46       46.7
200070     Digital Te     01/12/98     SLHY 03 08     781.95     0.00     10/99       208.52       0.00       573.43       26.7
200074     Misc Equip     02/17/98     SLHY 03 08     272.85     0.00     10/99        72.76       0.00       200.09       26.7
200075     Misc Equip     03/01/98     SLHY 03 08    1016.23     0.00     10/99       270.99       0.00       745.24       26.7

                                                    --------     ----               --------       ----     --------
Location Atlanta                         Count= 6    3108.12     0.00                1259.95       0.00      1848.17
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----               --------       ----     --------
Net                                                  3108.12     0.00                1259.95       0.00      1848.17
                                                    ========     ====               ========       ====     ========
Grand Total                              Count= 6    3108.12     0.00                1259.95       0.00      1848.17
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----               --------       ----     --------
Net                                                  3108.12     0.00                1259.95       0.00      1848.17
                                                    ========     ====               ========       ====     ========

                             Calculation Assumptions
--------------------------------------------------------------------------------

Book       Short Years          Midquarter Convention     Adjustment Convention
----       -----------          ---------------------     ---------------------

Internal      [Y]                       [N]                       None

                             Asset Grouping/Sorting
--------------------------------------------------------------------------------
Group: Machinery & Equipment
       Include Assets that meet the following conditions:
         Class is M
       Sort Assets by:
         Location in ascending order and report subtotals

November 30, 1999                                                           Page
4:19 PM

                           Renaissance Solutions, Inc.
                              NET BOOK VALUE REPORT

                           In-Svc                   Dep Rem    Unadjusted          Salvage        Curr      Current     Accum Pct
SYS No Co     Desc          Date          Meth     Life Basis    Value    Thru   Depreciation    Sec 179  Net Bk Value     Dep
Asset No                                            + S179                             x

                                                 BOOK: INTERNAL FY: DECEMBER

000433     Carpeting      03/01/96     SLHY 03 08   23493.48     0.00     10/99     11187.37       0.00     12306.11       47.6
000447     Work Surfa     04/01/96     SLHY 03 08   36944.95     0.00     10/99     17592.83       0.00     19352.12       47.6
000448     4 tables       04/01/96     SLHY 03 08    1813.90     0.00     10/99       863.77       0.00       950.13       47.6
000449     Table & Ch     04/01/96     SLHY 03 08    2892.66     0.00     10/99      1377.46       0.00      1515.20       47.6
000451     Work Surfa     05/01/96     SLHY 03 08   25006.95     0.00     10/99     11908.06       0.00     13098.89       47.6
000461     1" Blinds      05/01/96     SLHY 03 08    1794.38     0.00     10/99       854.46       0.00       939.92       47.6
000469     Work Surfa     05/01/96     SLHY 03 08    2046.46     0.00     10/99       974.50       0.00      1071.96       47.6
000525     Work Surfa     08/09/96     SLHY 03 08    4328.46     0.00     10/99      2061.17       0.00      2267.29       47.6
000526     Work Surfa     08/09/96     SLHY 03 08   -2819.88     0.00     10/99     -1342.80       0.00     -1477.08        0.0
000527     Work Surfa     08/19/96     SLHY 03 08     710.01     0.00     10/99       338.10       0.00       371.91       47.6
000528     Work Surfa     08/08/96     SLHY 03 08     910.35     0.00     10/99       433.50       0.00       476.85       47.6
000787     Table Top,     11/20/97     SLHY 04 08    7777.36     0.00     10/99      2592.45       0.00      5184.91       33.3
000817     Misc. Furn     12/18/97     SLHY 04 08   20487.15     0.00     10/99      6829.06       0.00     13658.09       33.3
000818     Misc Furni     12/30/97     SLHY 04 08    1045.65     0.00     10/99       348.55       0.00       697.10       33.3
000819     Misc Furni     11/03/97     SLHY 04 08    7328.10     0.00     10/99      2442.70       0.00      4885.40       33.3
000820     Misc Furni     10/01/97     SLHY 04 08   36174.81     0.00     10/99     12058.27       0.00     24116.54       33.3
000842     Partitions     12/31/97     SLHY 04 08    5050.00     0.00     10/99      1683.34       0.00      3366.66       33.3
000843     Partitions     01/30/98     SLHY 05 08    2840.00     0.00     10/99       540.96       0.00      2299.04       19.0

000861     Misc Furni     04/20/98     SLHY 05 08    7850.00     0.00     10/99      1495.24       0.00      6354.76       19.0
000866     Misc Furni     12/03/97     SLHY 04 08    1525.73     0.00     10/99       508.57       0.00      1017.16       33.3
000867     Misc Furni     03/23/98     SLHY 05 08    1447.33     0.00     10/99       275.68       0.00      1171.65       19.0
000868     Misc Furni     12/23/97     SLHY 04 08    1838.46     0.00     10/99       612.82       0.00      1225.64       33.3
000869     Misc Furni     03/09/98     SLHY 05 08   10531.48     0.00     10/99      2006.00       0.00      8525.48       19.0
000870     Misc Furni     03/03/98     SLHY 05 08    1408.68     0.00     10/99       268.32       0.00      1140.36       19.0
000871     Misc Furni     01/23/98     SLHY 05 08    8548.57     0.00     10/99      1628.30       0.00      6920.27       19.0
000872     Misc Furni     02/10/98     SLHY 05 08   12153.18     0.00     10/99      2314.89       0.00      9838.29       19.0
                                                   ---------     ----               --------       ----    ---------
Location Chicago                        Count= 26  223128.22     0.00               81853.57       0.00    141274.65
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                   ---------     ----               --------       ----    ---------
Net                                                223128.22     0.00               81853.57       0.00    141274.65
                                                   ---------     ----               --------       ----    ---------

000041     Work surfa     03/01/92     SLHY 00 00    3420.00     0.00     10/99      3420.00       0.00         0.00      100.0
000042     Laterals       04/01/92     SLHY 00 00    2969.67     0.00     10/99      2969.67       0.00         0.00      100.0
000043     Laterals       04/01/92     SLHY 00 00    1014.30     0.00     10/99      1014.30       0.00         0.00      100.0
000044     Laterals       04/01/92     SLHY 00 00    2234.40     0.00     10/99      2234.40       0.00         0.00      100.0
000045     FAX Stand      04/01/92     SLHY 00 00     292.95     0.00     10/99       292.95       0.00         0.00      100.0
000046     Business I     01/01/93     SLHY 00 08     970.90     0.00     10/99       878.43       0.00        92.47       90.5
000047     Resources      01/01/93     SLHY 00 08    6062.15     0.00     10/99      5484.80       0.00       577.35       90.5
000048     Business I     01/01/93     SLHY 00 08    2277.00     0.00     10/99      2060.16       0.00       216.84       90.5
000049     Business I     04/01/93     SLHY 00 08     519.75     0.00     10/99       470.25       0.00        49.50       90.5
000050     Sun Micros     08/01/93     SLHY 00 08   75000.00     0.00     10/99     67857.16       0.00      7142.84       90.5
000051     Osborne Of     10/01/93     SLHY 00 08   13828.20     0.00     10/99     12511.23       0.00      1316.97       90.5
000052     Osborne Of     10/01/93     SLHY 00 08   21335.45     0.00     10/99     19303.49       0.00      2031.96       90.5
000053     Furniture      12/01/93     SLHY 00 08    1770.70     0.00     10/99      1602.08       0.00       168.62       90.5
000054     Furniture      12/01/93     SLHY 00 08    8993.34     0.00     10/99      8136.82       0.00       856.52       90.5
000055     Tel Tables     01/01/94     SLHY 01 08     139.88     0.00     10/99       106.56       0.00        33.32       76.2
000056     Conference     02/01/94     SLHY 01 08     886.20     0.00     10/99       675.20       0.00       211.00       76.2
000057     Desk Acces     02/01/94     SLHY 01 08     275.00     0.00     10/99       209.54       0.00        65.46       76.2
000058     Desk           02/01/94     SLHY 01 08    1770.70     0.00     10/99      1349.12       0.00       421.58       76.2
000059     Chairs         02/01/94     SLHY 01 08     315.00     0.00     10/99       240.00       0.00        75.00       76.2
000060     Chairs         02/01/94     SLHY 01 08    1575.00     0.00     10/99      1200.00       0.00       375.00       76.2
000061     Recpt Stat     03/01/94     SLHY 01 08    1150.45     0.00     10/99       876.53       0.00       273.92       76.2
000062     Desks, Work    04/01/94     SLHY 01 08    6063.25     0.00     10/99      4619.62       0.00      1443.63       76.2
000063     Chairs & T     04/01/94     SLHY 01 08     617.00     0.00     10/99       470.08       0.00       146.92       76.2
000064     Marker Boa     04/01/94     SLHY 01 08    4140.15     0.00     10/99      3154.40       0.00       985.75       76.2
000065     Installati     05/01/94     SLHY 01 08    6400.00     0.00     10/99      4876.20       0.00      1523.80       76.2
000066     Tutor Tabl     06/01/94     SLHY 01 08    7606.25     0.00     10/99      5795.24       0.00      1811.01       76.2
000067     Drawer Ass     07/01/94     SLHY 01 08   12150.43     0.00     10/99      9257.49       0.00      2892.94       76.2
000068     Chrome Bas     09/01/94     SLHY 01 08     840.00     0.00     10/99       640.00       0.00       200.00       76.2
000069     Tutor Tabl     10/01/94     SLHY 01 08    4898.25     0.00     10/99      3732.00       0.00      1166.25       76.2
000070     Cubicals       10/01/94     SLHY 01 08   14987.45     0.00     10/99     11419.03       0.00      3568.42       76.2
000071     Cubicals       10/01/94     SLHY 01 08   41422.25     0.00     10/99     31559.83       0.00      9862.42       76.2
000072     Track MtP      10/01/94     SLHY 01 08     216.10     0.00     10/99       164.64       0.00        51.46       76.2
000073     Cherry Uti     11/01/94     SLHY 01 08     755.35     0.00     10/99       575.51       0.00       179.84       76.2
000074     Phase II C     11/01/94     SLHY 01 08    8105.00     0.00     10/99      6175.25       0.00      1929.75       76.2
000075     Cart & Maho    12/01/94     SLHY 01 08    1442.70     0.00     10/99      1099.20       0.00       343.50       76.2
000076     36 Chairs      12/01/94     SLHY 01 08   18715.62     0.00     10/99     14259.52       0.00      4456.10       76.2
000077     1 Base & C     12/01/94     SLHY 01 08    1303.42     0.00     10/99       993.06       0.00       310.36       76.2
000078     Cubical Fi     02/01/95     SLHY 02 08    5720.19     0.00     10/99      3541.07       0.00      2179.12       61.9
000079     Work Surfa     02/01/95     SLHY 02 08   16429.90     0.00     10/99     10170.90       0.00      6259.00       61.9
000307     Panels, Po     03/01/95     SLHY 02 08   25403.53     0.00     10/99     15726.01       0.00      9677.52       61.9
000349     3 Lateral      09/01/95     SLHY 02 08    1674.75     0.00     10/99      1036.75       0.00       638.00       61.9
000372     Work Surfa     01/01/96     SLHY 01 08   17393.14     0.00     10/99     11595.42       0.00      5797.72       66.7
000373     Work Surfa     01/01/96     SLHY 03 08   31012.91     0.00     10/99     14768.06       0.00     16244.85       47.6
000374     Work Surfa     01/01/96     SLHY 03 08   80013.30     0.00     10/99     38101.57       0.00     41911.73       47.6
000375     Work Surfa     01/01/96     SLHY 03 08   29681.57     0.00     10/99     14134.09       0.00     15547.48       47.6
000376     Work Surfa     01/01/96     SLHY 03 08    5433.76     0.00     10/99      2587.50       0.00      2846.26       47.6
000420     FurnaTURE      02/01/96     SLHY 03 08    1378.92     0.00     10/99       656.63       0.00       722.29       47.6
000421     fURNATURE      02/01/96     SLHY 03 08    2311.09     0.00     10/99      1100.53       0.00      1210.56       47.6
000422     SYS FURN,      02/01/96     SLHY 03 08   12921.00     0.00     10/99      6152.86       0.00      6768.14       47.6
000428     Install Ke     03/01/96     SLHY 03 08     710.00     0.00     10/99       338.10       0.00       371.90       47.6
000429     Fgt on Cop     03/01/96     SLHY 03 08      70.56     0.00     10/99        33.60       0.00        36.96       47.6
000430     2 Copyboar     03/01/96     SLHY 03 08    2940.00     0.00     10/99      1400.00       0.00      1540.00       47.6
000431     Work Surfa     03/01/96     SLHY 03 08    6349.93     0.00     10/99      3023.77       0.00      3326.16       47.6
000432     Freight        03/01/96     SLHY 03 08     265.72     0.00     10/99       126.53       0.00       139.19       47.6
000441     Work Surfa     01/01/96     SLHY 03 08   14389.54     0.00     10/99      6852.17       0.00      7537.37       47.6
000450     Installati     04/01/96     SLHY 03 08   12070.25     0.00     10/99      5747.73       0.00      6322.52       47.6
000460     Shelving       06/01/96     SLHY 03 08    1570.00     0.00     10/99       747.62       0.00       822.38       47.6
000462     2 Electron     06/01/96     SLHY 03 08    1526.32     0.00     10/99       726.82       0.00       799.50       47.6
000475     Work Surfa     01/01/96     SLHY 03 08   10120.80     0.00     10/99      4819.43       0.00      5301.37       47.6

000480     Work Surfa     07/01/96     SLHY 03 08   21573.46     0.00     10/99     10273.06       0.00     11300.40       47.6
000502     Work Surfa     08/01/96     SLHY 03 08   79478.85     0.00     10/99     37847.06       0.00     41631.79       47.6
000537     Lateral Fi     10/07/96     SLHY 03 08    5110.19     0.00     10/99      2433.42       0.00      2676.77       47.6
000538     Cabinets/C     10/22/96     SLHY 03 08    5000.60     0.00     10/99      2381.23       0.00      2619.37       47.6
000539     Work Surfa     10/16/96     SLHY 03 08    7557.31     0.00     10/99      3598.73       0.00      3958.58       47.6
000540     Work Surfa     10/22/96     SLHY 03 08    3778.75     0.00     10/99      1799.40       0.00      1979.35       47.6
000544     Work Surfa     11/11/96     SLHY 03 08    1685.50     0.00     10/99       802.62       0.00       882.88       47.6
000563     Shelving U     01/30/97     SLHY 04 08    1052.71     0.00     10/99       350.90       0.00       701.81       33.3
000566     Lateral Fi     01/15/97     SLHY 04 08    2091.60     0.00     10/99       697.20       0.00      1394.40       33.3
000695     4 HI Later     03/21/97     SLHY 04 08    1476.02     0.00     10/99       492.00       0.00       984.02       33.3
000716     6 Panel Pi     03/12/97     SLHY 04 08    4099.33     0.00     10/99      1366.44       0.00      2732.89       33.3
000717     1 File Cab     03/20/97     SLHY 04 08     636.83     0.00     10/99       212.28       0.00       424.55       33.3
000718     5 Tables &     04/22/97     SLHY 04 08   18617.70     0.00     10/99      6205.90       0.00     12411.80       33.3
000719     1 Table &      04/18/97     SLHY 04 08    5738.30     0.00     10/99      1912.77       0.00      3825.53       33.3
000722     2 blackout     05/16/97     SLHY 04 08     287.00     0.00     10/99        95.66       0.00       191.34       33.3
000723     3 chairs       03/25/97     SLHY 04 08    1334.03     0.00     10/99       444.68       0.00       889.35       33.3
000724     8 cubicle      03/11/97     SLHY 04 08     671.33     0.00     10/99       223.78       0.00       447.55       33.3
000725     27 cubicle     03/25/97     SLHY 04 08     304.89     0.00     10/99       101.64       0.00       203.25       33.3
000729     5 tables &     01/17/97     SLHY 04 08   20000.00     0.00     10/99      6666.66       0.00     13333.34       33.3
000732     tables, lo     06/04/97     SLHY 04 08   80252.99     0.00     10/99     26750.99       0.00     53502.00       33.3
000733     cubicle pi     06/14/97     SLHY 04 08    8100.71     0.00     10/99      2700.24       0.00      5400.47       33.3
000745     Core holes     06/30/97     SLHY 04 08    2073.54     0.00     10/99       691.18       0.00      1382.36       33.3
000746     Bookcases      06/25/97     SLHY 04 08    6644.02     0.00     10/99      2214.67       0.00      4429.35       33.3
000747     cubicle pi     06/11/97     SLHY 04 08     686.83     0.00     10/99       228.94       0.00       457.89       33.3
000748     cubicle pi     06/06/97     SLHY 04 08     918.95     0.00     10/99       306.32       0.00       612.63       33.3
000776     Misc Furni     09/11/97     SLHY 04 08    6880.00     0.00     10/99      2293.34       0.00      4586.66       33.3
000788     File Cabin     11/17/97     SLHY 04 08    1056.30     0.00     10/99       352.10       0.00       704.20       33.3
000860     Misc Furni     04/20/98     SLHY 05 08    1040.35     0.00     10/99       198.16       0.00       842.19       19.0
000902     OFFICE FUR     10/05/98     SLHY 05 08    9301.90     0.00     10/99      1771.78       0.00      7530.12       19.0
000906     Filing Cab     07/01/98     SLHY 05 08   16586.47     0.00     10/99      3159.33       0.00     13427.14       19.0
000907     OFFICE FUR     12/24/98     SLHY 05 08    3481.00     0.00     10/99       663.04       0.00      2817.96       19.0
000908     OFFICE FUR     02/27/99     SLHY 06 08   11434.60     0.00     10/99       668.25       0.00     10766.35        5.8
                                                   ---------     ----              ---------       ----    ---------
Location Lincoln                        Count= 91  884803.50     0.00              494974.69       0.00    389828.81
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                   ---------     ----              ---------       ----    ---------
Net                                                884803.50     0.00              494974.69       0.00    389828.81
                                                   ---------     ----              ---------       ----    ---------

000575     3 Data Cab     08/31/93     SLHY 00 08    7528.03     0.00     10/99      6811.06       0.00       716.97       90.5
000576     8 Medium,      12/07/93     SLHY 00 08    7560.00     0.00     10/99      6840.00       0.00       720.00       90.5
000577     2 Overstor     05/26/94     SLHY 01 08    7094.63     0.00     10/99      5405.44       0.00      1689.19       76.2
000578     6 Chairs 0     08/08/94     SLHY 01 08    3454.35     0.00     10/99      2631.89       0.00       822.46       76.2
000579     1 Hanging      08/03/95     SLHY 02 08    2926.11     0.00     10/99      1811.42       0.00      1114.69       61.9
000580     6 GEI100 P     09/07/95     SLHY 02 08   12001.32     0.00     10/99      7429.41       0.00      4571.91       61.9
000581     6 GEI100 P     09/07/95     SLHY 02 08    8407.92     0.00     10/99      5204.90       0.00      3203.02       61.9
000582     3 GEI100 G     09/07/95     SLHY 02 08    6597.44     0.00     10/99      4084.12       0.00      2513.32       61.9
000583     1 GEI100 S     09/07/95     SLHY 02 08    1303.80     0.00     10/99       807.12       0.00       496.68       61.9
000584     4 GEI100 J     09/07/95     SLHY 02 08    2798.40     0.00     10/99      1732.34       0.00      1066.06       61.9
000585     2 GEI100 P     09/07/95     SLHY 02 08    3754.52     0.00     10/99      2324.22       0.00      1430.30       61.9
000586     2 GEI100 P     09/07/95     SLHY 02 08    2438.00     0.00     10/99      1509.25       0.00       928.75       61.9
000587     2 GEI100 U     09/07/95     SLHY 02 08    3737.56     0.00     10/99      2313.74       0.00      1423.82       61.9
000588     2 GEI100 P     09/07/95     SLHY 02 08    2618.20     0.00     10/99      1620.80       0.00       997.40       61.9
000589     4 Jewel S1     09/07/95     SLHY 02 08    2798.40     0.00     10/99      1732.34       0.00      1066.06       61.9
000590     8 HOW100 9     09/07/95     SLHY 02 08   11744.80     0.00     10/99      7270.60       0.00      4474.20       61.9
000591     40 0FS102      09/07/95     SLHY 02 08    9200.80     0.00     10/99      5695.73       0.00      3505.07       61.9
000592     GEI100 30"     09/07/95     SLHY 02 08    1590.00     0.00     10/99       984.27       0.00       605.73       61.9
000593     1 GEI100 P     09/07/95     SLHY 02 08    2130.60     0.00     10/99      1318.94       0.00       811.66       61.9
000594     1 GEI100 L     09/07/95     SLHY 02 08    1343.02     0.00     10/99       831.39       0.00       511.63       61.9
000595     1 GEI100 P     09/07/95     SLHY 02 08    1987.50     0.00     10/99      1230.36       0.00       757.14       61.9
000596     4 GEI100 3     09/07/95     SLHY 02 08    3336.88     0.00     10/99      2065.70       0.00      1271.18       61.9
000597     1 JG100 Wo     09/07/95     SLHY 02 08   39622.80     0.00     10/99     24528.40       0.00     15094.40       61.9
000598     7 Work Cha     09/07/95     SLHY 02 08    5015.92     0.00     10/99      3105.09       0.00      1910.83       61.9
000599     6 OFS 1025     09/07/95     SLHY 02 08    4095.84     0.00     10/99      2535.52       0.00      1560.32       61.9
000600     3 0FS1025      09/07/95     SLHY 02 08    2318.22     0.00     10/99      1435.11       0.00       883.11       61.9
000601     14 HAR101      09/07/95     SLHY 02 08   18847.86     0.00     10/99     11667.72       0.00      7180.14       61.9
000602     2 GEI100 H     09/07/95     SLHY 02 08    2618.20     0.00     10/99      1620.80       0.00       997.40       61.9
000603     15 GEI100      09/07/95     SLHY 02 08   11893.20     0.00     10/99      7362.46       0.00      4530.74       61.9
000604     Installati     09/07/95     SLHY 02 08    7740.12     0.00     10/99      4791.50       0.00      2948.62       61.9
000605     2 Decorati     01/15/96     SLHY 03 08    1722.93     0.00     10/99       820.43       0.00       902.50       47.6
000606     1 NEV100 N     02/01/96     SLHY 03 08    2400.90     0.00     10/99      1143.29       0.00      1257.61       47.6
000607     2 CYR100 S     04/26/96     SLHY 03 08    5380.56     0.00     10/99      2562.17       0.00      2818.39       47.6
000608     2 GEIIOO G     03/22/96     SLHY 03 08    4940.66     0.00     10/99      2352.70       0.00      2587.96       47.6
000609     Visual Dis     03/19/96     SLHY 03 08    3275.40     0.00     10/99      1559.73       0.00      1715.67       47.6

000610     3 OFS102 S     02/22/96     SLHY 03 08    2047.92     0.00     10/99       975.20       0.00      1072.72       47.6
000611     3 OFS102 S     02/22/96     SLHY 03 08    2318.22     0.00     10/99      1103.93       0.00      1214.29       47.6
000612     2 GEI100 3     02/28/96     SLHY 03 08    4023.76     0.00     10/99      1916.06       0.00      2107.70       47.6
000613     2 GEI100 R     02/28/96     SLHY 03 08    2605.48     0.00     10/99      1240.70       0.00      1364.78       47.6
000614     1 GEI100 C     02/28/96     SLHY 03 08    1661.02     0.00     10/99       790.97       0.00       870.05       47.6
000615     BIBER Adju     09/07/96     SLHY 03 08    6737.38     0.00     10/99      3208.26       0.00      3529.12       47.6
000616     3 Light Fi     03/31/96     SLHY 03 08    1139.50     0.00     10/99       542.62       0.00       596.88       47.6
000617     1 GEI100 G     03/31/96     SLHY 03 08    3874.30     0.00     10/99      1844.90       0.00      2029.40       47.6
000688     25 drawer      02/09/94     SLHY 01 08    3040.56     0.00     10/99      2316.63       0.00       723.93       76.2
                                                  ----------     ----              ---------       ----    ---------
Location Stamford                      Count= 44   243673.03     0.00              151079.23       0.00     92593.80
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                  ----------     ----              ---------       ----    ---------
Net                                                243673.03     0.00              151079.23       0.00     92593.80
                                                  ==========     ====              =========       ====    =========
Grand Total                            Count= 161 1351604.75     0.00              727907.49       0.00    623697.26
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                  ----------     ----              ---------       ----    ---------
Net                                               1351604.75     0.00              727907.49       0.00    623697.26
                                                  ==========     ====              =========       ====    =========

                             Calculation Assumptions
--------------------------------------------------------------------------------

Book       Short Years          Midquarter Convention     Adjustment Convention
----       -----------          ---------------------     ---------------------

Internal      [Y]                       [N]                       None

                             Asset Grouping/Sorting
--------------------------------------------------------------------------------
Group: Furniture & Fixtures
       Include Assets that meet the following conditions:
         Class is FF
       Sort Assets by:
         Location in ascending order and report subtotals

November 30, 1999                                                           Page
4:19PM

                           Renaissance Solutions, Inc.
                              NET BOOK VALUE REPORT

                           In-Svc                   Dep Rem    Unadjusted          Salvage        Curr      Current     Accum Pct
SYS No Co     Desc          Date          Meth     Life Basis    Value    Thru   Depreciation    Sec 179  Net Bk Value     Dep
Asset No                                            + S179                             x

                                                 BOOK: INTERNAL FY: DECEMBER

000470     Security S     06/01/96     SLHY 01 08    5714.00     0.00     10/99      3809.33       0.00      1904.67       66.7
000471     Telephone      05/01/96     SLHY 01 08    5530.00     0.00     10/99      3686.66       0.00      1843.34       66.7
000478     Fax Machin     02/01/96     SLHY 01 08     746.91     0.00     10/99       497.93       0.00       248.98       66.7
000703     Remote Doo     03/31/97     SLHY 02 08     979.27     0.00     10/99       456.98       0.00       522.29       46.7
000841     Security S     11/26/97     SLHY 02 08    1156.67     0.00     10/99       539.77       0.00       616.90       46.7
000859     Presentati     04/20/98     SLHY 03 08   31655.00     0.00     10/99      8441.33       0.00     23213.67       26.7
000884     1 Sharp Fa     06/22/98     SLHY 03 08    1644.75     0.00     10/99       438.60       0.00      1206.15       26.7
000904     Computers      07/01/98     SLHY 03 08    3786.51     0.00     10/99      1009.73       0.00      2776.78       26.7
000912     Claricom -     05/01/99     SLMM 09 06    5000.22     0.00     10/99       250.01       0.00      4750.21        5.0
                                                    --------     ----               --------       ----     --------
Location Chicago                       Count= 9     56213.33     0.00               19130.34       0.00     37082.99
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----               --------       ----     --------
Net                                                 56213.33     0.00               19130.34       0.00     37082.99
                                                    --------     ----               --------       ----     --------

000001     Telephone      03/25/92     SLHY 00 00   23726.50     0.00     10/99     23726.50       0.00         0.00      100.0
000002     Telephone      04/01/92     SLHY 00 00   12240.50     0.00     10/99     12240.50       0.00         0.00      100.0
000003     IBIC Bindi     07/01/92     SLHY 00 00    1423.80     0.00     10/99      1423.80       0.00         0.00      100.0
000004     Prime Tele     01/01/93     SLHY 00 00    2554.75     0.00     10/99      2554.75       0.00         0.00      100.0
000005     Digital Ca     06/01/93     SLHY 00 00    1500.00     0.00     10/99      1500.00       0.00         0.00      100.0
000006     Digital Se     06/01/93     SLHY 00 00    1740.00     0.00     10/99      1740.00       0.00         0.00      100.0
000007     Tax            06/01/93     SLHY 00 00     162.00     0.00     10/99       162.00       0.00         0.00      100.0
000008     Overhead/C     06/01/93     SLHY 00 00     737.65     0.00     10/99       737.65       0.00         0.00      100.0
000009     Panasonic      06/01/93     SLHY 00 00     650.00     0.00     10/99       650.00       0.00         0.00      100.0
000010     Sta LC & S     11/01/93     SLHY 00 00    2446.75     0.00     10/99      2446.75       0.00         0.00      100.0
000011     Install Te     11/01/93     SLHY 00 00    2940.00     0.00     10/99      2940.00       0.00         0.00      100.0
000012     Install Ne     11/01/93     SLHY 00 00    3660.00     0.00     10/99      3660.00       0.00         0.00      100.0
000013     Install Pr     11/01/93     SLHY 00 00    2922.25     0.00     10/99      2922.25       0.00         0.00      100.0
000014     Binding Ma     12/01/93     SLHY 00 00    1633.80     0.00     10/99      1633.80       0.00         0.00      100.0

000015     Upgrade Vo     12/01/93     SLHY 00 00    3045.00     0.00     10/99      3045.00       0.00         0.00      100.0
000016     Electric C     12/01/93     SLHY 00 00    4690.65     0.00     10/99      4690.65       0.00         0.00      100.0
000017     StacLC/6SS     03/01/94     SLHY 00 00    3155.75     0.00     10/99      3155.75       0.00         0.00      100.0
000018     Ricoh Copi     03/01/94     SLHY 00 08    2847.60     0.00     10/98      2278.08       0.00       569.52       80.0
000019     HP LJ 4S1      04/01/94     SLHY 00 00    5594.63     0.00     10/99      5594.63       0.00         0.00      100.0
000020     Proxima De     04/01/94     SLHY 00 08    8955.00     0.00     10/98      7164.00       0.00      1791.00       80.0
000021     Corinth ha     05/01/94     SLHY 00 00     966.00     0.00     10/99       966.00       0.00         0.00      100.0
000022     ONS 12 Por     05/01/94     SLHY 00 00    2249.75     0.00     10/99      2249.75       0.00         0.00      100.0
000023     Electronic     06/01/94     SLHY 00 00    4696.87     0.00     10/99      4696.87       0.00         0.00      100.0
000024     Proxima Eq     06/01/94     SLHY 00 08    1070.00     0.00     10/98       856.00       0.00       214.00       80.0
000025     Tel Trex E     06/01/94     SLHY 00 00     960.00     0.00     10/99       960.00       0.00         0.00      100.0
000026     System Tra     06/01/94     SLHY 00 00    2261.85     0.00     10/99      2261.85       0.00         0.00      100.0
000027     Add 3 SS4D     08/01/94     SLHY 00 00    6167.25     0.00     10/99      6167.25       0.00         0.00      100.0
000028     ONS Card a     09/01/94     SLHY 00 00    3711.75     0.00     10/99      3711.75       0.00         0.00      100.0
000029     Sony BM 80     09/01/94     SLHY 00 00     414.75     0.00     10/99       414.75       0.00         0.00      100.0
000030     COV SuperS     10/01/94     SLHY 00 00    1575.00     0.00     10/99      1575.00       0.00         0.00      100.0
000031     4PortExp       10/01/94     SLHY 00 00    5880.00     0.00     10/99      5880.00       0.00         0.00      100.0
000032     HP LJ 4M+      10/01/94     SLHY 00 00    4475.57     0.00     10/99      4475.57       0.00         0.00      100.0
000033     10 TelTrek     11/01/94     SLHY 00 00    1200.00     0.00     10/99      1200.00       0.00         0.00      100.0
000034     Marantz Re     11/01/94     SLHY 00 00     393.75     0.00     10/99       393.75       0.00         0.00      100.0
000035     Sony BM-23     12/01/94     SLHY 00 00     476.70     0.00     10/99       476.70       0.00         0.00      100.0
000036     2 HP Laser     01/01/95     SLHY 00 08    4461.97     0.00     10/99      3867.02       0.00       594.95       86.7
000037     3 HP Laser     01/01/95     SLHY 00 08    2218.42     0.00     10/99      1922.61       0.00       295.81       86.7
000038     Video Conf     01/01/95     SLHY 00 08   44220.00     0.00     10/99     38324.00       0.00      5896.00       86.7
000039     2 HP Laser     03/01/95     SLHY 00 08    4221.82     0.00     10/99      3658.89       0.00       562.93       86.7
000040     HP Laser P     03/01/95     SLHY 00 08    2126.99     0.00     10/99      1843.40       0.00       283.59       86.7
000306     ONS Line C     03/01/95     SLHY 00 08    3459.75     0.00     10/99      2998.45       0.00       461.30       86.7
000309     ONS 12 Por     04/01/95     SLHY 00 08    2493.00     0.00     10/99      2160.60       0.00       332.40       86.7
000310     4 Port exp     04/01/95     SLHY 00 08    2719.75     0.00     10/99      2357.12       0.00       362.63       86.7
000325     Infocus 58     07/01/95     SLHY 00 08    9515.00     0.00     10/99      8246.33       0.00      1268.67       86.7
000326     Infocus 58     07/01/95     SLHY 00 08   10990.00     0.00     10/99      9524.66       0.00      1465.34       86.7
000337     HP Laserje     08/01/95     SLHY 00 08    2569.74     0.00     10/99      2227.11       0.00       342.63       86.7
000342     HP U Lase      09/01/95     SLHY 00 08    2698.27     0.00     10/99      2338.48       0.00       359.79       86.7
000350     HP Laserje     10/01/95     SLHY 00 08    2263.66     0.00     10/99      1961.83       0.00       301.83       86.7
000355     Conference     11/01/95     SLHY 00 08    2163.00     0.00     10/99      1874.60       0.00       288.40       86.7
000368     Cable Inst     11/01/95     SLHY 00 08    2267.50     0.00     10/99      1965.16       0.00       302.34       86.7
000369     Install Tr     11/01/95     SLHY 00 08    2034.75     0.00     10/99      1763.45       0.00       271.30       86.7
000379     Projection     12/01/95     SLHY 00 08    1870.00     0.00     10/99      1620.66       0.00       249.34       86.7
000383     Network Se     01/01/96     SLHY 01 08    5750.00     0.00     10/99      3833.33       0.00      1916.67       66.7
000384     Mitel\Trun     01/01/96     SLHY 01 08   16439.68     0.00     10/99     10959.80       0.00      5479.88       66.7
000419     Projection     02/01/96     SLHY 01 08    1870.00     0.00     10/99      1246.66       0.00       623.34       66.7
000424     11 Dpeaker     02/01/96     SLHY 01 08    5382.19     0.00     10/99      3588.13       0.00      1794.06       66.7
000425     Fl 2 data      02/01/96     SLHY 01 08    4524.15     0.00     10/99      3016.10       0.00      1508.05       66.7
000426     Mitel Mail     04/01/96     SLHY 01 08   15434.65     0.00     10/99     10289.77       0.00      5144.88       66.7
000479     Mitel Mail     07/01/96     SLHY 01 08    6614.75     0.00     10/99      4409.83       0.00      2204.92       66.7
000484     Ibico Bind     06/01/96     SLHY 01 08    1447.13     0.00     10/99       964.76       0.00       482.37       66.7
000485     8 Handsfre     06/01/96     SLHY 01 08    1088.50     0.00     10/99       725.66       0.00       362.84       66.7
000492     Analog & D     07/01/96     SLHY 01 08    6079.40     0.00     10/99      4052.93       0.00      2026.47       66.7
000497     Ti Trunkw      09/01/96     SLHY 01 08    3611.56     0.00     10/99      2407.70       0.00      1203.86       66.7
000498     Ti Work        09/01/96     SLHY 01 08     614.75     0.00     10/99       409.83       0.00       204.92       66.7
000499     Tl work        09/01/96     SLHY 01 08     279.75     0.00     10/99       186.50       0.00        93.25       66.7
000500     SS410 & SS     08/01/96     SLHY 01 08    1178.75     0.00     10/99       785.83       0.00       392.92       66.7
000501     US Robotic     09/01/96     SLHY 01 08    1056.70     0.00     10/99       704.46       0.00       352.24       66.7
000533     Tel Trex H     09/14/96     SLHY 01 08    3764.25     0.00     10/99      2509.50       0.00      1254.75       66.7
000536     Audio Visu     10/22/96     SLHY 01 08   39769.10     0.00     10/99     26512.73       0.00     13256.37       66.7
000543     CAT 5/CAT      11/15/96     SLHY 01 08    4691.04     0.00     10/99      3127.36       0.00      1563.68       66.7
000556     Unity Call     12/02/96     SLHY 01 08    2190.00     0.00     10/99      1460.00       0.00       730.00       66.7
000557     Sarif Shut     11/26/96     SLHY 01 08    3721.20     0.00     10/99      2480.80       0.00      1240.40       66.7
000565     Telephone      01/28/97     SLHY 02 08    9121.20     0.00     10/99      4256.56       0.00      4864.64       46.7
000689     Sarif Shut     02/04/97     SLHY 02 08    7027.25     0.00     10/99      3279.38       0.00      3747.87       46.7
000696     Sarif Shut     03/24/97     SLHY 02 08    4114.75     0.00     10/99      1920.22       0.00      2194.53       46.7
000702     2nd Instal     03/06/97     SLHY 02 08   62494.30     0.00     10/99     29164.00       0.00     33330.30       46.7
000704     Analog Sta     04/21/97     SLHY 02 08    3334.50     0.00     10/99      1556.10       0.00      1778.40       46.7
000705     TI Card In     04/21/97     SLHY 02 08    3637.55     0.00     10/99      1697.52       0.00      1940.03       46.7
000726     3 Robotic      05/21/97     SLHY 02 08    1260.00     0.00     10/99       588.00       0.00       672.00       46.7
000727     3rd instal     05/05/97     SLHY 02 08   13984.04     0.00     10/99      6525.88       0.00      7458.16       46.7
000728     2nd instal     03/28/97     SLHY 02 08    7305.12     0.00     10/99      3409.04       0.00      3896.08       46.7
000730     20 CAT5 da     06/26/97     SLHY 02 08    3173.93     0.00     10/99      1481.17       0.00      1692.76       46.7
000731     Mitel 6X36     03/28/97     SLHY 02 08    1825.15     0.00     10/99       851.74       0.00       973.41       46.7
000743     Relocated      06/16/97     SLHY 02 08    1025.00     0.00     10/99       478.33       0.00       546.67       46.7
000744     cabling fo     07/07/97     SLHY 02 08    6951.39     0.00     10/99      3243.98       0.00      3707.41       46.7
000755     Line Card      08/02/97     SLHY 02 08    2840.50     0.00     10/99      1325.56       0.00      1514.94       46.7
000756     1 Sarif Sh     07/28/97     SLHY 02 08    4887.50     0.00     10/99      2280.83       0.00      2606.67       46.7

000800     Patriot Sn     12/14/97     SLHY 02 08    1149.46     0.00     10/99       536.41       0.00       613.05       46.7
000803     Epson LCD      11/25/97     SLHY 02 08    6592.50     0.00     10/99      3076.50       0.00      3516.00       46.7
000883     2 Sharp Fa     06/22/98     SLHY 03 08    3289.49     0.00     10/99       877.20       0.00      2412.29       26.7
000903     Digital Eu     11/01/98     SLHY 04 06  188124.70     0.00     12/98         0.00       0.00    188124.70        0.0
000909     COMPUTER E     02/27/99     SLMM 09 04   15263.30     0.00     10/99      1017.55       0.00     14245.75        6.7
000911     Computer       02/27/99     SLMM 09 04   47444.93     0.00     10/99      3163.00       0.00     44281.93        6.7
                                                   ---------     ----              ---------       ----    ---------
Location Lincoln                       Count= 93   745773.60     0.00              363606.37       0.00    382167.23
Less disposals                                     200997.30     0.00               10298.08       0.00    190699.22
                                                   ---------     ----              ---------       ----    ---------
Net                                                544776.30     0.00              353308.29       0.00    191468.01
                                                   ---------     ----              ---------       ----    ---------

000619     Hewlett Pa     07/31/94     SLHY 00 00     975.31     0.00     10/99       975.31       0.00         0.00      100.0
000620     Cannon NP4     08/09/94     SLHY 00 00    8497.50     0.00     10/99      8497.50       0.00         0.00      100.0
000621     1 Sharp XG     07/05/95     SLHY 00 08    5052.29     0.00     10/99      4378.66       0.00       673.63       86.7
000622     Video Conf     09/29/95     SLHY 00 08   84363.30     0.00     10/99     73114.86       0.00     11248.44       86.7
000623     1 Xerox Co     06/15/96     SLHY 01 08     740.24     0.00     10/99       493.49       0.00       246.75       66.7
                                                    --------     ----               --------       ----     --------
Location Lincoln - ISS                 Count= 5     99628.64     0.00               87459.82       0.00     12168.82
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----               --------       ----     --------
Net                                                 99628.64     0.00               87459.82       0.00     12168.82
                                                    --------     ----               --------       ----     --------

000625     Phone Syst     09/29/95     SLHY 00 08   51614.58     0.00     10/99     44732.65       0.00      6881.93       86.7
000626     Audio Visu     10/10/95     SLHY 00 08   43728.52     0.00     10/99     37898.03       0.00      5830.49       86.7
000627     Video Conf     09/29/95     SLHY 00 08   85166.76     0.00     10/99     73811.18       0.00     11355.58       86.7
000628     1 Cannon N     03/13/96     SLHY 01 08   37401.32     0.00     10/99     24934.20       0.00     12467.12       66.7
000629     Audio Visu     03/25/96     SLHY 01 08   26883.80     0.00     10/99     17922.53       0.00      8961.27       66.7
000630     1 Cannon C     07/31/96     SLHY 01 08   20161.96     0.00     10/99     13441.30       0.00      6720.66       66.7
000706     IDS E&M Co     04/14/97     SLHY 02 08    3806.12     0.00     10/99      1776.18       0.00      2029.94       46.7
                                                   ---------     ----              ---------       ----     --------
Location Stamford                      Count= 7    268763.06     0.00              214516.07       0.00     54246.99
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                   ---------     ----              ---------       ----     --------
Net                                                268763.06     0.00              214516.07       0.00     54246.99
                                                   ---------     ----              ---------       ----     --------

000624     1 Hewlett      06/24/94     SLHY 00 00    1106.11     0.00     10/99      1106.11       0.00         0.00      100.0
                                                  ----------     ----              ---------       ----    ---------
Location Washington                    Count= 1      1106.11     0.00                1106.11       0.00         0.00
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                  ----------     ----              ---------       ----    ---------
Net                                                  1106.11     0.00                1106.11       0.00         0.00
                                                  ==========     ====              =========       ====    =========
Grand Total                            Count= 115 1171484.74     0.00              685818.71       0.00    485666.03
Less disposals                                     200997.30     0.00               10298.08       0.00    190699.22
                                                  ----------     ----              ---------       ----    ---------
Net                                                970487.44     0.00              675520.63       0.00    294966.81
                                                  ==========     ====              =========       ====    =========

                             Calculation Assumptions
--------------------------------------------------------------------------------

Book       Short Years          Midquarter Convention     Adjustment Convention
----       -----------          ---------------------     ---------------------

Internal      [Y]                       [N]                       None

                             Asset Grouping/Sorting
--------------------------------------------------------------------------------
Group: Equipment
       Include Assets that meet the following conditions:
         Class is M
       Sort Assets by:
         Location in ascending order and report subtotals

November 30, 1999                                                           Page
3:27 PM

                                    Strategy
                              NET BOOK VALUE REPORT

                           In-Svc                   Dep Rem    Unadjusted          Salvage        Curr      Current     Accum Pct
SYS No Co     Desc          Date          Meth     Life Basis    Value    Thru   Depreciation    Sec 179  Net Bk Value     Dep
Asset No                                            + S179                             x

                                                 BOOK: INTERNAL FY: DECEMBER

010136     Fax Machin     07/01/97     SLHY 02 08    2942.50     0.00     10/99      1373.16       0.00      1569.34       46.7
                                                     -------     ----                -------       ----      -------

Location Atlanta                       Count= 1      2942.50     0.00                1373.16       0.00      1569.34
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                     -------     ----                -------       ----      -------
Net                                                  2942.50     0.00                1373.16       0.00      1569.34
                                                     -------     ----                -------       ----      -------

010089     1 Ricoh 25     02/14/97     SLHY 00 00     662.95     0.00     09/99       662.95       0.00         0.00      100.0
010090     1 Ricoh 30     02/14/97     SLHY 00 00    1197.66     0.00     09/99      1197.66       0.00         0.00      100.0
010091     1 Omnifax      02/14/97     SLHY 00 00     519.09     0.00     09/99       519.09       0.00         0.00      100.0
010092     1 Mita 559     02/14/97     SLHY 00 00    4421.74     0.00     09/99      4421.74       0.00         0.00      100.0
010093     1 Mita 809     02/14/97     SLHY 00 00    7580.13     0.00     09/99      7580.13       0.00         0.00      100.0
010094     1 Mercedes     02/14/97     SLHY 00 00   12549.64     0.00     09/99     12549.64       0.00         0.00      100.0
010095     1 GBC III      02/14/97     SLHY 00 00    1447.92     0.00     09/99      1447.92       0.00         0.00      100.0
010096     1 GBC 500      02/14/97     SLHY 00 00     409.01     0.00     09/99       409.01       0.00         0.00      100.0
010101     Misc Phone     04/30/98     SLHY 00 08   10320.59     0.00     10/99      6880.40       0.00      3440.19       66.7
                                                    --------     ----               --------       ----      -------
Location Boston                        Count= 9     39108.73     0.00               35668.54       0.00      3440.19
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----               --------       ----      -------
Net                                                 39108.73     0.00               35668.54       0.00      3440.19
                                                    --------     ----               --------       ----      -------

010124     Xerox 7042     06/18/96     SLHY 01 08    2546.90     0.00     10/99      1697.93       0.00       848.97       66.7
010125     25 Voice/D     01/31/98     SLHY 03 08    5110.87     0.00     10/99      1362.89       0.00      3747.98       26.7
010126     Sharp Copi     04/03/98     SLHY 03 08    7907.48     0.00     10/99      2108.66       0.00      5798.82       26.7
                                                    --------     ----                -------       ----     --------
Location San Francisco                 Count= 3     15565.25     0.00                5169.48       0.00     10395.77
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----                -------       ----     --------
Net                                                 15565.25     0.00                5169.48       0.00     10395.77
                                                    ========     ====               ========       ====     ========
Grand Total                            Count= 13    57616.48     0.00               42211.18       0.00     15405.30
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----                -------       ----     --------
Net                                                 57616.48     0.00               42211.18       0.00     15405.30
                                                    ========     ====               ========       ====     ========

                             Calculation Assumptions
--------------------------------------------------------------------------------

Book       Short Years          Midquarter Convention     Adjustment Convention
----       -----------          ---------------------     ---------------------

Internal      [Y]                       [N]                       None

                             Asset Grouping/Sorting
--------------------------------------------------------------------------------
Group: Office Equipment
       Include Assets that meet the following conditions:
         Class is M
       Sort Assets by:
         Location in ascending order and report subtotals

November 30, 1999                                                           Page
3:26 PM

                                    Strategy
                              NET BOOK VALUE REPORT

                           In-Svc                   Dep Rem    Unadjusted          Salvage        Curr      Current     Accum Pct
SYS No Co     Desc          Date          Meth     Life Basis    Value    Thru   Depreciation    Sec 179  Net Bk Value     Dep
Asset No                                            + S179                             x

                                                 BOOK: INTERNAL FY: DECEMBER

010137     Bookcase       04/12/96     SLHY 03 08     507.04     0.00     10/99       241.46       0.00       265.58       47.6
010138     Bookcase       11/03/96     SLHY 03 08     537.20     0.00     10/99       255.80       0.00       281.40       47.6
010139     Bookcases      04/16/97     SLHY 04 08    1156.78     0.00     10/99       385.60       0.00       771.18       33.3
010140     Bookcases      01/12/98     SLHY 05 08    1163.52     0.00     10/99       221.62       0.00       941.90       19.0
                                                     -------     ----                -------       ----      -------
Location Atlanta                       Count= 4      3364.54     0.00                1104.48       0.00      2260.06
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                     -------     ----                -------       ----      -------
Net                                                  3364.54     0.00                1104.48       0.00      2260.06
                                                     -------     ----                -------       ----      -------

010059     8 shelves      02/14/97     SLHY 01 08     252.67     0.00     10/99       147.39       0.00       105.28       58.3
010060     1 display      02/14/97     SLHY 01 08     157.92     0.00     10/99        92.12       0.00        65.80       58.3
010061     28 desk ch     02/14/97     SLHY 01 08    1326.52     0.00     10/99       773.80       0.00       552.72       58.3
010062     1 desk cha     02/14/97     SLHY 01 08      94.75     0.00     10/99        55.27       0.00        39.48       58.3
010063     1 guest ch     02/14/97     SLHY 01 08      31.58     0.00     10/99        18.43       0.00        13.15       58.4

010064     1 desk cha     02/14/97     SLHY 01 08      47.38     0.00     10/99        27.64       0.00        19.74       58.3
010065     1 desk         02/14/97     SLHY 01 08      31.58     0.00     10/99        18.43       0.00        13.15       58.4
010066     1 file cab     02/14/97     SLHY 01 08      23.69     0.00     10/99        13.81       0.00         9.88       58.3
010067     1 side tab     02/14/97     SLHY 01 08      23.69     0.00     10/99        13.81       0.00         9.88       58.3
010068     3 kitchen      02/14/97     SLHY 01 08      37.90     0.00     10/99        22.12       0.00        15.78       58.4
010069     35 office      02/14/97     SLHY 01 08      66.33     0.00     10/99        38.68       0.00        27.65       58.3
010070     2 cupboard     02/14/97     SLHY 01 08     157.92     0.00     10/99        92.12       0.00        65.80       58.3
010071     13 desks       02/14/97     SLHY 01 08     307.94     0.00     10/99       179.63       0.00       128.31       58.3
010072     35 file ca     02/14/97     SLHY 01 08    3316.31     0.00     10/99      1934.52       0.00      1381.79       58.3
010073     3 file cab     02/14/97     SLHY 01 08     189.50     0.00     10/99       110.55       0.00        78.95       58.3
010074     2 folding      02/14/97     SLHY 01 08      63.17     0.00     10/99        36.84       0.00        26.33       58.3
010075     19 desk la     02/14/97     SLHY 01 08     120.02     0.00     10/99        70.01       0.00        50.01       58.3
010076     1 lamp (ex     02/14/97     SLHY 01 08      23.69     0.00     10/99        13.81       0.00         9.88       58.3
010077     1 small re     02/14/97     SLHY 01 08      31.58     0.00     10/99        18.43       0.00        13.15       58.4
010078     1 coffee t     02/14/97     SLHY 01 08      78.96     0.00     10/99        46.06       0.00        32.90       58.3
010079     4 computer     02/14/97     SLHY 01 08     126.34     0.00     10/99        73.70       0.00        52.64       58.3
010080     1 small co     02/14/97     SLHY 01 08     205.30     0.00     10/99       119.76       0.00        85.54       58.3
010081     9 bulletin     02/14/97     SLHY 01 08      71.06     0.00     10/99        41.45       0.00        29.61       58.3
010082     10 white b     02/14/97     SLHY 01 08      94.75     0.00     10/99        55.27       0.00        39.48       58.3
010083     1 file cab     02/14/97     SLHY 01 08     236.56     0.00     10/99       137.99       0.00        98.57       58.3
010084     4 small co     02/14/97     SLHY 01 08     240.04     0.00     10/99       140.02       0.00       100.02       58.3
010085     20 confere     02/14/97     SLHY 01 08     789.60     0.00     10/99       460.60       0.00       329.00       58.3
010086     8 44mg car     02/14/97     SLHY 01 08     159.18     0.00     10/99        92.86       0.00        66.32       58.3
010087     34 200mg       02/14/97     SLHY 01 08    1127.54     0.00     10/99       657.73       0.00       469.81       58.3
010088     4 office c     02/14/97     SLHY 01 08     252.67     0.00     10/99       147.39       0.00       105.28       58.3
010102     Chairs         10/01/98     SLHY 05 08    3297.50     0.00     10/99       628.09       0.00      2669.41       19.0
010104     Visual Boa     09/01/99     SLHY 06 08    1417.50     0.00     10/99        50.62       0.00      1366.88        3.6
010105     Autumn Che     09/01/99     SLHY 03 08    2408.70     0.00     10/99       150.54       0.00      2258.16        6.2
010106     Mahogany C     09/01/99     SLHY 03 08    1995.00     0.00     10/99       124.69       0.00      1870.31        6.3
010141     Five Drawe     11/01/99     SLHY 04 00     727.65     0.00                   0.00       0.00       727.65        0.0
010142     Five Drawe     11/01/99     SLHY 04 00     727.65     0.00                   0.00       0.00       727.65        0.0
010143     Five Drawe     11/01/99     SLHY 04 00     602.28     0.00                   0.00       0.00       602.28        0.0
010144     Five Drawe     11/01/99     SLHY 04 00     602.28     0.00                   0.00       0.00       602.28        0.0
010145     Five Drawe     11/01/99     SLHY 04 00     602.28     0.00                   0.00       0.00       602.28        0.0
010146     Five Drawe     11/01/99     SLHY 04 00     602.28     0.00                   0.00       0.00       602.28        0.0
010147     Five Drawe     11/01/99     SLHY 04 00     602.28     0.00                   0.00       0.00       602.28        0.0
                                                    --------     ----                -------       ----     --------
Location Boston                        Count= 41    23271.54     0.00                6604.18       0.00     16667.36
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----                -------       ----     --------
Net                                                 23271.54     0.00                6604.18       0.00     16667.36
                                                    --------     ----                -------       ----     --------

010111     6 Work Sur     05/25/95     SLHY 02 08   21402.18     0.00     10/99     13248.99       0.00      8153.19       61.9
010112     6 Lateral      05/25/95     SLHY 02 08    3156.17     0.00     10/99      1953.81       0.00      1202.36       61.9
010113     14 Desk Ch     05/25/95     SLHY 02 08    6085.22     0.00     10/99      3767.05       0.00      2318.17       61.9
                                                    --------     ----               --------       ----     --------
Location San Francisco                 Count= 3     30643.57     0.00               18969.85       0.00     11673.72
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----               --------       ----     --------
Net                                                 30643.57     0.00               18969.85       0.00     11673.72
                                                    ========     ====               ========       ====     ========
Grand Total                            Count= 48    57279.65     0.00               26678.51       0.00     30601.14
Less disposals                                          0.00     0.00                   0.00       0.00         0.00
                                                    --------     ----               --------       ----     --------
Net                                                 57279.65     0.00               26678.51       0.00     30601.14
                                                    ========     ====               ========       ====     ========

                             Calculation Assumptions
--------------------------------------------------------------------------------

Book       Short Years          Midquarter Convention     Adjustment Convention
----       -----------          ---------------------     ---------------------

Internal      [Y]                       [N]                       None

                             Asset Grouping/Sorting
--------------------------------------------------------------------------------
Group: Furniture & Fixtures
       Include Assets that meet the following conditions:
         Class is FF
       Sort Assets by:
         Location in ascending order and report subtotals

                         Inventory of assets located at
                         100 Colony Square, Atlanta, GA

o  Dark wooden desk with filing cabinet and bookshelf (2)

o  Office chairs (35)

o  Conference table (1)

o  Black file cabinets (6)

o  Black desks (12)

o  Returns (3)

o  File cabinets (4)

o  Tables w/ wheels forming conference table (8)

o  Rug (1)

o  Oak table (1)

o  Long glass tables (2)

o  Couch (1)

o  Bookshelves (5)

o  Oak file tables (2)

o  Trash cans (8)

o  Burgundy chairs (2)

                Inventory of assets taken from 100 Colony Square
             to 15 Piedmont Center, 3575 Piedmont Road, Atlanta, GA

o  Black office chairs (4)

o  Black desk returns (4)

o  Oak office desks (2)

o  Oak file cabinets (2)

o  Oak desk returns (2)

o  Regular office chairs (12)

o  Small conference table (1)

o  Black file cabinets (8)

o  Bookcases (15)

o  White boards (2)

o  Laptops (2)                [Dell Latitudes under lease agreement with
                              Renaissance Worldwide, Inc.]

o  Desktop computers (2)

o  Printers (2)               [HP LJ 5, Tektronix Phaser 560 - both owned]

o  Fax machine                [Sharp FO-3850, owned]

                               Asset inventory of
                          200 West Madison, Chicago, IL

o  Leather chairs (20)

o  Blue leather chair (1)

o  Fax machine (1)

o  $5,000 worth of artwork

                               Asset inventory of
                         200 Berkley Street, Boston, MA

Schedule 17
Hammond Office products
Invoice # 767820

Office 2223
1 Desk, 66x30 left pedestal
1 Right return, flush height
1 lateral file, 2-drawer
1 keyboard
1 mgmt./operations Chair, BFC
2 side chair, BFC

Office 2222
2 Desk, double pedestal
2 knee space credenza
2 task chair
2 side chair

Office 2221
3 desk, double pedestal
3 lateral file, 2-drawer
2 mgmt/operations Chair, BFC

Office 2220
3 desk, double-pedestal
2 lateral file, 2-drawer
3 mgmt/operations Chair, BFC

Office 2219
1 mgmt/operations chair
2 side chair

Office 2242
2 operators chair, hi-perf

Office 2203
1 single pedestal desk
1 left return, flush height
1 lateral file
1 top conference
1 base, conference
1 executive chair, hi-back
2 side chair, BFC

Office 2202
1 desk, left pedestal
1 right return, flush height
1 lateral files
1 top, conference
1 base conference
1 executive chair, hi-back
2 side chair, BFC

cubicle seating
40 operators chair, BFC\
Human Resource files
11 lateral files, recessed drwrs.
Master file room
35 5-drawer lateral files
8 3-drawer lateral files
bullpen area
24 Rosemount cubicles per specification
file area
2 Rosemount cubicles per specification
IRC/Production area
8 velocity stations in 3 private offices hallway area
14 hall cubicles

Room 2219A
1 open shelf files as per diagram

Office 2207
1 desk, single pedestal
1 right return flush height
1 lateral files
1 top conference
1 base, conference
1 executive chair, hi-back
2 side chair, BFC

Office 2206
1 desk, single pedestal
1 return, flush height

1 lateral files
1 top conference
1 base, conference
1 executive hi-back chair
2 side chair, BFC

Office 2205
1 desk, single pedestal
1 return, flush height
1 return, flush height
1 return, flush height
1 lateral files
2 mgmt/operator chair
2 side chair

Office 2204
1 desk, single pedestal
1 return, flush height
1 return, flush height
1 return, flush height
1 lateral file
2 mgmt/operators chair
2 side chair

Office 2276
1 mgmt/operators chair, BFC
1 hi-perf. Operators chair, BFC

Office 2212
1 desk, double pedestal
1 knee space credenza
1 lateral file
1 table, 42"
1 chair, executive, hi-back
4 side chairs, BFC

Conference rooms 2111 & 2110
2 conference table
12 mgmt/conference chair

Office 2209
1 desk, left pedestal
1 right return, flush height
2 lateral files
1 conference table 36x72
6 mgmt/conference chairs
1 executive hi-back

Office 2208
1 desk, single pedestal
1 right return
1 lateral files
1 executive hi-back chair
2 side chair, BFC

                                     LIST G

                     Miscellaneous (i.e. automobiles, etc.)

--------------------------------------------------------------------------------
                                       LEASE              AGREEMENT
MAKE             YEAR                AGREEMENT             NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Volvo               1993           Volvo Finance /        10089981
                                    Andrew Belt
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        Schedule 2.15 - Title to Property

1. See Schedule 2.14.

2. Real property leases.

   a. Leasehold: Stamford, CT
      Action: International Systems Services, Ltd., a former subsidiary of
              Company, assigned this leasehold to Renaissance Worldwide ITCS, an affiliate. No assignment documentation has been executed. The landlord was not notified as required by the lease.

   b. Leasehold: London - 4 Great James Street
      Action: Coba Consulting Ltd. has taken responsibility for this lease.

   c. Leasehold: Atlanta - Colony Square
      Action: Coba Group USA, Ltd., a former subsidiary of Company, assigned this lease to Company. No assignment documentation has been executed.

   d. Leasehold: Chicago - 200 West Madison
      Action: The Hunter Group, Inc., an affiliate of Company, is the tenant on the lease. Company currently occupies the location. To assign or sublease requires the consent of the landlord. See Schedule 2.6.

   e. Leasehold: Cavendish Square, London, UK
      Action:

3. Liens

   a. The Bank of America has liens in all of the properties and assets of Company and its subsidiaries and in all of the properties and assets used in the Business Strategy Group business pursuant to the Credit Agreement.

                              Schedule 2.16 - Taxes

The Subsidiaries have not complied with the statutory audits required under UK law. Compliance efforts have commenced.

Coba Consulting Ltd. is entitled to refunds of taxes paid in Canada and the United Kingdom in the amount of (pound)210,000 and (pound)300,000, for taxable periods ending December 31, 1998. These refunds (including interest) shall be promptly paid to the Company when received pursuant to Section 4.9(b) of the Agreement.

                      Schedule 2.18 - Intellectual Property

(a) 1. The Company typically enters into engagement letters with clients. The letters do not address the issue of intellectual property ownership. It is possible that one or more clients might dispute Company's ability to re-sell similar intellectual property to other clients.

    2. Seller has granted to Bank of America a lien and security interest in its intellectual property rights pursuant to the Pledge and Security Agreement of the Credit Agreement.

                     Schedule 2.19 - Immigration Compliance

   c. Pending visa petitions:

      1. Jimmy Law
      2. Tara Green
      3. Raza Haider
      4. Mark Wolinsky

                  Schedule 2.20 - Transactions with Affiliates

1. Subcontract for the provision of consulting services to Sprint between Seller and Company dated August 27, 1998.

2. Loans.
   a. The Company owes Seller $6,318,177.
   b. Seller owes RWS Ltd. $2,854,150.

3. Assignment of client contracts set forth on Schedule 4.11 from Seller to the Company. In connection with this transaction, Seller shall assign to the Company certain client contracts and license to the Company the intellectual property described in Section 4.10 of the Agreement. The Company shall assign certain rights and obligations to the Seller relating to the litigation referred to in Schedule 2.11 pursuant to an Assignment Agreement in the form attached as Exhibit B to the Agreement.

4. Assignment of real property leases.

   a. Leasehold: First Stamford Place, Stamford, CT

   b. Leasehold: Colony Square, Atlanta, GA

   c. Leasehold: 44 Montgomery, San Francisco, CA

   d. Leasehold: 200 West Madison, Chicago, IL

   e. Leasehold: 4 Great James Street, WC1, London, England

   f. Leasehold: One Curzon Street, London, England

5. Assignment or buy-out of personal property leases.

      a. In connection with this transaction, Seller plans to assign or arrange for the buy-out by the Company of the personal property as identified on Attachment 1 to Schedule 2.14.

      b. In connection with this transaction, RWS Ltd. shall assign to Renaissance Worldwide Limited the personal property leases specified below:

         i. Master lease agreement for computers by and between Dell and RWS Ltd. dated August 3, 1999.

         ii. Master lease agreement for copiers by and between Xerox and RWS
             Ltd.

6. Other assignments.

      a. Coba Consulting Limited shall assign to Coba Group Limited the intellectual property rights relating to the Coba marks, as set forth in the Intellectual Property Rights License dated February 5, 1999, for (pound)166,000 which it shall pay upon receipt to Renaissance Worldwide Limited.

      b. The Company is obligated to indemnify Seller for any liability relating to Amex cards used by the employees of the Company. No written indemnity agreement was entered into between Seller and the Company.

      c. Company shall assign to Seller the Joint Development and Marketing Agreement, dated as of December 19, 1997, by and between Renaissance Solutions, Inc. and Gentia Software, Inc.

                             Schedule 2.21 - Brokers

Letter agreement dated February 24, 2000 between the Seller and Mark Bruneau.

              Schedule 2.23 - Accounts Receivable; Accounts Payable

      b. Buyer owes Seller amounts payable to Seller by the Company pursuant to the Stock Purchase Agreement in cash to repay Seller for advances of amounts due and bonuses to the employees of the Company as described on Schedules 1.3 and 4.13.

                  Schedule 2.24 - Warranty and Related Matters

    Client                 File Name
    ------                 ---------

1.  IBM Corp.              IBM/127
2.  Nortel Networks        NTL/125, NTL/125B
3.  Cisco Systems, Inc.    CIS/110, CIS/110B, CIS/111
4.  Xerox                  XRX/110, XRX/111
5.  Sprint                 SPR/120B, 5PR/132
6.  Hughes                 HUGH/110
7.  AT&T                   ATT/142, ATT/143

             Schedule 2.25 - Corporate Records; Copies of Documents

Copies of corporate documents, which authorize the distribution or dissolution of certain subsidiaries referred to on Schedule 4.1, shall be provided.

             Schedule 2.26 - 1999 Customer Accounts Worth $250,000 +

1.     Electric Lightwave; ELI/110

2.     GM Onstar; GMON/110

3.     Ontario Hydro; 0H/122

4.     Century Telephone, Inc.; SHRCO 110-0lA

5.     Telesystem mt. Wireless, Inc.; TIW/112

6.     Nortel Networks; NT/12513 & NTL/125 & NTL/125B

7.     Dell Computer Co.; DEL/112, DEL/110-0l

8.     Citizens Utilities; CZN/115B, CZN/110-01A

9.     Interactive Media Group; IMG/NOPRG

10.    Wisconsin Electric Power Co.; WE/110B

11.    Cisco Systems, Inc.; CIS/110 & CIS/110B & CIS/111

12.    General Dynamics; GD/110 & GD/111 & GD/112

13.    Nextnet, Inc.; NEXT 111

14.    Lucent Technologies, Inc.; LUC/132, LUC/118

15.    Xerox; XRX/110 & XRX/111

16.    GTE Government Systems; GD/110

17.    Global Ventures/Concert/Concert Management Services; GV/110 & GV/111

18.    IBM Corp.; IBM/127

19.    Hewlett Packard; HP/111B & HP 115

20.    Geo-AT&T; GEO-ATT/110

21.    Norwest Mortgage; NORW/110

22.    Gew; GEW/110

23.    Telesystems Int; TIW/114

24.    Sprint Business; SPR/120B, SPR/127-01

25.    AT&T; ATT/142 & ATT/143

26.    BCE Mobile Communications, Inc.; BEL/202

            Schedule 2.29 - Employees of The Business Strategy Group

Boston, MA - 200 Berkeley Street

1.  Allnut, David
2.  Andrew, James
3.  Andromalos, Susan
4.  Belt, Andy
5.  Bolt, Kristen
6.  Breault, Michael
7.  Bruneau, Mark
8.  Cant, Michael
9.  Carroll, Ann
10. Caperan, Horacio
11. Cavallari, Ford
12. Clark, John
13. Cole, Andrew
14. Conway, Eileen
15. Conway, Maureen
16. Crews, Michele
17. Daunais, Steve
18. Davila, Gerardo
19. Ehrhardt, Larry
20. Emelife, Maduka
21. Foley, Bob
22. Fox, Tim
23. Frazier, Elizabeth
24. Fuller, Laura
25. Gallagher, Tim
26. Gaut, Erica
27. Goldstein, Amy
28. Goldstein, Steve
29. Graham, Katie
30. Green, Tara
31. Grossi, Michael
32. Haugh, Aimee
33. Jackson, Chris
34. Jackson, Jessica
35. Jubber, Peter
36. Kaminski, Jane
37. Kaplan, Nancy
38. Kirby, Blaik
39. Law, Jimmy
40. Luther, Jon
41. Malhotra, Ayesha
42. McCarthy, John
43. Meng, Cynthia
44. Messina, Michelle
45. Mishra, Ranjan
46. Moran, Craig
47. Muelbert, Philipp
48. Neale, Simon
49. O'Donnell, Terrence
50. Olandino, Lauren
51. O'Shea, George
52. Park, Sean
53. Polson, Glyn
54. Pritchett, Eric
55. Pugh, Patrick
56. Reese, Richard
57. Rengel, Urs
58. Ryder, Laura
59. Seyfert, Deborah
60. Schreck, Brad
61. Sturm, John
62. Turben, Nick
63. Van Dissel, Bar
64. Willoughby, Ken
65. Wolinsky, Mark
66. Zimmer, Adriana

Chicago, IL - 200 West Madison Street

1. Awuah, Sam
2. Borish, Anne
3. Camble, Carita
4. Kennedy, Lisa
5. Wallace, Carrie

Atlanta, GA - 3575 Piedmont Center

1. Booher, Jim
2. Haugen, Tiffany

San Francisco, CA - 44 Montgomery Street

1.  Cela, Miguel
2.  Coe, Keith
3.  Darbyshire, Gabrielle
4.  De Vegt, RoIf
5.  Gupta, Charu
6.  Preston, Paul
7.  Salazar, Nancy
8.  Steels, Liz
9.  Tay, Heather
10. Thompson, Lillian
11. Torrey, Bruce
12. Wery, Roger

Stamford, CT - 100 First Stamford Place

1.  Chmielowiec, Mary
2.  Frostig, Rich

New York, NY - 101 E. 52nd Street

1.  Anifalaje, Tokunbo
2.  Bingham, Anne
3.  Gonsalves, John
4.  Jenkins, Beth
5.  Thumser, Mark
6.  Whitley, Charla

London, Eng - 33 Cavendish Square

1.  Allwood, Richard
2.  Bland, Richard
3.  Chiang, Pang
4.  Coe, Keith
5.  Curtis, Lisa
6.  Elm, Nader
7.  He, Xin
8.  House, Bob
9.  Jones, Jeff
10. McGuire, Hilary
11. Reay, Susannah
12. Ross, Nick
13. Saunders, Deborah (3/1)
14. Tapper, Josie
15. Whittaker, Sam

RWW/GEO IV - 200 Berkeley Street

1.  Aguirre, Pascal
2.  Arnold, Alecia
3.  Bricker, Todd
4.  Lewis, Finlay
5.  O'Brien, Bill

               Schedule 4.1 - Conduct of Business Prior to Closing

(g)

      1. List of companies the Company is dissolving (3): COBA Group, USA, Ltd. (GA), Technomic Consultants, Inc. (IL), Technomic Research Associates Limited (UK).

      2.    See Schedule 4.11.

      3. Coba Consulting Limited shall (i) execute a termination agreement with Coba Group Limited pursuant to which Coba Consulting Limited shall receive (pound)166,000 relating to the Intellectual Property Rights License dated February 5, 1999 ("License"), and (ii) pay said (pound)166,000 immediately to Renaissance Worldwide Limited, and
            (iii) execute an assignment with Renaissance Worldwide Limited to effect the assignment of any remaining rights and obligations in the License.

(i) The client contract by and between Nationwide Building Society and Renaissance Worldwide Strategy Limited shall be assigned to Renaissance Worldwide Limited.

                           Schedule 4.2 - Exclusivity

1. The Company shall dissolve or distribute certain of its other subsidiaries.

      a. Coba Group USA, Ltd. (GA) to be dissolved.

      b. Technomic Consultants, Inc. (IL) to be dissolved.

      c. Technomic Research Associates Limited (UK) to be dissolved.

2.    See Schedule 4.11.

          Schedule 4.11 - Assignment of Rights Under Certain Agreements

1.    Transfer of intellectual property

      a. Company shall transfer certain intellectual property rights to Seller pursuant to an Assignment of Rights in Trademarks, Service Marks and Trade Names attached as Exhibit A-1 to the Agreement.

      b. Coba Consulting Ltd. shall transfer certain intellectual property rights to Renaissance Worldwide Ltd. pursuant to an Assignment of Rights in Trademarks, Service Marks and Trade Names attached as Exhibit A-2 to the Agreement.

2. Transfer of litigation. The Company shall transfer certain rights with respect to the litigation referenced in Schedule 2.11 pursuant to an Assignment Agreement attached as Exhibit B to the Agreement.

3. Transfer of Client Contracts and Equipment Leases (or pieces of equipment):

      a. Client Contracts. The following are in the name of Seller and shall be assigned to the Company:

      1.  Electric Lightwave; ELI/110
      2.  Global Crossing; GC/1l0
      3.  Geo Partners; GEO-TRW/110
      4.  GM Onstar; GMON/110, GM/1ll
      5.  Ontario Hydro; 0H/122
      6.  Fore Systems; RSGLON/for 110
      7.  Century Telephone, Inc.; SHRCO 110-0lA
      8.  Telesystem Int. Wireless, Inc.; TIW/112
      9.  Nortel Networks; NT/12513 & NTL/125 & NTL/125B.
      10. Dell Computer Co.; DEL/112
      11. Emergence LLC; LLC/GENC
      12. Energis Communications. Ltd.; RSGLON/ENR11O
      13. Citizens Utilities; CZN/115B, CZN/110-01A
      14. Interactive Media Group; IMG/NOPRG, 1MG/112-02
      15. Wisconsin Electric Power Co.; WE/110B, WEC/129
      16. Lucent Microelectronics; LUC/133
      17. Cisco Systems, Inc.; CIS/110 & CIS/110B & CIS/111
      18. Nextnet, Inc.; Next/1ll
      19. Lucent Technologies, Inc.;LUC/132, LUC/131-01, LUC/118
      20. Xerox; XRX/11O & XRX/111
      21. GTE Government Systems; GD/110
      22. Citizens Communications; CZN/122, C2N/115C
      23. Global Ventures/Concert/Concert Management Services; GV/110 & GV/111
      24. IBM Corp.; IBM/127
      25. Hewlett Packard; HP/177B & HP/175
      26. Geo - AT&T; ATT/11O
      27. Norwest Mortgage; NORW/110
      28. General Dynamics; GD/110, 111 & 112

     29. Geo IDC; IDC/ll0
     30. Gew; GEW/110
     31. Sun Microsystems; SUN/125B
     32. Telesystems Int; TIW/114
     33. Tandem Computers; TDM/120
     34. Sprint Business; SPR/120B, SPR/127-0l
     35. British Columbia Hydro and Power Authority; BCH/ll0
     36. AT&T; ATT/142,143
     37. GATX Liquid Logistics; GATX/111
     38. Guidant Insurance Group; GUID/110
     39. Hughes Telecommunications and Space; Hugh/110
     40. Kemper Insurance Companies; KEMP/110
     41. Omron Healthcare, Inc.; OMRO/100-0l
     42. ORBCOMM; ORB/118-O1, ORB/115
     43. Rights Exchange, Inc.; REI/110-0l
     44. Sun Microsystems, Inc.; SUN/122
     45. Duke Energy Services; DUK/lll
     46. Bell South Business; BSC/131
     47. Iridium North America; IRID/ll0-0l
     48. Southwestern Bell; PCB/1ll-Olw, SBL/l10-01
     49. Air Products and Chemicals, Inc.; ARP/110-02
     50. BG Media Investors; BGM/ll0-01
     51. Marshall Funds Investor Services; M&I/l10-01
     52. Neoglyphics; NEO/l10
     53. Bell Mobility; BCEM/110-04
     54. BCE Mobile Communications, Inc.; BEL/202
     55. Siemens AG-PN M; SMN/l12
     56. CUPA; CUP/110-02
     57. Dell Catalog Sales; DEL/110-0l
     58. Fluor Daniel Telecom; FLD/110-03
     59. Nortel; 124/A
     60. Siemens Enterprise Network Division; SMN/116
     61. Stratus Computer, Inc.; STRAT/110-01
     62. Daleen Technologies, Inc.; DLN/110
     63. Air Touch Communications; ATC/110-0l
     64. Equiva Trading Company; EQUILN
     65. PageMart Wireless; PAGE W/ll0
     66. Royal Bank Financial Group; ROY/113-0l
     67. Conill Advertising, Inc.; SAA/110-02
     68. Enron Energy Services; ENRON/l10-01

     b. See Attachment 1 Schedule 2.14.

4.   Transfer of Other Assets:
     The Seller shall assign to the Company its right and interest in the BSG Documents.

                             Schedule 4.12 - Leases

a.    Non-BSG Leases

    1. Leasehold: Stamford, CT
       Tenant: International Systems Services, Ltd., a former subsidiary of the
               Company.
       Action: To be assigned to RWITCS.

    2. Leasehold: London - 4 Great James Street
       Tenant: Coba Consulting Ltd. has taken responsibility for this lease.
       Action: Deed of Indemnity of Coba Consulting Ltd. is to be released and a new Deed of Indemnity is to be given by Renaissance
               Worldwide Ltd.

    3. Leasehold: Atlanta - Colony Square
       Tenant: Coba Group USA, Ltd., a former subsidiary of the Company, assigned this lease to the Company. No assignment documentation has been executed.
       Action: Seller is arranging for the buyout or assignment of this lease on behalf of Company.

    4. Leasehold: One Curzon Street, London, England
       Tenant: Renaissance Worldwide Strategy Limited assigned this leasehold to a third party on December 7, 1999.

    5. Leasehold: 40 Holborn Viaduct, London, England
       Tenant: Coba Consulting Limited assigned this leasehold to a third party on December 21, 1998.

    6. Leasehold: 22 Grafton Street, London, England
       Tenant: Renaissance Worldwide Strategy Limited

b. To be assigned to the Company or a Subsidiary subject to the consent of the landlord.

    1. Leasehold: 200 West Madison, Chicago, IL
       Tenant: The Hunter Group, Inc., affiliate of Company
       Action: To be assigned in whole.

c.

    1. Leasehold: 33 Cavendish Square, London, UK
       Tenant:Renaissance Worldwide Limited
       Payment subject to escalations, etc., as set by the landlord pursuant to the lease and based upon a prorata share of the premises: $16,496.21 per month

    2. Leasehold: Stamford, CT
       Tenant: International Systems Services, Ltd., a former subsidiary of the
               Company, to assign this leasehold to RWITCS, an affiliate.
       Payment subject to escalations, etc., as set by the landlord pursuant to the lease and based upon a prorata share of the premises:

              02/29/00 -- 12/31/00         Price per month to be determined
                                           based on the percentage of the
                                           premises being used by employees
                                           of BSG.

    3. Leasehold: 15 Piedmont Center, Suite 1400, 3575 Piedmont Road, NE, Atlanta, GA
       Tenant: The Hunter Group, Inc.
       Action: To sublease a small portion of the premises to Company.
       Payment subject to escalations, etc., as set by the landlord pursuant to the lease and based upon a prorata share of the premises:

              05/99-04/00      $1,759.29 per month
              05/00-12/31/00   $1,812.06 per month

    4. Leasehold: 101 East 52nd Street, New York, NY
       Tenant: Renaissance Worldwide, Inc.
       Action: To sublease a small portion of the premises to Company.
       Payment subject to escalations, etc., as set by the landlord pursuant to the lease and based upon a prorata share of the premises:

              11/01/98 -- 12/31/00  $4,211.15 per month

    5. Leasehold: 44 Montgomery Street, San Francisco, CA
       Tenant: Renaissance Worldwide Strategy, Inc.
       Payment subject to escalations, etc., as set by the landlord pursuant to the lease and based upon a prorata share of the premises.

                         Schedule 4.13 - Bonus Repayment

See Attachment 4.13.

                       Attachment 4.13 - UK December Bonus

                       Strategy Bonuses - (pound) Sterling

                             ---------------------------------------------
                               Bonus        Tax         Net      Emp'ers NI
                              (pound)     (pound)     (pound)     (pound)
--------------------------------------------------------------------------
Allwood, Richard              1,665.00      382.95    1,282.05      203.13
Bland, Richard                3,600.00    1,440.00    2,160.00      439.20
Curtis, Lisa                 11,400.00    4,560.00    6,840.00    1,390.80
Darbyshire, Gabrielle         3,654.00        0.00    3,654.00      445.79
He, Xin                         795.00      182.85      612.15       96.99
House, Bob                    8,884.62    3,553.85    5,330.77    1,083.92
Moran, Craig                  1,158.00      266.34      891.66      141.28  1.59
Reay, Susannah                1,665.00      382.95    1,282.05      203.13
Ross, Nick                    1,290.00      296.70      993.30      157.38
Souness, Helen                4,118.85    1,647.54    2,471.31      502.50
Steels, Elizabeth             2,115.00        0.00    2,115.00      258.03
Tapper, Josie                   660.00      151.80      508.20       80.52
Whittaker, Sam                  887.88      204.21      683.67      108.32
                             =============================================
                    Totals   41,893.35   13,069.19   28,824.16    5,110.99
                             66,610.43   20,780.01   45,830.41    8,126.47

Total Cost to Company - BPS   47,004.34
Total Cost to Company - USD   74,736.90

                       Attachment 4.13 - US December Bonus

------------------------------------------------------------------------------------------------------------------------------------
                                                  Bonus        Dec 12-18-
EMPL ID.   Employee Name             Hire Date  Incentive          99               Med/ER       OASDI/ER   FUTA/ER  SUI/ER
------------------------------------------------------------------------------------------------------------------------------------
100376     Aquirre,Pascal            09/01/94     BNI           40,367.31           585.33             -
------------------------------------------------------------------------------------------------------------------------------------
102489     Andrew,James              10/06/97     BNI           11,746.08           170.31             -
------------------------------------------------------------------------------------------------------------------------------------
102386     Andromalos,Susan          09/15/97     BNI            1,922.31            27.88        119.18
------------------------------------------------------------------------------------------------------------------------------------
107673     Anifalaje,Adetokunbo      08/31/98     BNI            2,400.00            34.80        148.80
------------------------------------------------------------------------------------------------------------------------------------
111151     Arnold,Alecia             09/16/99     BNI              581.54             8.44         36.06
------------------------------------------------------------------------------------------------------------------------------------
111264     Awuah,Samuel              10/04/99     BNI            1,973.08            28.61        122.33
------------------------------------------------------------------------------------------------------------------------------------
100087     Belt,Andrew R             01/01/92     BNI           46,800.00           678.60             -
------------------------------------------------------------------------------------------------------------------------------------
102347     Bingham,Anne M            09/02/97     BNI           13,800.00           200.10             -
------------------------------------------------------------------------------------------------------------------------------------
102810     Booher,James              12/15/97     BNI           14,580.00           211.41             -
------------------------------------------------------------------------------------------------------------------------------------
101183     Bodrock,Philip                         BNI           10,946.38           158.71
------------------------------------------------------------------------------------------------------------------------------------
102850     Borish,Anne               12/29/97     BNI           24,300 00           352.35             -
------------------------------------------------------------------------------------------------------------------------------------
107085     Breault,Michael           04/12/99     BNI            7,234.62           104.91         53.13
------------------------------------------------------------------------------------------------------------------------------------
111149     Bricker,Todd A.           09/16/99     BNI            3,392.31            49.19        210.32
------------------------------------------------------------------------------------------------------------------------------------
100088     Bruneau,Mark R            01/01/92     BNI           90,000.00         1,305.00             -
------------------------------------------------------------------------------------------------------------------------------------
103392     Cant,Michael J            03/30/98     BNI           15,000.00           217.50             -
------------------------------------------------------------------------------------------------------------------------------------
111612     Caperan,Horacio J.        11/29/99     BNI            1,500.00            21.75          93.00     12.00   40.80
------------------------------------------------------------------------------------------------------------------------------------
100934     Carroll,Ann               03/18/96     BNI           12,600.00           182.70             -
------------------------------------------------------------------------------------------------------------------------------------
105728     Catron,Carol                           BNI            1,938.46            28.11        120.18
------------------------------------------------------------------------------------------------------------------------------------
101393     Cavallari,Ford            11/01/96     BNI           48,173.08           698.51             -
------------------------------------------------------------------------------------------------------------------------------------
111079     Cela,Miguel O.            09/01/99     BNI            6,230.77            90.35             -
------------------------------------------------------------------------------------------------------------------------------------
102346     Chmielowiec,Mary          09/02/97     BNI           29,340.00           425.43             -
------------------------------------------------------------------------------------------------------------------------------------
108296     Clark,John B.             08/17/99     BNI              600.00             8.70          37.20             16.32
------------------------------------------------------------------------------------------------------------------------------------
103515     Coe,Keith                 04/13/98     BNI           15,000.00           217.50             -
------------------------------------------------------------------------------------------------------------------------------------
102483     Cole,Andrew               10/06/97     BNI           39,657.69         2,750.04
------------------------------------------------------------------------------------------------------------------------------------
107574     Conway,Mary Eileen        06/01/99     BNI            1,502.31            21.78         93.14
------------------------------------------------------------------------------------------------------------------------------------
102054     Conway,Maureen            06/23/97     BNI            4,275.00            61.99        265.05
------------------------------------------------------------------------------------------------------------------------------------
108106     Crews,Michele R.          08/09/99     BNI            3,973.85            57.62        246.38
------------------------------------------------------------------------------------------------------------------------------------
107084     Daunais,Steve             04/12/99     BNI            1,578.46            22.89         97.86
------------------------------------------------------------------------------------------------------------------------------------
104860     Davila,Juan Gerardo       10/20/98     BNI            2,370.00            34.37        146.94
------------------------------------------------------------------------------------------------------------------------------------
100365     Devegt,Rolf               08/10/94     BNI           41,076.92           595.61             -
------------------------------------------------------------------------------------------------------------------------------------
101333     Ehrhardt,Laurence W       10/01/96     BNI           20,550.00           297.98             -
------------------------------------------------------------------------------------------------------------------------------------
111321     Emelife,Maduka J.         10/15/99     BNI            5,140.38            74.53        318.71         -       -
------------------------------------------------------------------------------------------------------------------------------------
100061     Foley, Robert                          BNI           18,000.00           261.00                               -
------------------------------------------------------------------------------------------------------------------------------------
107573     Fox,Timothy               06/07/99     BNI             5711.54            82.81        354.11
------------------------------------------------------------------------------------------------------------------------------------
111155     Frazier,Elizabeth L.      09/13/99     BNI            1,753.85            25.43        108.74
------------------------------------------------------------------------------------------------------------------------------------
102908     Frostig,Richard           01/12/98     BNI            6,000.00            87.00             -
------------------------------------------------------------------------------------------------------------------------------------
104508     Fuller,Laura J            09/08/98     BNI           11,760.00           170.52             -
------------------------------------------------------------------------------------------------------------------------------------
107889     Gallagher,Timothy P.      07/12/99     BNI              300.00             4.35         18.60      2.40    8.16
------------------------------------------------------------------------------------------------------------------------------------
105213     Gamble,Carita M           12/01/98     BNI            2,520.00            36.54        156.24
------------------------------------------------------------------------------------------------------------------------------------
105743     Gaut,Erica                02/04/99     BNI            2 060.77            29.88        127.77
------------------------------------------------------------------------------------------------------------------------------------
103455     Goldstein,Stephen H       04/06/98     BNI           12,600.00           182.70             -
------------------------------------------------------------------------------------------------------------------------------------
100200     Gonsalves,John            07/26/93     BNI           13,200.00           191.40             -
------------------------------------------------------------------------------------------------------------------------------------
107846     Graham,Kathleen E.        07/06/99     BNI            4,110.58            59.60        254.85
------------------------------------------------------------------------------------------------------------------------------------
111048     Green,Tara A.             09/07/99     BNI            2,795.19            40.53        173.30
------------------------------------------------------------------------------------------------------------------------------------
103295     Grossi,Michael J          03/16/98     BNI           20,370.00           295.36             -
------------------------------------------------------------------------------------------------------------------------------------
101268     Gupta,Charu               09/03/96     BNI           20,670.00           299.72             -
------------------------------------------------------------------------------------------------------------------------------------
106965     Hannan, Matthew                        BNI            1,485.00            21.53         92.07
------------------------------------------------------------------------------------------------------------------------------------
101418     Haugen,Tiffany            11/13/96     BNI            2,280.00            33.06        141.36
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
108107     Jackson,Christopher E.    08/09/99      BNI             751.15            10.90         46.57               0.90
------------------------------------------------------------------------------------------------------------------------------------
111152     Jackson,Jessica           09/15/99      BNI             951.92            13.80         59.02
------------------------------------------------------------------------------------------------------------------------------------
104496     Jenkins,Elizabeth         09/08/98      BNI           9,450.00           137.03             -
------------------------------------------------------------------------------------------------------------------------------------
101845     Jubber,Peter A.           04/21/97      BNI          25,740.00           373.23             -
------------------------------------------------------------------------------------------------------------------------------------
107571     Kaminski,Jane             06/01/99      BNI           1,108.85            16.08         68.75
------------------------------------------------------------------------------------------------------------------------------------
100191     Kaplan,Nancy J            07/01/93      BNI          13,200.00           191.40             -
------------------------------------------------------------------------------------------------------------------------------------
100274     Kennedy,Lisa              02/21/94      BNI           6,120.00            88.74        166.81
------------------------------------------------------------------------------------------------------------------------------------
100857     Kirby,Marcus B            02/01/96      BNI          39,657.69         2,750.04             -
------------------------------------------------------------------------------------------------------------------------------------
111050     Law,Jimmy C.              09/07/99      BNI           2,795.19            40.54        173.31
------------------------------------------------------------------------------------------------------------------------------------
111150     Lewis,Finlay I            09/16/99      BNI           1,696.15            24.59        105.16
------------------------------------------------------------------------------------------------------------------------------------
111502     Luther,Jonathan A.        11/08/99      BNI             553.85             8.03         34.33       4.43   15.07
------------------------------------------------------------------------------------------------------------------------------------
104519     Malhotra,Ayesha           09/08/98      BNI           2,640.00            38.28        163.68
------------------------------------------------------------------------------------------------------------------------------------
111147     Meng,Jinhong Cynthia      09/20/99      BNI           2,596.15            37.65        160.96
------------------------------------------------------------------------------------------------------------------------------------
111624     Mishra,Ranjan Kumar       11/29/99      BNI             986.54            14.30         61.16       7.89   26.84
------------------------------------------------------------------------------------------------------------------------------------
104520     Muelbert,Philipp          09/08/98      BNI           7,920.00           114.84        491.04
------------------------------------------------------------------------------------------------------------------------------------
100550     Neale,Simon D.            04/15/95      BNI           3,480.00            50.46        215.76
------------------------------------------------------------------------------------------------------------------------------------
111148     OBrien,William F.         09/20/99      BNI           3,876.92            56.21        240.37
------------------------------------------------------------------------------------------------------------------------------------
106991     ODonnell,Terrence         04/05/99      BNI           2,160.00            31.32        133.92
------------------------------------------------------------------------------------------------------------------------------------
105241     Orlandino,Lauren          12/07/98      BNI           2,310.00            33.50        143.22
------------------------------------------------------------------------------------------------------------------------------------
100175     O'Shea,George M           04/26/93      BNI           2,103.84            30.51        130.43
------------------------------------------------------------------------------------------------------------------------------------
102678     Polson,Glyn               11/17/97      BNI           2,640.00            38.28        163.68
------------------------------------------------------------------------------------------------------------------------------------
104170     Preston,Paul K            07/20/98      BNI          13,800.00           200.10             -
------------------------------------------------------------------------------------------------------------------------------------
108249     Pritchett,Eric            08/16/99      BNI           1,104.23            16.01         68.46               0.74
------------------------------------------------------------------------------------------------------------------------------------
103029     Pugh,Patrick W            02/02/98      BNI          13,800.00           200.10             -
------------------------------------------------------------------------------------------------------------------------------------
102473     Rengel,Urs                10/01/97      BNI          27,000.00           391.50             -
------------------------------------------------------------------------------------------------------------------------------------
107702     Ryder,Laura               05/10/99      BNI           1,961.54            28.44        121.62
------------------------------------------------------------------------------------------------------------------------------------
111265     Salazar,Nancy             09/30/99      BNI             495.00             7.18         30.69
------------------------------------------------------------------------------------------------------------------------------------
111263     Schreck,Bradley J.        10/04/99      BNI             480.00             6.96         29.76       3.84   13.06
------------------------------------------------------------------------------------------------------------------------------------
100749     Seyfert,Deborah           10/30/95      BNI           3,000.00            43.50        186.00
------------------------------------------------------------------------------------------------------------------------------------
103109     Sturm,John T              02/17/98      BNI           1,891.50            27.43        117.27
------------------------------------------------------------------------------------------------------------------------------------
111610     Tay,Heather               11/29/99      BNI             908.65            13.18         56.34       7.27   31.80
------------------------------------------------------------------------------------------------------------------------------------
107890     Thompson,Lillian H.       07/06/99      BNI           7,200.00           104.40        446.40
------------------------------------------------------------------------------------------------------------------------------------
100769     Thumser,Mark              11/09/95      BNI          10,350.00           150.08             -
------------------------------------------------------------------------------------------------------------------------------------
100769     Thumser,Mark              11/09/95      BNI           3,450.00            50.03        213.90
------------------------------------------------------------------------------------------------------------------------------------
111378     Turben,Nicholas A.        10/26/99      BNI           2,653.85            38.48        164.54               1.41
------------------------------------------------------------------------------------------------------------------------------------
100476     Van Dissel,Bart J         01/05/95      BNI          14,100.00           204.45             -
------------------------------------------------------------------------------------------------------------------------------------
100639     Wallace,Carrie A          07/24/95      BNI           1,973.08            28.61             -
------------------------------------------------------------------------------------------------------------------------------------
101883     Wery,Roger F              05/01/97      BNI          48,173.08         2,873.51             -
------------------------------------------------------------------------------------------------------------------------------------
100684     Whitley,Charla            09/02/95      BNI           8,100.00           117.45             -
------------------------------------------------------------------------------------------------------------------------------------
100819     Willoughby,Kenneth A      01/02/96      BNI           9,450.00           137.03             -
------------------------------------------------------------------------------------------------------------------------------------
111049     Wolinsky,Mark E.          09/07/99      BNI           2,795.19            40.54        173.31
------------------------------------------------------------------------------------------------------------------------------------
    **     Moran, Craig                            BNI           1,880.10
------------------------------------------------------------------------------------------------------------------------------------
                                                               953,471.95        20,323.14      7,701.78      37.83  155.10
------------------------------------------------------------------------------------------------------------------------------------

 * Thumser's second bonus was paid in January. They made adjustments to his Dec bonus and then paid this additional amount
** Mr. Moran is a contactor not an employee.

                       Attachment 4.13 - UK February Bonus

                       Strategy Bonuses - (pound) Sterling

                            -----------------------------------------------
                               Bonus        Tax         Net      Emp'ers NI
                              (pound)     (pound)     (pound)     (pound)
---------------------------------------------------------------------------
Allwood, Richard             1,131.03      260.14      870.89     137.99
Bland, Richard               2,512.00    1,004.80    1,507.20     306.46
Curtis, Lisa                     0.00        0.00        0.00       0.00
Darbyshire, Gabrielle        2,512.00        0.00    2,512.00     306.46
He, Xin                        314.00       72.22      241.78      38.31
House, Bob                  34,540.00   13,816.00   20,724.00   4,213.88    1.59  exchange rate
Moran, Craig                     0.00        0.00        0.00       0.00
Reay, Susannah               1,131.66      260.28      871.38     138.06
Ross, Nick                     876.69      201.64      675.05     106.96
Souness, Helen               2,198.00      879.20    1,318.80     268.16
Steels, Elizabeth            1,381.60        0.00    1,381.60     168.56
Tapper, Josie                  471.00      108.33      362.67      57.46
Whittaker, Sam                 157.00       36.11      120.89      19.15

                            ===============================================
Totals BPS                  47,224.98   16,638.72   30,586.26   5,761.45
Totals USD                  75,199.01   26,494.77   48,704.24   9,174.28

Total Cost to Company       52,986.43
Total Cost to Company -     84,373.29
USD

                       Attachment 4.13 - US February Bonus

------------------------------------------------------------------------------------------------------------------------------------
                                                                    ER
                                                                   Social        ER                         MA UI-
   ID          Name                      SSN       Tot Gross      Security     Medicare      FUTA   SUTA     SPL
------------------------------------------------------------------------------------------------------------------------------------
 100376     Aguirre,Pascal            018765896     26,911.54      67.54        390.22
------------------------------------------------------------------------------------------------------------------------------------
 102489     Andrew,James              182428645      7,830.72                   113.55
------------------------------------------------------------------------------------------------------------------------------------
 102386     Andromatos,Susan          047621557      1,281.30      79.44         18.58       10.25   33.31    1.54
------------------------------------------------------------------------------------------------------------------------------------
 107673     Anifalaje,Adetokunbo      112722701      1,200.00      74.40         17.40        9.60   24.00
------------------------------------------------------------------------------------------------------------------------------------
 111151     Arnold,Alecia             539848329        291.00      18.04          4.22        2.32    7.57    0.35
------------------------------------------------------------------------------------------------------------------------------------
 111264     Awuah,Samuel              195724836      1,151.00      71.36         16.69
------------------------------------------------------------------------------------------------------------------------------------
 100087     Belt,Andrew R             032604993     31,200.00   1,934.40        452.40
------------------------------------------------------------------------------------------------------------------------------------
 102347     Bingham,Anne M            031502970      9,200.00     570.40        133.40                       10.38
------------------------------------------------------------------------------------------------------------------------------------
 102810     Booher,James              503807838      9,720.00     602.64        140.94
------------------------------------------------------------------------------------------------------------------------------------
 102850     Borish,Anne               115382711      8,100.00     502.20        117.45
------------------------------------------------------------------------------------------------------------------------------------
 107085     Breault,Michael           044701432      4,220.00     261.64         61.19                        1.57
------------------------------------------------------------------------------------------------------------------------------------
 111149     Bricker,ToddA.            063500590      1,979.00     122.70         28.70                        2.26
------------------------------------------------------------------------------------------------------------------------------------
 100088     Bruneau,Mark R.           032668936     60,000.00   2,013.84        870.00
------------------------------------------------------------------------------------------------------------------------------------
 103392     Cant,Michael J            014824159     15,000.00     930.00        217.50
------------------------------------------------------------------------------------------------------------------------------------
 111612     Caperan,Horacio J.        028808651        750.00      46.50         10.88
------------------------------------------------------------------------------------------------------------------------------------
 100934     Carroll,Ann               025464971      6,300.00     390.60         91.35
------------------------------------------------------------------------------------------------------------------------------------
 101393     Cavallari,Ford            026424803     57,115.00   3,541.13        828.17
------------------------------------------------------------------------------------------------------------------------------------
 111079     Cela,Miguel O.            019625922      2,000.00     124.00         29.00
------------------------------------------------------------------------------------------------------------------------------------
 102346     Chmielowiec,Mary          147621509     14,670.00     909.54        212.72
------------------------------------------------------------------------------------------------------------------------------------
 108296     Clark,John B.             025565032        400.00      24.80          5.80
------------------------------------------------------------------------------------------------------------------------------------
 103515     Coe,Keith                 241372471     10,000.00     620.00        145.O0
------------------------------------------------------------------------------------------------------------------------------------
 102483     Cole,Andrew               033764821     26,438.00   1,639.16        383.35
------------------------------------------------------------------------------------------------------------------------------------
 107574     Conway,Mary Eileen        094341204        500.00      31.00          7.25
------------------------------------------------------------------------------------------------------------------------------------
 102054     Conway,Maureen            046561991      3,500.00     217.00         50.75
------------------------------------------------------------------------------------------------------------------------------------
 108106     Crews,Michele R.          292601230      1,500.00      93.00         21.75
------------------------------------------------------------------------------------------------------------------------------------
 107084     Daunais,Steve             048582923      1,052.00      65.22         15.25
------------------------------------------------------------------------------------------------------------------------------------
 104860     Davila,Juan Gerardo       010829956      1,580.00      97.96         22.91
------------------------------------------------------------------------------------------------------------------------------------
 100365     Devegt,Rolf               019782841     20,000.00   1,240 00        290.00
------------------------------------------------------------------------------------------------------------------------------------
 101333     Ehrhardt,Laurence W       013461853     13,700.00     849.40        198.65
------------------------------------------------------------------------------------------------------------------------------------
 111321     Emelife,Maduka J.         474068137      4,050.00     251.10         58.73
------------------------------------------------------------------------------------------------------------------------------------
 100061     Foley,Robert E            027386120     12,000.00     744.00        174.00
------------------------------------------------------------------------------------------------------------------------------------
 107573     Fox,Timothy               002624273      3,808.00     236.10         55.22
------------------------------------------------------------------------------------------------------------------------------------
 111155     Frazier,Elizabeth L.      591189081      1,315.00      81.53         19.07
------------------------------------------------------------------------------------------------------------------------------------
 102908     Frostig,Richard           019404576      4,000.00     248.00         58.00
------------------------------------------------------------------------------------------------------------------------------------
 104508     Fuller,Laura J            020589808     10,000.00     620.00        145.00
------------------------------------------------------------------------------------------------------------------------------------
 105213     Gamble,Carita M           324688310      1,680.00     104.16         24.36
------------------------------------------------------------------------------------------------------------------------------------
 105743     Gaut,Erica                620058146      1,374.00      85.19         19.92
------------------------------------------------------------------------------------------------------------------------------------
 103455     Goldstein,Stephen H       048400087      7,000.00     434.00        101.50
------------------------------------------------------------------------------------------------------------------------------------
 100200     Gonsalves,John            123683387      8,000.00     496.00        116.00
------------------------------------------------------------------------------------------------------------------------------------
 107846     Graham,Kathleen E.        227311597      2,055.00     127.41         29.80
------------------------------------------------------------------------------------------------------------------------------------
 111048     Green,Tara A.             105882218        932.00      57.78         13.51
------------------------------------------------------------------------------------------------------------------------------------
 103295     Grossi,Michael J          128563459     13,580.00     841.96        196.91
------------------------------------------------------------------------------------------------------------------------------------
 101268     Gupta,Charu               017807559     13,780.00     854.36        199.81
------------------------------------------------------------------------------------------------------------------------------------
 101418     Haugen,Tiffany            255175928      1,520.00      94.24         22.04
------------------------------------------------------------------------------------------------------------------------------------
 108107     Jackson,Christopher E.    226025574        500.70      31.04          7.26
------------------------------------------------------------------------------------------------------------------------------------
 111152     Jackson,Jessica           047623758        519.23      32.19          7.53
------------------------------------------------------------------------------------------------------------------------------------
 104496     Jenkins,Elizabeth         016542431      6,300.00     390.60         91.35
------------------------------------------------------------------------------------------------------------------------------------
 101845     Jubber,Peter A            151841818     12,000.00     744.00        174.00
------------------------------------------------------------------------------------------------------------------------------------
 107571     Kaminski,Jane             017501511        739.30      45.84         10.72
------------------------------------------------------------------------------------------------------------------------------------
 100191     Kaplan,Nancy J            015366024      8,000.00     496.00        116.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
100274      Kennedy,Lisa              320662324      3,060.00     189.72         44.37
------------------------------------------------------------------------------------------------------------------------------------
100857      Kirby,Marcus B            011802391     26,500.00   1,643.00        384.25
------------------------------------------------------------------------------------------------------------------------------------
111050      Law,Jimmy C.              028823669        932.00      57.78         13.51
------------------------------------------------------------------------------------------------------------------------------------
111150      Lewis,Finlay I            577049492        989.00      61.32         14.34
------------------------------------------------------------------------------------------------------------------------------------
111502      Luther,Jonathan A.        024600980        500.00      31.00          7.25
------------------------------------------------------------------------------------------------------------------------------------
104519      Malhotra,Ayesha           538924503      1,760.00     109.12         25.52
------------------------------------------------------------------------------------------------------------------------------------
111147      Meng,Jinhong Cynthia      346928711      1,298.00      80.48         18.82
------------------------------------------------------------------------------------------------------------------------------------
111692      Messina,Michelle          031622920        500.00      31.00          7.25
------------------------------------------------------------------------------------------------------------------------------------
111624      Mishra,Ranjan Kumar       031826899      1,500.00      93.00         21.75
------------------------------------------------------------------------------------------------------------------------------------
104520      Muelbert,Philipp          305135440      4,625.00     286.75         67.06
------------------------------------------------------------------------------------------------------------------------------------
100550      Neale,Simon D             029786500      2,500.00     155.00         36.25
------------------------------------------------------------------------------------------------------------------------------------
111148      O'Brien,William F.        016423104      2,584.00     160.21         37.47
------------------------------------------------------------------------------------------------------------------------------------
106991      O'Donnell,Terrence        032649152      1,440.00      89.28         20.88
------------------------------------------------------------------------------------------------------------------------------------
105241      Orlandino,Lauren          014545677      1,540.00      95.48         22.33
------------------------------------------------------------------------------------------------------------------------------------
100175      O'Shea,George M           016746689      3,000.00     186.00         43.50
------------------------------------------------------------------------------------------------------------------------------------
102678      Polson,Glyn               095564168      1,760.00     109.12         25.52
------------------------------------------------------------------------------------------------------------------------------------
104170      Preston Paul K            550992201      9,200.00     570.40        133.40
------------------------------------------------------------------------------------------------------------------------------------
108249      Pritchett,Eric            419943542      1,000.00      62.00         14.50
------------------------------------------------------------------------------------------------------------------------------------
103029      Pugh,Patrick W            443803467      8,050.00     499.10        116.73
------------------------------------------------------------------------------------------------------------------------------------
102473      Rengel,Urs                138408803     13,500.00     837.00        195.75
------------------------------------------------------------------------------------------------------------------------------------
107702      Ryder,Laura               156606234      1,000.00      62.00         14.50
------------------------------------------------------------------------------------------------------------------------------------
111265      Salazar,Nancy             344722762        330.00      20.46          4.79
------------------------------------------------------------------------------------------------------------------------------------
111263      Schreck,Bradley J.        366826183        320.00      19.84          4.64
------------------------------------------------------------------------------------------------------------------------------------
100749      Seyfert,Deborah           480968944      2,000.00     124.00         29.00
------------------------------------------------------------------------------------------------------------------------------------
103109      Sturm,John T              202684012      1,000.00      62.00         14.50
------------------------------------------------------------------------------------------------------------------------------------
111610      Tay,Heather               032821470        500.00      31.00          7.25
------------------------------------------------------------------------------------------------------------------------------------
100769      Thumser,Mark              107509219      6,900.00     427 80        100 05
------------------------------------------------------------------------------------------------------------------------------------
111378      Turben,Nicholas A.        286564972      1,327.00      82.27         19.24
------------------------------------------------------------------------------------------------------------------------------------
100639      Wallace,Carrie A          387829700      2,030.00     125.86         29.44
------------------------------------------------------------------------------------------------------------------------------------
101883      Wery,Roger F              304981394     32,000.00   1,984.00        464.00
------------------------------------------------------------------------------------------------------------------------------------
100684      Whitley,Charla            253173229      4,500.00     279.00         65.25
------------------------------------------------------------------------------------------------------------------------------------
100819      Willoughby,Kenneth A      042583545      5,000.00     310.00         72.50
------------------------------------------------------------------------------------------------------------------------------------
111049      Wolinsky,Mark E.          028826671      1,641.00     101.74         23.79
------------------------------------------------------------------------------------------------------------------------------------
            Allnut, David                           30,000.00
------------------------------------------------------------------------------------------------------------------------------------
            Moran, Craig                             1,253.00
------------------------------------------------------------------------------------------------------------------------------------
                                                   626,781.79  33,130.14      8,635.17       22.17   64.88   16.10
------------------------------------------------------------------------------------------------------------------------------------

                     Schedule 4.15 - Provision of Employees

1.  Reid Menting - Renaissance Worldwide IT Consulting Services, Inc.   03/31/00
2.  John Parnell - Renaissance Worldwide IT Consulting Services, Inc.   03/31/00
3.  Mark Braxton - The Hunter Group, Inc.                               04/30/00

                 Schedule 4.17 - Dissolutions and Distributions

a.

     1. 1045795 Ontario, Inc. (Canada) dissolved effective November 15, 1999.

     2. International Systems Services (UK) Ltd. dissolved effective December 7, 1999.

     3. Coba Group USA, Ltd. (GA) to be dissolved.

     4. Technomic Consultants, Inc. (IL) to be dissolved.

     5. Technomic Research Associates Limited (UK) to be dissolved.

b.
     1. Renaissance Worldwide AB (Sweden) distributed effective 01/00.

     2. The Management Decisions Group Inc. (IL) distributed effective 02/00.

     3. Renaissance Worldwide KK (Japan) distributed effective 02/00.

     4. Renaissance Technomic Limited (Hong Kong) distributed effective 12/99.

     5. Renaissance Worldwide Strategy (S) Pte. Ltd. distributed effective
        12/99.

                 Schedule 6.13 - Dissolutions and Distributions

  1. Technomic Research Associates Limited

  2. Coba Group, U.S.A., Ltd.

  3. Technomic Consultants, Inc.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

      None.

                                    PART III

ITEM 10. DIRECTORS OF THE REGISTRANT

      The information required by this Item is included in Item 1 of this report or will be included under the captions "Election of Class II Director--Nominee," "Election of Class II Director--Other Directors," "Election of Class II Director--Board of Directors and Committees," and "Election of Class II Director--Director Compensation" and "Section 16(a) Beneficial ownership Reporting Compliance' in the Proxy Statement, and is incorporated herein by reference.

ITEM 11. EXECUTIVE COMPENSATION

      The information required by this Item will be included under the captions "Executive Compensation--Summary Compensation Table," "Executive
Compensation--Option Grants in Last Fiscal Year", "Executive Compensation --Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" and "Executive Compensation--Employment Agreements" in the Proxy Statement and is incorporated herein by reference.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The information required by this Item will be included under the caption "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement and is incorporated herein by reference.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The information required by this Item will be included under the caption "Certain Relationships and Related Transactions" in the Proxy Statement and is incorporated herein by reference.